FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$337,472,766	$305,674,642	$152,811,448	$120,724,539	$107,457,860
Net Assets	$337,472,766	$305,674,642	$152,811,448	$120,724,539	$107,457,860

NET ASSETS, representing:
Accumulation units	$337,472,766	$305,674,642	$152,811,448	$120,724,539	$107,457,860
	$337,472,766	$305,674,642	$152,811,448	$120,724,539	$107,457,860

Units outstanding	113,458,199	65,072,612	29,400,954	4,586,228	5,451,815

Portfolio shares held	33,747,277	22,914,141	2,079,916	3,206,495	3,175,469
Portfolio net asset value per share	$10.00	$13.34	$73.47	$37.65	$33.84
Investment in portfolio shares, at cost	$337,472,766	$308,828,109	$87,262,215	$107,842,324	$101,829,547

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$4,298,412	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	976,854	1,034,350	383,741	319,699	253,264
Reimbursement for excess expenses	—	—	—	—	—

NET INVESTMENT INCOME (LOSS)	3,321,558	(1,034,350)	(383,741)	(319,699)	(253,264)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	695,783	4,532,743	1,130,046	761,916
Net change in unrealized appreciation (depreciation) on investments	—	(50,747,629)	(54,414,875)	(20,417,695)	(16,199,080)
NET GAIN (LOSS) ON INVESTMENTS	—	(50,051,846)	(49,882,132)	(19,287,649)	(15,437,164)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,321,558	$(51,086,196)	$(50,265,873)	$(19,607,348)	$(15,690,428)

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$143,904,604	$117,129,992	$26,220,729	$1,462,645,372	$89,445,370
Net Assets	$143,904,604	$117,129,992	$26,220,729	$1,462,645,372	$89,445,370

NET ASSETS, representing:
Accumulation units	$143,904,604	$117,129,992	$26,220,729	$1,462,645,372	$89,445,370
	$143,904,604	$117,129,992	$26,220,729	$1,462,645,372	$89,445,370

Units outstanding	7,799,635	20,936,782	2,707,550	160,744,663	16,135,096

Portfolio shares held	3,279,503	19,785,472	626,391	15,927,751	1,938,565
Portfolio net asset value per share	$43.88	$5.92	$41.86	$91.83	$46.14
Investment in portfolio shares, at cost	$91,310,124	$110,583,994	$18,659,325	$1,075,119,659	$72,171,320

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	327,659	252,159	22,717	4,302,826	221,080
Reimbursement for excess expenses	—	—	(574)	—	—
NET INVESTMENT INCOME (LOSS)	(327,659)	(252,159)	(22,143)	(4,302,826)	(221,080)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,036,794	910,472	1,076,778	22,750,565	1,795,253
Net change in unrealized appreciation (depreciation) on investments	(15,481,262)	(14,833,462)	3,639,353	(320,175,509)	(20,540,216)
NET GAIN (LOSS) ON INVESTMENTS	(11,444,468)	(13,922,990)	4,716,131	(297,424,944)	(18,744,963)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(11,772,127)	$(14,175,149)	$4,693,988	$(301,727,770)	$(18,966,043)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$62,964,231	$284,485,260	$58,927,316	$31,804,325	$2,953,854
Net Assets	$62,964,231	$284,485,260	$58,927,316	$31,804,325	$2,953,854

NET ASSETS, representing:
Accumulation units	$62,964,231	$284,485,260	$58,927,316	$31,804,325	$2,953,854
	$62,964,231	$284,485,260	$58,927,316	$31,804,325	$2,953,854

Units outstanding	16,291,001	42,349,011	3,397,571	16,269,545	1,314,067

Portfolio shares held	5,177,980	3,082,514	1,167,803	2,438,982	93,536
Portfolio net asset value per share	$12.16	$92.29	$50.46	$13.04	$31.58
Investment in portfolio shares, at cost	$64,610,359	$209,602,024	$34,570,391	$36,803,476	$3,041,656

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$256,833	$23,577

EXPENSES
Charges for mortality and expense risk	405,399	758,655	228,208	187,919	28,877
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(405,399)	(758,655)	(228,208)	68,914	(5,300)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	775,928	578,148
Net realized gain (loss) on shares redeemed	45,129	9,827,170	1,197,761	(232,377)	41,548
Net change in unrealized appreciation (depreciation) on investments	(10,213,552)	(169,352,427)	(12,164,417)	(6,831,186)	(1,940,405)
NET GAIN (LOSS) ON INVESTMENTS	(10,168,423)	(159,525,257)	(10,966,656)	(6,287,635)	(1,320,709)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(10,573,822)	$(160,283,912)	$(11,194,864)	$(6,218,721)	$(1,326,009)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
ASSETS
Investment in the portfolios, at fair value	$5,894,825	$6,091,052	$2,059,152	$513,802	$4,579,025
Net Assets	$5,894,825	$6,091,052	$2,059,152	$513,802	$4,579,025

NET ASSETS, representing:
Accumulation units	$5,894,825	$6,091,052	$2,059,152	$513,802	$4,579,025
	$5,894,825	$6,091,052	$2,059,152	$513,802	$4,579,025

Units outstanding	1,689,200	1,159,343	874,345	147,758	1,112,280

Portfolio shares held	122,758	489,241	195,923	71,660	278,191
Portfolio net asset value per share	$48.02	$12.45	$10.51	$7.17	$16.46
Investment in portfolio shares, at cost	$6,348,046	$4,413,584	$3,174,203	$584,982	$5,399,166

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$130,259	$—	$8,309	$36,862

EXPENSES
Charges for mortality and expense risk	31,516	41,672	20,322	904	9,780
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(31,516)	88,587	(20,322)	7,405	27,082

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	795,142	520,332	610,398	93,177	1,243,404
Net realized gain (loss) on shares redeemed	213,130	233,137	(41,736)	(1,248)	33,825
Net change in unrealized appreciation (depreciation) on investments	(4,072,518)	(852,823)	(1,685,398)	(148,611)	(2,160,949)
NET GAIN (LOSS) ON INVESTMENTS	(3,064,246)	(99,354)	(1,116,736)	(56,682)	(883,720)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,095,762)	$(10,767)	$(1,137,058)	$(49,277)	$(856,638)

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$1,372,842	$187,731,765	$31,626,129	$221,532	$283,483
Net Assets	$1,372,842	$187,731,765	$31,626,129	$221,532	$283,483

NET ASSETS, representing:
Accumulation units	$1,372,842	$187,731,765	$31,626,129	$221,532	$283,483
	$1,372,842	$187,731,765	$31,626,129	$221,532	$283,483

Units outstanding	913,730	25,949,462	1,325,211	52,509	288,718

Portfolio shares held	34,853	6,127,016	731,748	21,301	22,517
Portfolio net asset value per share	$39.39	$30.64	$43.22	$10.40	$12.59
Investment in portfolio shares, at cost	$1,356,536	$141,382,253	$24,090,181	$291,029	$392,990

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$743	$—

EXPENSES
Charges for mortality and expense risk	2,934	442,467	50,919	683	785
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(2,934)	(442,467)	(50,919)	60	(785)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	297,539	—	—	2,492	131,410
Net realized gain (loss) on shares redeemed	(6,674)	3,545,096	456,625	(64,536)	16,732
Net change in unrealized appreciation (depreciation) on investments	(572,618)	(33,775,435)	(10,711,696)	(39,097)	(373,441)
NET GAIN (LOSS) ON INVESTMENTS	(281,753)	(30,230,339)	(10,255,071)	(101,141)	(225,299)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(284,687)	$(30,672,806)	$(10,305,990)	$(101,081)	$(226,084)

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$613,422	$25,024	$26,496	$5,989,019	$188,241,702
Net Assets	$613,422	$25,024	$26,496	$5,989,019	$188,241,702

NET ASSETS, representing:
Accumulation units	$613,422	$25,024	$26,496	$5,989,019	$188,241,702
	$613,422	$25,024	$26,496	$5,989,019	$188,241,702

Units outstanding	191,955	6,442	12,932	1,772,765	25,303,289

Portfolio shares held	9,771	589	554	198,509	8,411,157
Portfolio net asset value per share	$62.78	$42.47	$47.86	$30.17	$22.38
Investment in portfolio shares, at cost	$714,566	$28,845	$32,016	$6,127,543	$125,428,753

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$2,329	$300	$—	$37,908	$—

EXPENSES
Charges for mortality and expense risk	1,501	130	62	16,746	438,342
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	828	170	(62)	21,162	(438,342)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	151,467	758	9,152	1,199,973	—
Net realized gain (loss) on shares redeemed	(49,248)	29,598	715	50,093	4,419,093
Net change in unrealized appreciation (depreciation) on investments	(277,362)	(9,728)	(23,314)	(3,895,763)	(71,004,662)
NET GAIN (LOSS) ON INVESTMENTS	(175,143)	20,628	(13,447)	(2,645,697)	(66,585,569)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(174,315)	$20,798	$(13,509)	$(2,624,535)	$(67,023,911)
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
ASSETS
Investment in the portfolios, at fair value	$14,619,360	$39,071,200	$4,448,388	$2,266,686	$3,064,079
Net Assets	$14,619,360	$39,071,200	$4,448,388	$2,266,686	$3,064,079

NET ASSETS, representing:
Accumulation units	$14,619,360	$39,071,200	$4,448,388	$2,266,686	$3,064,079
	$14,619,360	$39,071,200	$4,448,388	$2,266,686	$3,064,079

Units outstanding	1,633,624	12,221,049	100,573	70,122	174,363

Portfolio shares held	397,698	3,986,857	191,824	107,223	254,070
Portfolio net asset value per share	$36.76	$9.80	$23.19	$21.14	$12.06
Investment in portfolio shares, at cost	$13,845,722	$30,048,240	$5,110,995	$3,032,446	$3,168,258

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$241,960	$—	$—	$—	$85,369

EXPENSES
Charges for mortality and expense risk	14,520	66,949	2,163	1,832	1,801
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	227,440	(66,949)	(2,163)	(1,832)	83,568

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	360,259	192,723	—
Net realized gain (loss) on shares redeemed	33,742	630,844	(8,019)	(62,055)	10,177
Net change in unrealized appreciation (depreciation) on investments	(1,425,391)	(15,416,129)	(1,776,654)	(625,971)	(560,378)
NET GAIN (LOSS) ON INVESTMENTS	(1,391,649)	(14,785,285)	(1,424,414)	(495,303)	(550,201)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,164,209)	$(14,852,234)	$(1,426,577)	$(497,135)	$(466,633)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology
ASSETS
Investment in the portfolios, at fair value	$3,755,304	$3,141	$1,358	$—	$2,837
Net Assets	$3,755,304	$3,141	$1,358	$—	$2,837

NET ASSETS, representing:
Accumulation units	$3,755,304	$3,141	$1,358	$—	$2,837
	$3,755,304	$3,141	$1,358	$—	$2,837

Units outstanding	123,296	931	340	—	338

Portfolio shares held	265,393	89	18	—	40
Portfolio net asset value per share	$14.15	$35.46	$76.40	$17.04	$70.70
Investment in portfolio shares, at cost	$3,423,588	$4,833	$1,034	$—	$2,481

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$77,057	$16	$2	$—	$—

EXPENSES
Charges for mortality and expense risk	2,020	8	4	—	7
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	75,037	8	(2)	—	(7)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	170,738	380	12	—	521
Net realized gain (loss) on shares redeemed	68,098	(22)	8	—	77
Net change in unrealized appreciation (depreciation) on investments	(355,076)	(1,336)	(158)	—	(884)
NET GAIN (LOSS) ON INVESTMENTS	(116,240)	(978)	(138)	—	(286)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(41,203)	$(970)	$(140)	$—	$(293)
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
ASSETS
Investment in the portfolios, at fair value	$—	$1,080	$505	$14,661	$1,475
Net Assets	$—	$1,080	$505	$14,661	$1,475

NET ASSETS, representing:
Accumulation units	$—	$1,080	$505	$14,661	$1,475
	$—	$1,080	$505	$14,661	$1,475

Units outstanding	—	261	125	6,174	662

Portfolio shares held	—	21	11	651	35
Portfolio net asset value per share	$20.67	$52.38	$44.29	$22.52	$42.23
Investment in portfolio shares, at cost	$—	$1,414	$530	$14,547	$1,208

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$5	$179	$1

EXPENSES
Charges for mortality and expense risk	100	4	1	36	4
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(100)	(4)	4	143	(3)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	16	—	527	18
Net realized gain (loss) on shares redeemed	(93,982)	(68)	(6)	10	8
Net change in unrealized appreciation (depreciation) on investments	(2)	(586)	199	(1,912)	(287)
NET GAIN (LOSS) ON INVESTMENTS	(93,984)	(638)	193	(1,375)	(261)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(94,084)	$(642)	$197	$(1,232)	$(264)
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market
ASSETS
Investment in the portfolios, at fair value	$3,320	$6,898	$2,901	$3,029	$2,304,655
Net Assets	$3,320	$6,898	$2,901	$3,029	$2,304,655

NET ASSETS, representing:
Accumulation units	$3,320	$6,898	$2,901	$3,029	$2,304,655
	$3,320	$6,898	$2,901	$3,029	$2,304,655

Units outstanding	604	2,533	613	612	2,152,395

Portfolio shares held	45	142	91	77	2,304,655
Portfolio net asset value per share	$74.44	$48.48	$31.75	$39.51	$1.00
Investment in portfolio shares, at cost	$2,814	$7,027	$3,762	$3,076	$2,304,655

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$4	$18,614

EXPENSES
Charges for mortality and expense risk	8	18	7	7	5,001
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(8)	(18)	(7)	(3)	13,613

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	197	380	630	432	—
Net realized gain (loss) on shares redeemed	98	8	(9)	4	—
Net change in unrealized appreciation (depreciation) on investments	(558)	(1,141)	(1,349)	(719)	—
NET GAIN (LOSS) ON INVESTMENTS	(263)	(753)	(728)	(283)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(271)	$(771)	$(735)	$(286)	$13,613
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Short NASDAQ-100
ASSETS
Investment in the portfolios, at fair value	$26,499	$1,384	$555	$2,258	$—
Net Assets	$26,499	$1,384	$555	$2,258	$—

NET ASSETS, representing:
Accumulation units	$26,499	$1,384	$555	$2,258	$—
	$26,499	$1,384	$555	$2,258	$—

Units outstanding	3,219	522	428	681	—

Portfolio shares held	694	37	22	42	—
Portfolio net asset value per share	$38.21	$37.31	$25.03	$54.23	$18.22
Investment in portfolio shares, at cost	$28,387	$1,350	$947	$2,662	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Short NASDAQ-100
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$1	$—	$20	$—

EXPENSES
Charges for mortality and expense risk	114	4	1	7	—
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(114)	(3)	(1)	13	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	6,716	78	—	171	—
Net realized gain (loss) on shares redeemed	1,187	2	(28)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	(3,536)	(168)	(44)	(1,047)	—
NET GAIN (LOSS) ON INVESTMENTS	4,367	(88)	(72)	(877)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,253	$(91)	$(73)	$(864)	$—
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
ASSETS
Investment in the portfolios, at fair value	$6,805	$22,139	$2,217	$966	$9,799
Net Assets	$6,805	$22,139	$2,217	$966	$9,799

NET ASSETS, representing:
Accumulation units	$6,805	$22,139	$2,217	$966	$9,799
	$6,805	$22,139	$2,217	$966	$9,799

Units outstanding	1,736	4,186	297	519	6,073

Portfolio shares held	228	825	46	33	738
Portfolio net asset value per share	$29.85	$26.82	$48.61	$29.20	$13.27
Investment in portfolio shares, at cost	$7,480	$27,936	$1,938	$1,102	$16,766

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$19	$—

EXPENSES
Charges for mortality and expense risk	19	58	7	3	30
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(19)	(58)	(7)	16	(30)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	866	3,578	475	—	—
Net realized gain (loss) on shares redeemed	19	(38)	22	(1)	(63)
Net change in unrealized appreciation (depreciation) on investments	(2,894)	(9,799)	(1,725)	(270)	(6,710)
NET GAIN (LOSS) ON INVESTMENTS	(2,009)	(6,259)	(1,228)	(271)	(6,773)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,028)	$(6,317)	$(1,235)	$(255)	$(6,803)
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities
ASSETS
Investment in the portfolios, at fair value	$—	$—	$—	$26,169	$1,487
Net Assets	$—	$—	$—	$26,169	$1,487

NET ASSETS, representing:
Accumulation units	$—	$—	$—	$26,169	$1,487
	$—	$—	$—	$26,169	$1,487

Units outstanding	—	—	—	6,402	283

Portfolio shares held	—	—	—	538	36
Portfolio net asset value per share	$28.68	$14.36	$11.28	$48.68	$41.50
Investment in portfolio shares, at cost	$—	$—	$—	$26,069	$1,450

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$14

EXPENSES
Charges for mortality and expense risk	1	44	—	988	4
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(1)	(44)	—	(988)	10

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	103,112	16
Net realized gain (loss) on shares redeemed	2,202	(3,831)	1,411	(318,623)	1
Net change in unrealized appreciation (depreciation) on investments	—	—	—	(722)	(35)
NET GAIN (LOSS) ON INVESTMENTS	2,202	(3,831)	1,411	(216,233)	(18)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,201	$(3,875)	$1,411	$(217,221)	$(8)

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio**	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$407,884,078	$18,972,358	$19,755,437	$—	$17,118,306
Net Assets	$407,884,078	$18,972,358	$19,755,437	$—	$17,118,306

NET ASSETS, representing:
Accumulation units	$407,884,078	$18,972,358	$19,755,437	$—	$17,118,306
	$407,884,078	$18,972,358	$19,755,437	$—	$17,118,306

Units outstanding	15,559,302	602,805	943,861	—	523,357

Portfolio shares held	8,081,713	1,266,513	938,055	—	513,909
Portfolio net asset value per share	$50.47	$14.98	$21.06	$—	$33.31
Investment in portfolio shares, at cost	$389,551,359	$14,387,576	$18,135,190	$—	$12,172,889

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	02/11/2022**	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	759,940	20,954	38,623	13,963	17,092
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(759,940)	(20,954)	(38,623)	(13,963)	(17,092)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,523,685	550,904	270,232	15,422,334	384,036
Net change in unrealized appreciation (depreciation) on investments	(123,976,885)	(6,557,949)	(3,808,432)	(14,939,826)	(2,834,360)
NET GAIN (LOSS) ON INVESTMENTS	(119,453,200)	(6,007,045)	(3,538,200)	482,508	(2,450,324)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(120,213,140)	$(6,027,999)	$(3,576,823)	$468,545	$(2,467,416)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio**	AST MFS Growth Portfolio**	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$74,755,070	$179,951,211	$—	$—	$54,143,575
Net Assets	$74,755,070	$179,951,211	$—	$—	$54,143,575

NET ASSETS, representing:
Accumulation units	$74,755,070	$179,951,211	$—	$—	$54,143,575
	$74,755,070	$179,951,211	$—	$—	$54,143,575

Units outstanding	4,033,687	8,108,766	—	—	1,523,888

Portfolio shares held	6,188,334	4,128,268	—	—	908,449
Portfolio net asset value per share	$12.08	$43.59	$—	$—	$59.60
Investment in portfolio shares, at cost	$73,485,560	$145,669,975	$—	$—	$39,773,193

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	06/10/2022**	06/10/2022**	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	150,621	325,723	50,402	118,759	88,607
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(150,621)	(325,723)	(50,402)	(118,759)	(88,607)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	220,289	2,403,071	15,721,653	9,768,000	977,388
Net change in unrealized appreciation (depreciation) on investments	(29,336,891)	(2,740,155)	(33,084,442)	(52,295,982)	(17,479,062)
NET GAIN (LOSS) ON INVESTMENTS	(29,116,602)	(337,084)	(17,362,789)	(42,527,982)	(16,501,674)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(29,267,223)	$(662,807)	$(17,413,191)	$(42,646,741)	$(16,590,281)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio**	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
ASSETS
Investment in the portfolios, at fair value	$—	$24,013,031	$89,730,446	$85,206,069	$11,082,379
Net Assets	$—	$24,013,031	$89,730,446	$85,206,069	$11,082,379

NET ASSETS, representing:
Accumulation units	$—	$24,013,031	$89,730,446	$85,206,069	$11,082,379
	$—	$24,013,031	$89,730,446	$85,206,069	$11,082,379

Units outstanding	—	1,165,746	4,743,723	6,495,384	565,400

Portfolio shares held	—	830,326	3,398,881	2,633,068	411,831
Portfolio net asset value per share	$—	$28.92	$26.40	$32.36	$26.91
Investment in portfolio shares, at cost	$—	$18,160,463	$79,318,886	$85,909,102	$12,075,829
STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	02/11/2022**	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$13,462

EXPENSES
Charges for mortality and expense risk	11,647	22,930	177,292	165,659	21,028
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(11,647)	(22,930)	(177,292)	(165,659)	(7,566)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	1,028,067
Net realized gain (loss) on shares redeemed	(125,153)	528,352	497,834	69,082	24,979
Net change in unrealized appreciation (depreciation) on investments	(561,483)	893,136	(17,832,482)	(17,336,050)	(3,121,842)
NET GAIN (LOSS) ON INVESTMENTS	(686,636)	1,421,488	(17,334,648)	(17,266,968)	(2,068,796)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(698,283)	$1,398,558	$(17,511,940)	$(17,432,627)	$(2,076,362)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio**
ASSETS
Investment in the portfolios, at fair value	$14,349,844	$13,478,537	$13,855,277	$46,370,100	$—
Net Assets	$14,349,844	$13,478,537	$13,855,277	$46,370,100	$—

NET ASSETS, representing:
Accumulation units	$14,349,844	$13,478,537	$13,855,277	$46,370,100	$—
	$14,349,844	$13,478,537	$13,855,277	$46,370,100	$—

Units outstanding	371,436	627,081	804,805	2,389,670	—

Portfolio shares held	678,480	328,745	846,900	1,276,710	—
Portfolio net asset value per share	$21.15	$41.00	$16.36	$36.32	$—
Investment in portfolio shares, at cost	$13,707,613	$15,099,641	$15,916,954	$42,933,773	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	02/11/2022**

INVESTMENT INCOME
Dividend income	$317,819	$35,981	$61,287	$1,017,906	$—

EXPENSES
Charges for mortality and expense risk	12,538	24,774	28,247	75,624	19,010
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	305,281	11,207	33,040	942,282	(19,010)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,842,634	872,547	3,379,659	1,613,417	—
Net realized gain (loss) on shares redeemed	60,444	(22,447)	(73,956)	299,413	7,859,517
Net change in unrealized appreciation (depreciation) on investments	(2,398,414)	(4,239,950)	(5,591,958)	(2,539,773)	(10,245,308)
NET GAIN (LOSS) ON INVESTMENTS	(495,336)	(3,389,850)	(2,286,255)	(626,943)	(2,385,791)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(190,055)	$(3,378,643)	$(2,253,215)	$315,339	$(2,404,801)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$112,919,432	$85,442,536	$300,327,006	$37,772,742	$89,756,274
Net Assets	$112,919,432	$85,442,536	$300,327,006	$37,772,742	$89,756,274

NET ASSETS, representing:
Accumulation units	$112,919,432	$85,442,536	$300,327,006	$37,772,742	$89,756,274
	$112,919,432	$85,442,536	$300,327,006	$37,772,742	$89,756,274

Units outstanding	3,914,731	3,892,805	13,216,139	2,142,780	3,284,248

Portfolio shares held	3,184,417	4,445,501	13,884,744	2,138,887	4,867,477
Portfolio net asset value per share	$35.46	$19.22	$21.63	$17.66	$18.44
Investment in portfolio shares, at cost	$107,690,993	$54,753,046	$238,457,856	$32,734,619	$84,208,993

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	279,329	128,977	570,075	81,488	225,706
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(279,329)	(128,977)	(570,075)	(81,488)	(225,706)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	371,886	2,225,503	3,847,269	641,377	1,226,105
Net change in unrealized appreciation (depreciation) on investments	(20,761,482)	(9,329,848)	(58,239,395)	(7,485,941)	(19,965,513)
NET GAIN (LOSS) ON INVESTMENTS	(20,389,596)	(7,104,345)	(54,392,126)	(6,844,564)	(18,739,408)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(20,668,925)	$(7,233,322)	$(54,962,201)	$(6,926,052)	$(18,965,114)

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST Moderate Multi-Asset Portfolio**	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$30,661,040	$—	$219,561,869	$71,341,664	$49,061,697
Net Assets	$30,661,040	$—	$219,561,869	$71,341,664	$49,061,697

NET ASSETS, representing:
Accumulation units	$30,661,040	$—	$219,561,869	$71,341,664	$49,061,697
	$30,661,040	$—	$219,561,869	$71,341,664	$49,061,697

Units outstanding	1,028,034	—	14,704,409	4,099,669	3,672,267

Portfolio shares held	1,349,518	—	14,473,426	4,382,166	3,950,217
Portfolio net asset value per share	$22.72	$—	$15.17	$16.28	$12.42
Investment in portfolio shares, at cost	$27,492,187	$—	$178,631,051	$72,077,304	$50,653,245

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST Moderate Multi-Asset Portfolio	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/02/2022**	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$849,698	$748,406

EXPENSES
Charges for mortality and expense risk	74,741	25,629	408,281	138,084	104,481
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(74,741)	(25,629)	(408,281)	711,614	643,925

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	46,903	730,492
Net realized gain (loss) on shares redeemed	149,898	1,487,213	3,145,521	111,966	46,849
Net change in unrealized appreciation (depreciation) on investments	(5,589,290)	(3,309,541)	(47,257,814)	(12,001,303)	(6,940,524)
NET GAIN (LOSS) ON INVESTMENTS	(5,439,392)	(1,822,328)	(44,112,293)	(11,842,434)	(6,163,183)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,514,133)	$(1,847,957)	$(44,520,574)	$(11,130,820)	$(5,519,258)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$6,956,750	$77,411,013	$62,749,118	$9,704,357	$23,512,302
Net Assets	$6,956,750	$77,411,013	$62,749,118	$9,704,357	$23,512,302

NET ASSETS, representing:
Accumulation units	$6,956,750	$77,411,013	$62,749,118	$9,704,357	$23,512,302
	$6,956,750	$77,411,013	$62,749,118	$9,704,357	$23,512,302

Units outstanding	544,141	4,597,587	4,049,011	677,038	1,544,380

Portfolio shares held	585,093	4,847,277	4,980,089	2,256,827	4,236,451
Portfolio net asset value per share	$11.89	$15.97	$12.60	$4.30	$5.55
Investment in portfolio shares, at cost	$7,213,621	$77,378,140	$62,820,687	$15,970,800	$36,155,495

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$120,844	$1,068,333	$960,014	$1,831,975	$2,016,722

EXPENSES
Charges for mortality and expense risk	12,703	144,704	121,187	21,981	54,155
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	108,141	923,629	838,827	1,809,994	1,962,567

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	107,923	447,906	795,221	4,101,777	10,024,171
Net realized gain (loss) on shares redeemed	(3,228)	118,888	104,777	(44,303)	(164,556)
Net change in unrealized appreciation (depreciation) on investments	(739,265)	(12,373,284)	(10,143,810)	(7,071,372)	(15,354,711)
NET GAIN (LOSS) ON INVESTMENTS	(634,570)	(11,806,490)	(9,243,812)	(3,013,898)	(5,495,096)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(526,429)	$(10,882,861)	$(8,404,985)	$(1,203,904)	$(3,532,529)

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$18,099,759	$259,736,800	$222,896,837	$106,150,722	$84,409,435
Net Assets	$18,099,759	$259,736,800	$222,896,837	$106,150,722	$84,409,435

NET ASSETS, representing:
Accumulation units	$18,099,759	$259,736,800	$222,896,837	$106,150,722	$84,409,435
	$18,099,759	$259,736,800	$222,896,837	$106,150,722	$84,409,435

Units outstanding	1,188,157	10,565,450	10,133,027	9,290,936	4,347,665

Portfolio shares held	7,669,389	3,444,785	4,506,608	6,969,844	2,310,056
Portfolio net asset value per share	$2.36	$75.40	$49.46	$15.23	$36.54
Investment in portfolio shares, at cost	$32,879,005	$320,004,666	$233,058,460	$136,368,789	$92,327,963

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$2,891,366	$883,679	$2,928,744	$1,886,173	$244,659

EXPENSES
Charges for mortality and expense risk	43,879	558,368	471,226	229,622	195,140
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	2,847,487	325,311	2,457,518	1,656,551	49,519

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	11,636,607	35,755,555	20,607,597	13,829,325	4,483,650
Net realized gain (loss) on shares redeemed	(68,171)	(372,943)	338,671	(494,044)	18,133
Net change in unrealized appreciation (depreciation) on investments	(17,128,648)	(128,298,500)	(61,998,699)	(39,074,837)	(32,694,294)
NET GAIN (LOSS) ON INVESTMENTS	(5,560,212)	(92,915,888)	(41,052,431)	(25,739,556)	(28,192,511)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,712,725)	$(92,590,577)	$(38,594,913)	$(24,083,005)	$(28,142,992)
The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)
ASSETS
Investment in the portfolios, at fair value	$79,140,730	$29,890,344	$4,033,576	$9,532,311	$3,321,840
Net Assets	$79,140,730	$29,890,344	$4,033,576	$9,532,311	$3,321,840

NET ASSETS, representing:
Accumulation units	$79,140,730	$29,890,344	$4,033,576	$9,532,311	$3,321,840
	$79,140,730	$29,890,344	$4,033,576	$9,532,311	$3,321,840

Units outstanding	4,567,174	2,142,255	296,176	864,886	155,571

Portfolio shares held	2,536,562	2,029,215	266,067	930,890	86,551
Portfolio net asset value per share	$31.20	$14.73	$15.16	$10.24	$38.38
Investment in portfolio shares, at cost	$87,642,928	$30,893,395	$4,954,653	$10,805,879	$3,974,334

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$220,356	$1,377,767	$76,770	$15,833	$24,072

EXPENSES
Charges for mortality and expense risk	157,552	65,591	9,225	22,758	3,264
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	62,804	1,312,176	67,545	(6,925)	20,808

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,207,311	559,243	463,622	—	444,169
Net realized gain (loss) on shares redeemed	(128,757)	3,044	(24,359)	(115,964)	(8,255)
Net change in unrealized appreciation (depreciation) on investments	(17,239,640)	(3,528,694)	(854,910)	(1,182,564)	(1,035,379)
NET GAIN (LOSS) ON INVESTMENTS	(12,161,086)	(2,966,407)	(415,647)	(1,298,528)	(599,465)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12,098,282)	$(1,654,231)	$(348,102)	$(1,305,453)	$(578,657)
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$10,863,993	$12,650,505	$74,298,982	$61,276,483	$38,553,932
Net Assets	$10,863,993	$12,650,505	$74,298,982	$61,276,483	$38,553,932

NET ASSETS, representing:
Accumulation units	$10,863,993	$12,650,505	$74,298,982	$61,276,483	$38,553,932
	$10,863,993	$12,650,505	$74,298,982	$61,276,483	$38,553,932

Units outstanding	404,333	498,493	6,960,608	3,232,886	2,054,534

Portfolio shares held	700,903	578,706	6,598,489	2,843,456	1,949,137
Portfolio net asset value per share	$15.50	$21.86	$11.26	$21.55	$19.78
Investment in portfolio shares, at cost	$11,122,869	$13,143,913	$87,420,338	$58,234,449	$39,099,480

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$90,862	$191,237	$2,062,754	$800,859	$643,151

EXPENSES
Charges for mortality and expense risk	11,633	12,272	171,407	127,718	93,996
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	79,229	178,965	1,891,347	673,141	549,155

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	662,043	1,346,823	869,312	3,413,269	3,659,698
Net realized gain (loss) on shares redeemed	47,991	42,765	(249,676)	149,037	128,210
Net change in unrealized appreciation (depreciation) on investments	(3,406,055)	(2,760,845)	(13,691,176)	(7,619,170)	(6,662,054)
NET GAIN (LOSS) ON INVESTMENTS	(2,696,021)	(1,371,257)	(13,071,540)	(4,056,864)	(2,874,146)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,616,792)	$(1,192,292)	$(11,180,193)	$(3,383,723)	$(2,324,991)
The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund℠ (Class 2)	AST Small-Cap Growth Opportunities Portfolio**	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
ASSETS
Investment in the portfolios, at fair value	$342,032,018	$58,647,261	$—	$76,532,075	$11,693,031
Net Assets	$342,032,018	$58,647,261	$—	$76,532,075	$11,693,031

NET ASSETS, representing:
Accumulation units	$342,032,018	$58,647,261	$—	$76,532,075	$11,693,031
	$342,032,018	$58,647,261	$—	$76,532,075	$11,693,031

Units outstanding	14,983,181	2,839,988	—	7,063,646	1,074,175

Portfolio shares held	925,161	4,706,843	—	3,707,949	140,812
Portfolio net asset value per share	$369.70	$12.46	$—	$20.64	$83.04
Investment in portfolio shares, at cost	$309,179,499	$64,318,320	$—	$73,898,615	$12,576,548

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund℠ (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	09/09/2022**	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$4,242,560	$1,096,649	$—	$—	$370,094

EXPENSES
Charges for mortality and expense risk	831,320	129,331	8,919	153,591	22,144
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	3,411,240	967,318	(8,919)	(153,591)	347,950

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,452,275	11,589,125	—	—	—
Net realized gain (loss) on shares redeemed	2,206,029	(59,508)	3,417,140	179,373	(90,091)
Net change in unrealized appreciation (depreciation) on investments	(77,860,409)	(16,777,419)	(7,480,147)	(7,858,534)	(1,584,934)
NET GAIN (LOSS) ON INVESTMENTS	(73,202,105)	(5,247,802)	(4,063,007)	(7,679,161)	(1,675,025)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(69,790,865)	$(4,280,484)	$(4,071,926)	$(7,832,752)	$(1,327,075)

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)	AST Core Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$38,141,221	$24,665,018	$17,026,247	$49,460	$105,543,974
Net Assets	$38,141,221	$24,665,018	$17,026,247	$49,460	$105,543,974

NET ASSETS, representing:
Accumulation units	$38,141,221	$24,665,018	$17,026,247	$49,460	$105,543,974
	$38,141,221	$24,665,018	$17,026,247	$49,460	$105,543,974

Units outstanding	2,592,690	1,959,312	1,958,463	5,107	11,986,259

Portfolio shares held	419,273	226,202	1,597,209	3,064	8,484,242
Portfolio net asset value per share	$90.97	$109.04	$10.66	$16.14	$12.44
Investment in portfolio shares, at cost	$47,632,991	$27,187,921	$19,154,961	$59,519	$118,816,697

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)	AST Core Fixed Income Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	2/11/2022*
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$77,672	$223,198	$—	$878	$—

EXPENSES
Charges for mortality and expense risk	86,056	49,136	32,984	98	212,600
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(8,384)	174,062	(32,984)	780	(212,600)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,007,846	2,526,225	—	6,707	—
Net realized gain (loss) on shares redeemed	(84,205)	8,477	(108,229)	(38)	(891,571)
Net change in unrealized appreciation (depreciation) on investments	(16,986,440)	(5,656,978)	(2,057,786)	(11,425)	(13,272,723)
NET GAIN (LOSS) ON INVESTMENTS	(15,062,799)	(3,122,276)	(2,166,015)	(4,756)	(14,164,294)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(15,071,183)	$(2,948,214)	$(2,198,999)	$(3,976)	$(14,376,894)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$3,321,558	$(1,034,350)	$(383,741)	$(319,699)	$(253,264)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	695,783	4,532,743	1,130,046	761,916
Net change in unrealized appreciation (depreciation) on investments	—	(50,747,629)	(54,414,875)	(20,417,695)	(16,199,080)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,321,558	(51,086,196)	(50,265,873)	(19,607,348)	(15,690,428)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	603,479,927	35,586,750	10,537,530	15,346,683	15,249,886
Policy loans	(19,223,704)	(1,827,161)	(2,188,300)	(847,685)	(703,189)
Policy loan repayments and interest	2,175,265	1,553,034	1,256,527	405,493	325,428
Surrenders, withdrawals and death benefits	(13,984,259)	(3,476,488)	(4,373,181)	(1,439,671)	(795,811)
Net transfers between other subaccounts
or fixed rate option	(499,923,672)	11,677,600	6,936,403	8,070,306	20,610,291
Miscellaneous transactions	113,996	27,274	13,220	(1,927)	963
Other charges	(27,417,987)	(17,653,489)	(6,309,016)	(8,534,898)	(6,931,710)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	45,219,566	25,887,520	5,873,183	12,998,301	27,755,858

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,541,124	(25,198,676)	(44,392,690)	(6,609,047)	12,065,430

NET ASSETS
Beginning of period	288,931,642	330,873,318	197,204,138	127,333,586	95,392,430
End of period	$337,472,766	$305,674,642	$152,811,448	$120,724,539	$107,457,860

Beginning units	98,105,533	59,895,784	28,945,575	4,216,056	3,895,592
Units issued	121,897,319	9,695,255	2,030,090	568,838	1,907,122
Units redeemed	(106,544,653)	(4,518,427)	(1,574,711)	(198,666)	(350,899)
Ending units	113,458,199	65,072,612	29,400,954	4,586,228	5,451,815
The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(327,659)	$(252,159)	$(22,143)	$(4,302,826)	$(221,080)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,036,794	910,472	1,076,778	22,750,565	1,795,253
Net change in unrealized appreciation (depreciation) on investments	(15,481,262)	(14,833,462)	3,639,353	(320,175,509)	(20,540,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,772,127)	(14,175,149)	4,693,988	(301,727,770)	(18,966,043)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,027,189	13,187,891	2,037,199	155,805,814	11,243,362
Policy loans	(1,408,728)	(997,695)	(668,478)	(7,218,998)	(1,091,272)
Policy loan repayments and interest	763,549	573,138	170,035	3,924,180	447,106
Surrenders, withdrawals and death benefits	(3,751,039)	(2,373,079)	(488,279)	(12,634,077)	(1,950,839)
Net transfers between other subaccounts
or fixed rate option	9,156,555	6,830,061	821,358	117,165,862	7,520,216
Miscellaneous transactions	(1,645)	1,293	(2,566)	(140,143)	(27,544)
Other charges	(5,934,447)	(6,560,580)	(876,072)	(63,489,097)	(4,505,872)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,851,434	10,661,029	993,197	193,413,541	11,635,157

TOTAL INCREASE (DECREASE) IN NET ASSETS	(920,693)	(3,514,120)	5,687,185	(108,314,229)	(7,330,886)

NET ASSETS
Beginning of period	144,825,297	120,644,112	20,533,544	1,570,959,601	96,776,256
End of period	$143,904,604	$117,129,992	$26,220,729	$1,462,645,372	$89,445,370

Beginning units	7,231,899	19,447,517	2,581,604	145,473,677	14,926,808
Units issued	1,065,957	3,230,540	516,420	20,886,877	2,568,322
Units redeemed	(498,221)	(1,741,275)	(390,474)	(5,615,891)	(1,360,034)
Ending units	7,799,635	20,936,782	2,707,550	160,744,663	16,135,096
The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(405,399)	$(758,655)	$(228,208)	$68,914	$(5,300)
Capital gains distributions received	—	—	—	775,928	578,148
Net realized gain (loss) on shares redeemed	45,129	9,827,170	1,197,761	(232,377)	41,548
Net change in unrealized appreciation (depreciation) on investments	(10,213,552)	(169,352,427)	(12,164,417)	(6,831,186)	(1,940,405)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(10,573,822)	(160,283,912)	(11,194,864)	(6,218,721)	(1,326,009)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,778	30,730,959	3,757,287	29,183	43,851
Policy loans	(155,288)	(2,957,351)	(215,125)	(5,731)	(1,907)
Policy loan repayments and interest	407,677	1,657,462	123,147	59,275	5,009
Surrenders, withdrawals and death benefits	—	(7,472,272)	(351,498)	(206,080)	(35,265)
Net transfers between other subaccounts
or fixed rate option	(2,234,260)	20,459,402	2,246,362	(88,711)	(47,608)
Miscellaneous transactions	22,122	27,683	1,369	8,121	199
Other charges	(1,017,113)	(14,275,193)	(1,328,588)	(279,045)	(101,979)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,975,084)	28,170,690	4,232,954	(482,988)	(137,700)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,548,906)	(132,113,222)	(6,961,910)	(6,701,709)	(1,463,709)

NET ASSETS
Beginning of period	76,513,137	416,598,482	65,889,226	38,506,034	4,417,563
End of period	$62,964,231	$284,485,260	$58,927,316	$31,804,325	$2,953,854

Beginning units	17,031,570	41,063,876	3,335,565	16,495,074	1,358,867
Units issued	115,006	4,764,179	190,010	781,791	22,099
Units redeemed	(855,575)	(3,479,044)	(128,004)	(1,007,320)	(66,899)
Ending units	16,291,001	42,349,011	3,397,571	16,269,545	1,314,067
The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(31,516)	$88,587	$(20,322)	$7,405	$27,082
Capital gains distributions received	795,142	520,332	610,398	93,177	1,243,404
Net realized gain (loss) on shares redeemed	213,130	233,137	(41,736)	(1,248)	33,825
Net change in unrealized appreciation (depreciation) on investments	(4,072,518)	(852,823)	(1,685,398)	(148,611)	(2,160,949)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,095,762)	(10,767)	(1,137,058)	(49,277)	(856,638)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,662	35,645	24,831	6,497	2,249
Policy loans	(5,055)	(525)	(3,478)	—	—
Policy loan repayments and interest	3,606	4,973	3,169	—	—
Surrenders, withdrawals and death benefits	(456,794)	(55,094)	(106,275)	—	—
Net transfers between other subaccounts
or fixed rate option	(498,782)	(456,684)	(121,928)	136,788	(673,159)
Miscellaneous transactions	29,273	(1,054)	(5,337)	121	3,219
Other charges	(152,882)	(166,051)	(45,012)	(6,728)	(43,269)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,057,972)	(638,790)	(254,030)	136,678	(710,960)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,153,734)	(649,557)	(1,391,088)	87,401	(1,567,598)

NET ASSETS
Beginning of period	10,048,559	6,740,609	3,450,240	426,401	6,146,623
End of period	$5,894,825	$6,091,052	$2,059,152	$513,802	$4,579,025

Beginning units	1,992,434	1,270,697	963,706	106,794	1,280,317
Units issued	165,137	80,390	9,621	45,668	95,298
Units redeemed	(468,371)	(191,744)	(98,982)	(4,704)	(263,335)
Ending units	1,689,200	1,159,343	874,345	147,758	1,112,280
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(2,934)	$(442,467)	$(50,919)	$60	$(785)
Capital gains distributions received	297,539	—	—	2,492	131,410
Net realized gain (loss) on shares redeemed	(6,674)	3,545,096	456,625	(64,536)	16,732
Net change in unrealized appreciation (depreciation) on investments	(572,618)	(33,775,435)	(10,711,696)	(39,097)	(373,441)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(284,687)	(30,672,806)	(10,305,990)	(101,081)	(226,084)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,735	20,635,330	4,312,634	6,158	8,300
Policy loans	—	(1,619,550)	(441,876)	—	—
Policy loan repayments and interest	—	952,781	197,980	3,043	—
Surrenders, withdrawals and death benefits	(31,355)	(3,618,077)	(643,703)	(29,693)	(47,327)
Net transfers between other subaccounts
or fixed rate option	32,587	9,111,625	1,283,589	(261,006)	(32,000)
Miscellaneous transactions	(228)	19,143	1,688	(4)	(184)
Other charges	(29,763)	(9,367,744)	(1,772,317)	(4,638)	(7,320)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,024)	16,113,508	2,937,995	(286,140)	(78,531)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(302,711)	(14,559,298)	(7,367,995)	(387,221)	(304,615)

NET ASSETS
Beginning of period	1,675,553	202,291,063	38,994,124	608,753	588,098
End of period	$1,372,842	$187,731,765	$31,626,129	$221,532	$283,483

Beginning units	928,043	24,830,511	1,196,666	116,096	358,903
Units issued	403,604	2,610,789	179,505	1,999	6,443
Units redeemed	(417,917)	(1,491,838)	(50,960)	(65,586)	(76,628)
Ending units	913,730	25,949,462	1,325,211	52,509	288,718

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$828	$170	$(62)	$21,162	$(438,342)
Capital gains distributions received	151,467	758	9,152	1,199,973	—
Net realized gain (loss) on shares redeemed	(49,248)	29,598	715	50,093	4,419,093
Net change in unrealized appreciation (depreciation) on investments	(277,362)	(9,728)	(23,314)	(3,895,763)	(71,004,662)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(174,315)	20,798	(13,509)	(2,624,535)	(67,023,911)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,261	168	—	193,107	21,440,538
Policy loans	—	—	—	(104,807)	(2,163,583)
Policy loan repayments and interest	—	—	—	42,010	1,357,510
Surrenders, withdrawals and death benefits	—	—	—	(130,414)	(6,006,020)
Net transfers between other subaccounts
or fixed rate option	(217,640)	(25,022)	—	27,995	1,458,522
Miscellaneous transactions	(19)	(162)	—	4,157	12,309
Other charges	(10,395)	(2,044)	(4,589)	(153,742)	(8,323,416)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(215,793)	(27,060)	(4,589)	(121,694)	7,775,860

TOTAL INCREASE (DECREASE) IN NET ASSETS	(390,108)	(6,262)	(18,098)	(2,746,229)	(59,248,051)

NET ASSETS
Beginning of period	1,003,530	31,286	44,594	8,735,248	247,489,753
End of period	$613,422	$25,024	$26,496	$5,989,019	$188,241,702

Beginning units	262,783	6,702	14,960	1,803,842	24,993,475
Units issued	3,640	256,597	—	48,682	1,999,281
Units redeemed	(74,468)	(256,857)	(2,028)	(79,759)	(1,689,467)
Ending units	191,955	6,442	12,932	1,772,765	25,303,289
The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$227,440	$(66,949)	$(2,163)	$(1,832)	$83,568
Capital gains distributions received	—	—	360,259	192,723	—
Net realized gain (loss) on shares redeemed	33,742	630,844	(8,019)	(62,055)	10,177
Net change in unrealized appreciation (depreciation) on investments	(1,425,391)	(15,416,129)	(1,776,654)	(625,971)	(560,378)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,164,209)	(14,852,234)	(1,426,577)	(497,135)	(466,633)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,341,243	3,155,203	239,326	195,473	196,389
Policy loans	(93,878)	(587,222)	(70,572)	(45,981)	(70,863)
Policy loan repayments and interest	54,574	418,324	1,753	881	1,315
Surrenders, withdrawals and death benefits	(194,591)	(796,420)	(73,033)	(55,165)	(43,677)
Net transfers between other subaccounts
or fixed rate option	1,815,218	2,373,944	390,573	(6,663)	206,647
Miscellaneous transactions	(2,869)	885	838	1,188	74
Other charges	(440,788)	(1,235,629)	(166,603)	(124,139)	(107,546)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,478,909	3,329,085	322,282	(34,406)	182,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,314,700	(11,523,149)	(1,104,295)	(531,541)	(284,294)

NET ASSETS
Beginning of period	13,304,660	50,594,349	5,552,683	2,798,227	3,348,373
End of period	$14,619,360	$39,071,200	$4,448,388	$2,266,686	$3,064,079

Beginning units	1,645,298	11,306,611	94,845	69,823	163,665
Units issued	482,031	1,519,894	16,548	11,920	25,717
Units redeemed	(493,705)	(605,456)	(10,820)	(11,621)	(15,019)
Ending units	1,633,624	12,221,049	100,573	70,122	174,363
The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$75,037	$8	$(2)	$—	$(7)
Capital gains distributions received	170,738	380	12	—	521
Net realized gain (loss) on shares redeemed	68,098	(22)	8	—	77
Net change in unrealized appreciation (depreciation) on investments	(355,076)	(1,336)	(158)	—	(884)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(41,203)	(970)	(140)	—	(293)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	205,885	216	75	—	75
Policy loans	(109,484)	—	—	—	—
Policy loan repayments and interest	1,531	—	—	—	—
Surrenders, withdrawals and death benefits	(87,122)	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	329,296	—	—	—	—
Miscellaneous transactions	(135)	—	—	—	—
Other charges	(139,069)	(43)	(26)	—	(444)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	200,902	173	49	—	(369)

TOTAL INCREASE (DECREASE) IN NET ASSETS	159,699	(797)	(91)	—	(662)

NET ASSETS
Beginning of period	3,595,605	3,938	1,449	—	3,499
End of period	$3,755,304	$3,141	$1,358	$—	$2,837

Beginning units	116,608	880	329	—	384
Units issued	24,393	63	18	—	9
Units redeemed	(17,705)	(12)	(7)	—	(55)
Ending units	123,296	931	340	—	338
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(100)	$(4)	$4	$143	$(3)
Capital gains distributions received	—	16	—	527	18
Net realized gain (loss) on shares redeemed	(93,982)	(68)	(6)	10	8
Net change in unrealized appreciation (depreciation) on investments	(2)	(586)	199	(1,912)	(287)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(94,084)	(642)	197	(1,232)	(264)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	706	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(689,981)	—	—	—	—
Miscellaneous transactions	17	—	—	—	—
Other charges	—	(537)	(32)	(266)	(30)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(689,964)	(537)	(32)	440	45

TOTAL INCREASE (DECREASE) IN NET ASSETS	(784,048)	(1,179)	165	(792)	(219)

NET ASSETS
Beginning of period	784,048	2,259	340	15,453	1,694
End of period	$—	$1,080	$505	$14,661	$1,475

Beginning units	61,501	374	134	5,988	644
Units issued	387,596	—	—	298	31
Units redeemed	(449,097)	(113)	(9)	(112)	(13)
Ending units	—	261	125	6,174	662
The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(8)	$(18)	$(7)	$(3)	$13,613
Capital gains distributions received	197	380	630	432	—
Net realized gain (loss) on shares redeemed	98	8	(9)	4	—
Net change in unrealized appreciation (depreciation) on investments	(558)	(1,141)	(1,349)	(719)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(271)	(771)	(735)	(286)	13,613

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	287	150	150	225
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	2,028,135
Miscellaneous transactions	—	—	—	—	(212)
Other charges	(609)	(133)	(62)	(60)	(3,951)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(534)	154	88	90	2,024,197

TOTAL INCREASE (DECREASE) IN NET ASSETS	(805)	(617)	(647)	(196)	2,037,810

NET ASSETS
Beginning of period	4,125	7,515	3,548	3,225	266,845
End of period	$3,320	$6,898	$2,901	$3,029	$2,304,655

Beginning units	704	2,480	595	595	251,105
Units issued	14	100	30	29	39,512,454
Units redeemed	(114)	(47)	(12)	(12)	(37,611,164)
Ending units	604	2,533	613	612	2,152,395
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Short NASDAQ-100
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(114)	$(3)	$(1)	$13	$—
Capital gains distributions received	6,716	78	—	171	—
Net realized gain (loss) on shares redeemed	1,187	2	(28)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	(3,536)	(168)	(44)	(1,047)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,253	(91)	(73)	(864)	—

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	357	75	—	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(13,565)	—	—	—	—
Miscellaneous transactions	(4,871)	—	—	—	—
Other charges	(2,181)	(27)	(43)	(195)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(20,260)	48	(43)	(195)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,007)	(43)	(116)	(1,059)	—

NET ASSETS
Beginning of period	42,506	1,427	671	3,317	—
End of period	$26,499	$1,384	$555	$2,258	$—

Beginning units	3,404	505	460	733	—
Units issued	416,225	28	—	—	—
Units redeemed	(416,410)	(11)	(32)	(52)	—
Ending units	3,219	522	428	681	—
The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(19)	$(58)	$(7)	$16	$(30)
Capital gains distributions received	866	3,578	475	—	—
Net realized gain (loss) on shares redeemed	19	(38)	22	(1)	(63)
Net change in unrealized appreciation (depreciation) on investments	(2,894)	(9,799)	(1,725)	(270)	(6,710)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,028)	(6,317)	(1,235)	(255)	(6,803)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	882	75	75	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(558)	(259)	(54)	(21)	(133)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(558)	623	21	54	573

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,586)	(5,694)	(1,214)	(201)	(6,230)

NET ASSETS
Beginning of period	9,391	27,833	3,431	1,167	16,029
End of period	$6,805	$22,139	$2,217	$966	$9,799

Beginning units	1,868	4,073	295	493	5,777
Units issued	—	159	8	37	362
Units redeemed	(132)	(46)	(6)	(11)	(66)
Ending units	1,736	4,186	297	519	6,073
The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(1)	$(44)	$—	$(988)	$10
Capital gains distributions received	—	—	—	103,112	16
Net realized gain (loss) on shares redeemed	2,202	(3,831)	1,411	(318,623)	1
Net change in unrealized appreciation (depreciation) on investments	—	—	—	(722)	(35)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,201	(3,875)	1,411	(217,221)	(8)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	750	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(2,201)	(1,564,258)	(1,411)	243,282	—
Miscellaneous transactions	—	6	—	(32,281)	—
Other charges	—	—	—	(1,600)	(29)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,201)	(1,564,252)	(1,411)	210,151	46

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(1,568,127)	—	(7,070)	38

NET ASSETS
Beginning of period	—	1,568,127	—	33,239	1,449
End of period	$—	$—	$—	$26,169	$1,487

Beginning units	—	24,232	—	6,510	275
Units issued	6,775	33,394	7,206	8,098,418	14
Units redeemed	(6,775)	(57,626)	(7,206)	(8,098,526)	(6)
Ending units	—	—	—	6,402	283

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	02/11/2022**	12/31/2022

OPERATIONS
Net investment income (loss)	$(759,940)	$(20,954)	$(38,623)	$(13,963)	$(17,092)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,523,685	550,904	270,232	15,422,334	384,036
Net change in unrealized appreciation (depreciation) on investments	(123,976,885)	(6,557,949)	(3,808,432)	(14,939,826)	(2,834,360)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(120,213,140)	(6,027,999)	(3,576,823)	468,545	(2,467,416)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	60,040,204	2,310,665	2,954,582	1,596,356	2,022,084
Policy loans	(2,443,233)	(285,624)	(311,818)	(22,496)	(289,295)
Policy loan repayments and interest	902,813	168,445	168,551	9,866	160,758
Surrenders, withdrawals and death benefits	(6,061,453)	(655,526)	(684,854)	(41,294)	(429,228)
Net transfers between other subaccounts
or fixed rate option	175,028,603	1,306,624	65,526	(59,865,998)	1,208,298
Miscellaneous transactions	(23,135)	(1,650)	(1,495)	(12,680)	(67)
Other charges	(23,245,781)	(760,313)	(1,169,279)	(424,246)	(680,905)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	204,198,018	2,082,621	1,021,213	(58,760,492)	1,991,645

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,984,878	(3,945,378)	(2,555,610)	(58,291,947)	(475,771)

NET ASSETS
Beginning of period	323,899,200	22,917,736	22,311,047	58,291,947	17,594,077
End of period	$407,884,078	$18,972,358	$19,755,437	$—	$17,118,306

Beginning units	8,005,070	544,540	896,571	3,134,748	465,756
Units issued	7,960,537	100,346	129,512	152,554	87,692
Units redeemed	(406,305)	(42,081)	(82,222)	(3,287,302)	(30,091)
Ending units	15,559,302	602,805	943,861	—	523,357

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	06/10/2022**	06/10/2022**	12/31/2022

OPERATIONS
Net investment income (loss)	$(150,621)	$(325,723)	$(50,402)	$(118,759)	$(88,607)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	220,289	2,403,071	15,721,653	9,768,000	977,388
Net change in unrealized appreciation (depreciation) on investments	(29,336,891)	(2,740,155)	(33,084,442)	(52,295,982)	(17,479,062)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(29,267,223)	(662,807)	(17,413,191)	(42,646,741)	(16,590,281)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,764,695	21,909,107	2,642,485	9,537,682	4,719,190
Policy loans	(461,788)	(1,406,557)	(248,747)	(335,230)	(807,101)
Policy loan repayments and interest	268,509	652,165	67,949	359,754	430,344
Surrenders, withdrawals and death benefits	(855,487)	(2,628,574)	(977,681)	(571,521)	(1,158,017)
Net transfers between other subaccounts
or fixed rate option	4,843,427	76,344,387	(45,166,528)	(107,621,363)	13,031,833
Miscellaneous transactions	4,574	2,577	8,903	18,661	4,465
Other charges	(5,279,959)	(8,826,040)	(1,071,644)	(4,029,204)	(1,646,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	13,283,971	86,047,065	(44,745,263)	(102,641,221)	14,574,151

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,983,252)	85,384,258	(62,158,454)	(145,287,962)	(2,016,130)

NET ASSETS
Beginning of period	90,738,322	94,566,953	62,158,454	145,287,962	56,159,705
End of period	$74,755,070	$179,951,211	$—	$—	$54,143,575

Beginning units	3,352,168	4,088,202	1,520,768	4,069,237	1,147,259
Units issued	809,792	4,395,120	108,086	414,224	457,599
Units redeemed	(128,273)	(374,556)	(1,628,854)	(4,483,461)	(80,970)
Ending units	4,033,687	8,108,766	—	—	1,523,888

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	02/11/2022**	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(11,647)	$(22,930)	$(177,292)	$(165,659)	$(7,566)
Capital gains distributions received	—	—	—	—	1,028,067
Net realized gain (loss) on shares redeemed	(125,153)	528,352	497,834	69,082	24,979
Net change in unrealized appreciation (depreciation) on investments	(561,483)	893,136	(17,832,482)	(17,336,050)	(3,121,842)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(698,283)	1,398,558	(17,511,940)	(17,432,627)	(2,076,362)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,649,165	2,222,879	15,666,474	15,949,590	2,569,030
Policy loans	(5,511)	(538,306)	(285,015)	(267,557)	(9,417)
Policy loan repayments and interest	20,533	298,427	175,331	233,626	20,604
Surrenders, withdrawals and death benefits	(30,581)	(661,246)	(1,210,922)	(744,930)	(48,065)
Net transfers between other subaccounts
or fixed rate option	(44,806,344)	(550,721)	4,042,586	10,069,290	705,040
Miscellaneous transactions	(71)	3,914	178	3,196	(1,743)
Other charges	(378,555)	(893,636)	(5,574,499)	(4,957,567)	(653,662)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(43,551,364)	(118,689)	12,814,133	20,285,648	2,581,787

TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,249,647)	1,279,869	(4,697,807)	2,853,021	505,425

NET ASSETS
Beginning of period	44,249,647	22,733,162	94,428,253	82,353,048	10,576,954
End of period	$—	$24,013,031	$89,730,446	$85,206,069	$11,082,379

Beginning units	3,889,069	1,169,638	4,090,926	4,962,536	431,488
Units issued	196,899	105,604	828,371	1,730,637	163,674
Units redeemed	(4,085,968)	(109,496)	(175,574)	(197,789)	(29,762)
Ending units	—	1,165,746	4,743,723	6,495,384	565,400

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	02/11/2022**

OPERATIONS
Net investment income (loss)	$305,281	$11,207	$33,040	$942,282	$(19,010)
Capital gains distributions received	1,842,634	872,547	3,379,659	1,613,417	—
Net realized gain (loss) on shares redeemed	60,444	(22,447)	(73,956)	299,413	7,859,517
Net change in unrealized appreciation (depreciation) on investments	(2,398,414)	(4,239,950)	(5,591,958)	(2,539,773)	(10,245,308)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(190,055)	(3,378,643)	(2,253,215)	315,339	(2,404,801)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,220,914	3,159,932	1,602,397	6,289,237	829,190
Policy loans	(138,226)	(101,541)	(50,526)	(389,190)	(42,020)
Policy loan repayments and interest	81,055	25,472	70,675	160,284	76,921
Surrenders, withdrawals and death benefits	(264,715)	(77,677)	(165,209)	(923,629)	(221,066)
Net transfers between other subaccounts
or fixed rate option	21,451	816,777	(81,654)	4,850,336	(70,864,674)
Miscellaneous transactions	395	(8,190)	(980)	(1,312)	(166)
Other charges	(515,265)	(968,970)	(806,054)	(2,757,920)	(400,948)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	405,609	2,845,803	568,649	7,227,806	(70,622,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	215,554	(532,840)	(1,684,566)	7,543,145	(73,027,564)

NET ASSETS
Beginning of period	14,134,290	14,011,377	15,539,843	38,826,955	73,027,564
End of period	$14,349,844	$13,478,537	$13,855,277	$46,370,100	$—

Beginning units	361,154	486,067	782,496	2,002,404	5,285,358
Units issued	30,722	194,115	90,409	516,481	110,795
Units redeemed	(20,440)	(53,101)	(68,100)	(129,215)	(5,396,153)
Ending units	371,436	627,081	804,805	2,389,670	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(279,329)	$(128,977)	$(570,075)	$(81,488)	$(225,706)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	371,886	2,225,503	3,847,269	641,377	1,226,105
Net change in unrealized appreciation (depreciation) on investments	(20,761,482)	(9,329,848)	(58,239,395)	(7,485,941)	(19,965,513)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(20,668,925)	(7,233,322)	(54,962,201)	(6,926,052)	(18,965,114)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,734,426	7,482,214	32,475,835	3,709,607	12,865,469
Policy loans	(252,779)	(2,195,563)	(4,348,340)	(319,121)	(419,765)
Policy loan repayments and interest	224,194	865,596	2,074,421	224,101	294,599
Surrenders, withdrawals and death benefits	(1,035,809)	(3,117,554)	(6,235,391)	(1,519,589)	(1,984,383)
Net transfers between other subaccounts
or fixed rate option	3,238,212	870,095	21,679,731	648,252	2,968,459
Miscellaneous transactions	(1,018)	16,437	11,256	26,737	(13,784)
Other charges	(7,241,938)	(3,517,237)	(17,604,442)	(2,198,371)	(6,210,188)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,665,288	403,988	28,053,070	571,616	7,500,407

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,003,637)	(6,829,334)	(26,909,131)	(6,354,436)	(11,464,707)

NET ASSETS
Beginning of period	121,923,069	92,271,870	327,236,137	44,127,178	101,220,981
End of period	$112,919,432	$85,442,536	$300,327,006	$37,772,742	$89,756,274

Beginning units	3,527,051	3,813,070	12,031,431	2,110,603	3,018,486
Units issued	523,716	353,497	1,813,591	253,050	561,508
Units redeemed	(136,036)	(273,762)	(628,883)	(220,873)	(295,746)
Ending units	3,914,731	3,892,805	13,216,139	2,142,780	3,284,248

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST Moderate Multi-Asset Portfolio	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/02/2022**	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(74,741)	$(25,629)	$(408,281)	$711,614	$643,925
Capital gains distributions received	—	—	—	46,903	730,492
Net realized gain (loss) on shares redeemed	149,898	1,487,213	3,145,521	111,966	46,849
Net change in unrealized appreciation (depreciation) on investments	(5,589,290)	(3,309,541)	(47,257,814)	(12,001,303)	(6,940,524)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,514,133)	(1,847,957)	(44,520,574)	(11,130,820)	(5,519,258)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,582,508	1,378,689	22,709,107	14,513,384	9,812,145
Policy loans	(91,611)	(30,858)	(2,858,261)	(186,726)	(152,094)
Policy loan repayments and interest	259,568	78,852	1,822,377	163,371	61,199
Surrenders, withdrawals and death benefits	(472,832)	(43,774)	(6,700,628)	(613,241)	(279,276)
Net transfers between other subaccounts
or fixed rate option	2,943,752	(10,931,164)	1,530,682	8,718,191	2,990,227
Miscellaneous transactions	(3,322)	347	16,862	1,691	(5,701)
Other charges	(2,168,393)	(647,189)	(10,861,363)	(5,315,977)	(4,340,354)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,049,670	(10,195,097)	5,658,776	17,280,693	8,086,146

TOTAL INCREASE (DECREASE) IN NET ASSETS	(464,463)	(12,043,054)	(38,861,798)	6,149,873	2,566,888

NET ASSETS
Beginning of period	31,125,503	12,043,054	258,423,667	65,191,791	46,494,809
End of period	$30,661,040	$—	$219,561,869	$71,341,664	$49,061,697

Beginning units	867,952	423,977	14,344,576	3,141,385	3,089,332
Units issued	200,294	62,157	1,154,142	1,106,222	801,840
Units redeemed	(40,212)	(486,134)	(794,309)	(147,938)	(218,905)
Ending units	1,028,034	—	14,704,409	4,099,669	3,672,267

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$108,141	$923,629	$838,827	$1,809,994	$1,962,567
Capital gains distributions received	107,923	447,906	795,221	4,101,777	10,024,171
Net realized gain (loss) on shares redeemed	(3,228)	118,888	104,777	(44,303)	(164,556)
Net change in unrealized appreciation (depreciation) on investments	(739,265)	(12,373,284)	(10,143,810)	(7,071,372)	(15,354,711)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(526,429)	(10,882,861)	(8,404,985)	(1,203,904)	(3,532,529)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,091,266	16,713,899	10,761,726	1,205,948	3,202,503
Policy loans	(43,592)	(219,075)	(161,855)	(33,489)	(150,056)
Policy loan repayments and interest	12,179	77,820	50,595	66,727	36,927
Surrenders, withdrawals and death benefits	(39,760)	(965,806)	(283,100)	(48,738)	(127,419)
Net transfers between other subaccounts
or fixed rate option	1,679,429	10,377,138	3,718,026	583,989	1,236,321
Miscellaneous transactions	255	(13,313)	(4,867)	(409)	(1,202)
Other charges	(496,811)	(6,154,740)	(4,269,888)	(653,272)	(1,617,692)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,202,966	19,815,923	9,810,637	1,120,756	2,579,382

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,676,537	8,933,062	1,405,652	(83,148)	(953,147)

NET ASSETS
Beginning of period	5,280,213	68,477,951	61,343,466	9,787,505	24,465,449
End of period	$6,956,750	$77,411,013	$62,749,118	$9,704,357	$23,512,302

Beginning units	384,935	3,474,587	3,440,284	600,452	1,382,802
Units issued	203,093	1,404,323	788,438	120,427	252,731
Units redeemed	(43,887)	(281,323)	(179,711)	(43,841)	(91,153)
Ending units	544,141	4,597,587	4,049,011	677,038	1,544,380

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$2,847,487	$325,311	$2,457,518	$1,656,551	$49,519
Capital gains distributions received	11,636,607	35,755,555	20,607,597	13,829,325	4,483,650
Net realized gain (loss) on shares redeemed	(68,171)	(372,943)	338,671	(494,044)	18,133
Net change in unrealized appreciation (depreciation) on investments	(17,128,648)	(128,298,500)	(61,998,699)	(39,074,837)	(32,694,294)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,712,725)	(92,590,577)	(38,594,913)	(24,083,005)	(28,142,992)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,497,571	49,386,933	32,783,241	18,261,299	11,993,964
Policy loans	(144,901)	(827,439)	(748,001)	(302,267)	(489,265)
Policy loan repayments and interest	25,384	387,183	400,672	158,580	169,853
Surrenders, withdrawals and death benefits	(85,160)	(2,557,428)	(1,712,569)	(502,248)	(691,549)
Net transfers between other subaccounts
or fixed rate option	324,571	36,729,490	18,813,982	9,150,658	4,215,091
Miscellaneous transactions	1,767	(30,737)	3,534	3,820	37,611
Other charges	(1,148,449)	(19,060,367)	(14,646,867)	(6,460,544)	(5,827,743)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,470,783	64,027,635	34,893,992	20,309,298	9,407,962

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,241,942)	(28,562,942)	(3,700,921)	(3,773,707)	(18,735,030)

NET ASSETS
Beginning of period	19,341,701	288,299,742	226,597,758	109,924,429	103,144,465
End of period	$18,099,759	$259,736,800	$222,896,837	$106,150,722	$84,409,435

Beginning units	1,097,280	8,236,550	8,609,558	7,610,909	3,894,059
Units issued	180,152	2,574,173	1,758,352	1,931,048	583,850
Units redeemed	(89,275)	(245,273)	(234,883)	(251,021)	(130,244)
Ending units	1,188,157	10,565,450	10,133,027	9,290,936	4,347,665

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$62,804	$1,312,176	$67,545	$(6,925)	$20,808
Capital gains distributions received	5,207,311	559,243	463,622	—	444,169
Net realized gain (loss) on shares redeemed	(128,757)	3,044	(24,359)	(115,964)	(8,255)
Net change in unrealized appreciation (depreciation) on investments	(17,239,640)	(3,528,694)	(854,910)	(1,182,564)	(1,035,379)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12,098,282)	(1,654,231)	(348,102)	(1,305,453)	(578,657)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,205,229	4,006,111	—	1,155,033	411,900
Policy loans	(320,522)	(68,128)	(679)	(19,486)	(47,823)
Policy loan repayments and interest	127,595	33,236	—	17,710	8,975
Surrenders, withdrawals and death benefits	(679,456)	(219,691)	(73,822)	(186,089)	(54,781)
Net transfers between other subaccounts
or fixed rate option	7,354,333	2,040,238	(71,065)	(178,713)	(5,804)
Miscellaneous transactions	7,386	836	(772)	2,265	2,289
Other charges	(5,290,845)	(2,210,971)	(147,068)	(836,470)	(98,622)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	13,403,720	3,581,631	(293,406)	(45,750)	216,134

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,305,438	1,927,400	(641,508)	(1,351,203)	(362,523)

NET ASSETS
Beginning of period	77,835,292	27,962,944	4,675,084	10,883,514	3,684,363
End of period	$79,140,730	$29,890,344	$4,033,576	$9,532,311	$3,321,840

Beginning units	3,832,548	1,889,876	317,095	872,720	145,656
Units issued	871,419	326,256	3	77,814	17,753
Units redeemed	(136,793)	(73,877)	(20,922)	(85,648)	(7,838)
Ending units	4,567,174	2,142,255	296,176	864,886	155,571
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$79,229	$178,965	$1,891,347	$673,141	$549,155
Capital gains distributions received	662,043	1,346,823	869,312	3,413,269	3,659,698
Net realized gain (loss) on shares redeemed	47,991	42,765	(249,676)	149,037	128,210
Net change in unrealized appreciation (depreciation) on investments	(3,406,055)	(2,760,845)	(13,691,176)	(7,619,170)	(6,662,054)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,616,792)	(1,192,292)	(11,180,193)	(3,383,723)	(2,324,991)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,016,829	1,374,999	11,858,444	8,284,685	3,585,975
Policy loans	(115,855)	(102,410)	(162,828)	(208,137)	(73,847)
Policy loan repayments and interest	31,825	121,174	274,922	75,441	33,695
Surrenders, withdrawals and death benefits	(536,847)	(366,698)	(950,300)	(346,164)	(316,608)
Net transfers between other subaccounts
or fixed rate option	(142,038)	669,859	4,366,927	3,479,913	1,310,891
Miscellaneous transactions	4,579	(2,893)	142	207	566
Other charges	(351,507)	(412,701)	(6,262,837)	(3,994,428)	(2,347,612)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(93,014)	1,281,330	9,124,470	7,291,517	2,193,060

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,709,806)	89,038	(2,055,723)	3,907,794	(131,931)

NET ASSETS
Beginning of period	13,573,799	12,561,467	76,354,705	57,368,689	38,685,863
End of period	$10,863,993	$12,650,505	$74,298,982	$61,276,483	$38,553,932

Beginning units	407,787	449,245	6,140,096	2,838,322	1,938,154
Units issued	28,278	71,528	1,032,815	482,768	187,716
Units redeemed	(31,732)	(22,280)	(212,303)	(88,204)	(71,336)
Ending units	404,333	498,493	6,960,608	3,232,886	2,054,534
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund℠ (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	09/09/2022**	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$3,411,240	$967,318	$(8,919)	$(153,591)	$347,950
Capital gains distributions received	2,452,275	11,589,125	—	—	—
Net realized gain (loss) on shares redeemed	2,206,029	(59,508)	3,417,140	179,373	(90,091)
Net change in unrealized appreciation (depreciation) on investments	(77,860,409)	(16,777,419)	(7,480,147)	(7,858,534)	(1,584,934)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(69,790,865)	(4,280,484)	(4,071,926)	(7,832,752)	(1,327,075)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	52,263,182	8,429,502	1,136,470	7,372,785	2,493,716
Policy loans	(585,401)	(142,818)	(327,466)	(533,135)	(34,991)
Policy loan repayments and interest	456,528	46,264	49,283	481,452	6,881
Surrenders, withdrawals and death benefits	(3,542,159)	(193,782)	(435,517)	(1,246,718)	(47,393)
Net transfers between other subaccounts
or fixed rate option	23,407,003	8,418,539	(11,921,364)	4,988,641	1,133,763
Miscellaneous transactions	(41,438)	(8)	(3,334)	(3,129)	4,956
Other charges	(23,270,022)	(3,812,048)	(351,016)	(3,174,524)	(862,631)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	48,687,693	12,745,649	(11,852,944)	7,885,372	2,694,301

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,103,172)	8,465,165	(15,924,870)	52,620	1,367,226

NET ASSETS
Beginning of period	363,135,190	50,182,096	15,924,870	76,479,455	10,325,805
End of period	$342,032,018	$58,647,261	$—	$76,532,075	$11,693,031

Beginning units	12,945,405	2,219,118	342,103	6,331,439	806,793
Units issued	2,435,521	715,210	40,324	1,070,949	417,774
Units redeemed	(397,745)	(94,340)	(382,427)	(338,742)	(150,392)
Ending units	14,983,181	2,839,988	—	7,063,646	1,074,175
**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)	AST Core Fixed Income Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	2/11/2022*
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(8,384)	$174,062	$(32,984)	$780	$(212,600)
Capital gains distributions received	2,007,846	2,526,225	—	6,707	—
Net realized gain (loss) on shares redeemed	(84,205)	8,477	(108,229)	(38)	(891,571)
Net change in unrealized appreciation (depreciation) on investments	(16,986,440)	(5,656,978)	(2,057,786)	(11,425)	(13,272,723)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(15,071,183)	(2,948,214)	(2,198,999)	(3,976)	(14,376,894)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,905,753	4,857,023	3,070,260	2,310	13,612,716
Policy loans	(112,198)	(103,659)	(63,671)	—	(786,697)
Policy loan repayments and interest	47,806	51,510	42,461	—	688,972
Surrenders, withdrawals and death benefits	(128,627)	(75,733)	(179,377)	—	(1,864,081)
Net transfers between other subaccounts
or fixed rate option	7,305,208	4,180,122	508,674	—	114,500,573
Miscellaneous transactions	(17,082)	838	(75)	—	3,176
Other charges	(3,387,839)	(1,766,941)	(1,171,086)	(454)	(6,233,791)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,613,021	7,143,160	2,207,186	1,856	119,920,868

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,458,162)	4,194,946	8,187	(2,120)	105,543,974

NET ASSETS
Beginning of period	40,599,383	20,470,072	17,018,060	51,580	—
End of period	$38,141,221	$24,665,018	$17,026,247	$49,460	$105,543,974

Beginning units	1,845,828	1,406,260	1,715,533	4,916	—
Units issued	828,200	610,192	384,249	238	13,275,484
Units redeemed	(81,338)	(57,140)	(141,319)	(47)	(1,289,225)
Ending units	2,592,690	1,959,312	1,958,463	5,107	11,986,259

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(868,093)	$(1,107,413)	$(431,803)	$(292,856)	$(212,102)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,599,138	6,438,646	1,220,965	1,091,353
Net change in unrealized appreciation (depreciation) on investments	—	(4,898,999)	26,666,829	15,694,988	8,900,554
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(868,093)	(3,407,274)	32,673,672	16,623,097	9,779,805

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	984,652,169	29,013,340	9,750,783	13,641,076	8,930,013
Policy loans	(15,426,525)	(1,451,376)	(1,484,217)	(265,296)	(122,104)
Policy loan repayments and interest	2,452,943	1,248,981	1,183,708	294,401	159,568
Surrenders, withdrawals and death benefits	(32,110,504)	(14,246,255)	(5,210,374)	(1,232,695)	(1,093,482)
Net transfers between other subaccounts
or fixed rate option	(964,804,745)	36,231,287	3,698,552	18,988,199	20,562,582
Miscellaneous transactions	(10,708)	101,441	8,436	3,387	1,592
Other charges	(34,315,971)	(14,874,566)	(5,791,821)	(7,231,631)	(5,303,002)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(59,563,341)	36,022,852	2,155,067	24,197,441	23,135,167

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,431,434)	32,615,578	34,828,739	40,820,538	32,914,972

NET ASSETS
Beginning of period	349,363,076	298,257,740	162,375,399	86,513,048	62,477,458
End of period	$288,931,642	$330,873,318	$197,204,138	$127,333,586	$95,392,430

Beginning units	111,728,140	57,023,226	29,184,640	3,570,259	3,071,331
Units issued	109,777,448	9,429,244	1,347,214	823,990	1,107,215
Units redeemed	(123,400,055)	(6,556,686)	(1,586,279)	(178,193)	(282,954)
Ending units	98,105,533	59,895,784	28,945,575	4,216,056	3,895,592
The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(302,465)	$(239,923)	$(17,379)	$(4,020,543)	$(219,354)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,525,221	878,334	153,014	28,115,153	1,897,256
Net change in unrealized appreciation (depreciation) on investments	26,525,186	7,094,172	3,929,521	287,962,440	11,397,210
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,747,942	7,732,583	4,065,156	312,057,050	13,075,112

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,216,067	10,563,094	1,960,635	118,171,674	7,685,340
Policy loans	(1,104,703)	(756,295)	(233,863)	(6,672,973)	(627,020)
Policy loan repayments and interest	885,365	631,525	138,371	5,903,893	490,633
Surrenders, withdrawals and death benefits	(3,863,670)	(2,678,312)	(467,896)	(19,105,627)	(1,688,525)
Net transfers between other subaccounts
or fixed rate option	10,173,861	16,307,959	(195,683)	192,408,743	14,223,095
Miscellaneous transactions	(14,985)	(1,578)	(4,320)	(287,642)	11,111
Other charges	(4,400,580)	(5,159,322)	(663,324)	(48,054,689)	(3,518,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,891,355	18,907,071	533,920	242,363,379	16,576,085

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,639,297	26,639,654	4,599,076	554,420,429	29,651,197

NET ASSETS
Beginning of period	104,186,000	94,004,458	15,934,468	1,016,539,172	67,125,059
End of period	$144,825,297	$120,644,112	$20,533,544	$1,570,959,601	$96,776,256

Beginning units	6,724,626	17,414,161	2,510,677	133,625,227	13,917,866
Units issued	1,032,089	3,006,239	204,518	18,221,117	1,911,884
Units redeemed	(524,816)	(972,883)	(133,591)	(6,372,667)	(902,942)
Ending units	7,231,899	19,447,517	2,581,604	145,473,677	14,926,808

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(468,241)	$(910,756)	$(252,709)	$827	$(30,927)
Capital gains distributions received	—	—	—	2,580,269	202,968
Net realized gain (loss) on shares redeemed	305,300	14,648,568	2,812,901	456,409	107,528
Net change in unrealized appreciation (depreciation) on investments	(2,857,574)	38,666,239	10,770,737	(2,703,310)	439,425
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,020,515)	52,404,051	13,330,929	334,195	718,994

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	22,579,343	2,813,282	66,232	55,947
Policy loans	(156,740)	(2,794,606)	(127,101)	(9,280)	(1,098)
Policy loan repayments and interest	208,071	1,626,797	72,000	7,038	12,720
Surrenders, withdrawals and death benefits	(153,060)	(9,562,593)	(434,216)	(52,826)	(77,733)
Net transfers between other subaccounts
or fixed rate option	(825,246)	42,842,384	3,782	(1,102,204)	11,596
Miscellaneous transactions	13,013	39,167	(48,700)	8,816	(3,720)
Other charges	(921,966)	(12,505,346)	(1,146,801)	(294,777)	(96,598)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,835,928)	42,225,146	1,132,246	(1,377,001)	(98,886)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,856,443)	94,629,197	14,463,175	(1,042,806)	620,108

NET ASSETS
Beginning of period	81,369,580	321,969,285	51,426,051	39,548,840	3,797,455
End of period	$76,513,137	$416,598,482	$65,889,226	$38,506,034	$4,417,563

Beginning units	17,434,234	39,930,435	3,402,616	17,036,829	1,393,696
Units issued	45,532	3,917,231	268,094	617,767	50,310
Units redeemed	(448,196)	(2,783,790)	(335,145)	(1,159,522)	(85,139)
Ending units	17,031,570	41,063,876	3,335,565	16,495,074	1,358,867
The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(42,808)	$69,132	$(29,626)	$4,283	$24,162
Capital gains distributions received	1,281,990	—	398,011	62,218	36,453
Net realized gain (loss) on shares redeemed	444,227	107,449	40,169	36,038	173,742
Net change in unrealized appreciation (depreciation) on investments	242,698	1,096,087	(117,313)	(10,760)	1,056,905
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,926,107	1,272,668	291,241	91,779	1,291,262

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	66,089	74,668	33,682	6,497	471
Policy loans	(5,024)	(414)	(3,568)	—	—
Policy loan repayments and interest	3,453	754	20,355	—	—
Surrenders, withdrawals and death benefits	(359,668)	(20,258)	(20,661)	—	(240,433)
Net transfers between other subaccounts
or fixed rate option	(114,874)	163,927	(65,911)	(91,678)	259,833
Miscellaneous transactions	(4,552)	(37)	(287)	(32)	(24,206)
Other charges	(152,376)	(135,639)	(46,135)	(5,597)	(48,882)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(566,952)	83,001	(82,525)	(90,810)	(53,217)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,359,155	1,355,669	208,716	969	1,238,045

NET ASSETS
Beginning of period	8,689,404	5,384,940	3,241,524	425,432	4,908,578
End of period	$10,048,559	$6,740,609	$3,450,240	$426,401	$6,146,623

Beginning units	2,148,289	1,261,075	987,810	131,486	1,284,521
Units issued	92,015	61,169	20,359	37,294	247,389
Units redeemed	(247,870)	(51,547)	(44,463)	(61,986)	(251,593)
Ending units	1,992,434	1,270,697	963,706	106,794	1,280,317
The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(1,539)	$(416,019)	$(53,031)	$1,875	$(1,128)
Capital gains distributions received	—	—	—	130,059	53,742
Net realized gain (loss) on shares redeemed	71,128	5,379,239	908,737	1,010	14,598
Net change in unrealized appreciation (depreciation) on investments	182,976	33,189,579	4,388,472	(51,956)	6,986
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	252,565	38,152,799	5,244,178	80,988	74,198

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	24,156	15,719,316	3,925,007	5,682	11,733
Policy loans	—	(1,332,503)	(426,652)	—	—
Policy loan repayments and interest	—	1,024,466	228,781	243	—
Surrenders, withdrawals and death benefits	(58,708)	(3,744,399)	(1,036,386)	—	—
Net transfers between other subaccounts
or fixed rate option	(49,091)	21,147,633	2,349,574	240,017	(20,269)
Miscellaneous transactions	(938)	4,586	2,035	(97)	(242)
Other charges	(28,709)	(7,480,909)	(1,668,175)	(5,953)	(7,889)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(113,290)	25,338,190	3,374,184	239,892	(16,667)

TOTAL INCREASE (DECREASE) IN NET ASSETS	139,275	63,490,989	8,618,362	320,880	57,531

NET ASSETS
Beginning of period	1,536,278	138,800,074	30,375,762	287,873	530,567
End of period	$1,675,553	$202,291,063	$38,994,124	$608,753	$588,098

Beginning units	988,997	23,601,637	1,058,412	67,825	369,715
Units issued	50,046	3,152,138	194,116	49,369	7,712
Units redeemed	(111,000)	(1,923,264)	(55,862)	(1,098)	(18,524)
Ending units	928,043	24,830,511	1,196,666	116,096	358,903
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(427)	$81	$(104)	$(18,923)	$(509,828)
Capital gains distributions received	54,000	157	5,376	419,875	—
Net realized gain (loss) on shares redeemed	195,937	38,815	8,373	165,726	7,165,997
Net change in unrealized appreciation (depreciation) on investments	(96,167)	(45,707)	(4,226)	891,695	14,397,338
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	153,343	(6,654)	9,419	1,458,373	21,053,507

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,661	168	—	199,849	17,483,203
Policy loans	—	—	—	(103,632)	(1,835,055)
Policy loan repayments and interest	—	—	—	106,313	1,314,739
Surrenders, withdrawals and death benefits	(4,994)	(38,606)	(12,098)	(200,272)	(5,728,246)
Net transfers between other subaccounts
or fixed rate option	(347,483)	(690,865)	—	(80,070)	22,552,089
Miscellaneous transactions	(58)	(1,225)	(244)	961	28,484
Other charges	(13,235)	(1,606)	(5,074)	(151,786)	(7,814,476)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(353,109)	(732,134)	(17,416)	(228,637)	26,000,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	(199,766)	(738,788)	(7,997)	1,229,736	47,054,245

NET ASSETS
Beginning of period	1,203,296	770,074	52,591	7,505,512	200,435,508
End of period	$1,003,530	$31,286	$44,594	$8,735,248	$247,489,753

Beginning units	366,483	192,480	20,916	1,855,995	24,451,378
Units issued	99,809	627	10	38,873	1,935,494
Units redeemed	(203,509)	(186,405)	(5,966)	(91,026)	(1,393,397)
Ending units	262,783	6,702	14,960	1,803,842	24,993,475

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$109,861	$(84,732)	$(2,470)	$(2,132)	$77,719
Capital gains distributions received	—	—	946,862	463,731	—
Net realized gain (loss) on shares redeemed	308,372	2,211,666	67,661	246,716	24,849
Net change in unrealized appreciation (depreciation) on investments	837,438	3,460,291	(34,561)	(422,921)	210,176
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,255,671	5,587,225	977,492	285,394	312,744

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	951,665	2,748,579	238,669	194,267	200,867
Policy loans	(127,088)	(387,044)	(1,145)	(656)	(93)
Policy loan repayments and interest	65,842	276,640	492	47	69
Surrenders, withdrawals and death benefits	(350,980)	(1,618,958)	—	—	—
Net transfers between other subaccounts
or fixed rate option	2,174,334	(337,297)	51,020	99,374	233,856
Miscellaneous transactions	4,124	(9,774)	(101)	888	(123)
Other charges	(357,340)	(1,185,643)	(171,281)	(131,862)	(103,852)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,360,557	(513,497)	117,654	162,058	330,724

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,616,228	5,073,728	1,095,146	447,452	643,468

NET ASSETS
Beginning of period	9,688,432	45,520,621	4,457,537	2,350,775	2,704,905
End of period	$13,304,660	$50,594,349	$5,552,683	$2,798,227	$3,348,373

Beginning units	1,439,879	11,211,509	91,983	66,838	145,809
Units issued	702,062	916,346	9,067	121,597	26,268
Units redeemed	(496,643)	(821,244)	(6,205)	(118,612)	(8,412)
Ending units	1,645,298	11,306,611	94,845	69,823	163,665

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$52,714	$(12)	$—	$—	$(8)
Capital gains distributions received	—	671	30	—	21
Net realized gain (loss) on shares redeemed	38,359	14	7	40	128
Net change in unrealized appreciation (depreciation) on investments	739,554	(1,578)	249	3	354
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	830,627	(905)	286	43	495

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	203,649	215	75	—	75
Policy loans	(494)	—	—	—	—
Policy loan repayments and interest	8	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(79,948)	—	—	(49)	—
Miscellaneous transactions	185	—	—	(53)	—
Other charges	(119,025)	(58)	(23)	—	(402)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,375	157	52	(102)	(327)

TOTAL INCREASE (DECREASE) IN NET ASSETS	835,002	(748)	338	(59)	168

NET ASSETS
Beginning of period	2,760,603	4,686	1,111	59	3,331
End of period	$3,595,605	$3,938	$1,449	$—	$3,499

Beginning units	113,524	851	316	614	422
Units issued	12,734	39	18	488,963	6
Units redeemed	(9,650)	(10)	(5)	(489,577)	(44)
Ending units	116,608	880	329	—	384
The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(315)	$(7)	$5	$93	$1
Capital gains distributions received	—	190	—	—	98
Net realized gain (loss) on shares redeemed	213,279	59	(15)	21	9
Net change in unrealized appreciation (depreciation) on investments	(1)	(9)	130	2,824	272
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	212,963	233	120	2,938	380

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	705	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	241,494	—	—	—	—
Miscellaneous transactions	13,737	—	—	—	—
Other charges	(258)	(545)	(17)	(219)	(28)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	254,973	(545)	(17)	486	47

TOTAL INCREASE (DECREASE) IN NET ASSETS	467,936	(312)	103	3,424	427

NET ASSETS
Beginning of period	316,112	2,571	237	12,029	1,267
End of period	$784,048	$2,259	$340	$15,453	$1,694

Beginning units	39,115	467	142	5,790	624
Units issued	1,778,147	—	—	288	31
Units redeemed	(1,755,761)	(93)	(8)	(90)	(11)
Ending units	61,501	374	134	5,988	644
The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(8)	$(18)	$(8)	$1	$(2,511)
Capital gains distributions received	318	1,014	283	—	—
Net realized gain (loss) on shares redeemed	103	24	8	9	—
Net change in unrealized appreciation (depreciation) on investments	342	(762)	215	684	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	755	258	498	694	(2,511)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	286	150	150	225
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(745,262)
Miscellaneous transactions	—	—	—	—	(504)
Other charges	(503)	(117)	(60)	(54)	(2,144)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(428)	169	90	96	(747,685)

TOTAL INCREASE (DECREASE) IN NET ASSETS	327	427	588	790	(750,196)

NET ASSETS
Beginning of period	3,798	7,088	2,960	2,435	1,017,041
End of period	$4,125	$7,515	$3,548	$3,225	$266,845

Beginning units	786	2,424	580	576	954,269
Units issued	10	93	26	29	26,976,612
Units redeemed	(92)	(37)	(11)	(10)	(27,679,776)
Ending units	704	2,480	595	595	251,105
The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Short NASDAQ-100
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(121)	$(1)	$(2)	$(6)	$—
Capital gains distributions received	5,724	17	—	—	—
Net realized gain (loss) on shares redeemed	43,397	2	(19)	8	32
Net change in unrealized appreciation (depreciation) on investments	(17,424)	118	(49)	912	8
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	31,576	136	(70)	914	40

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	357	76	—	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(23,066)	—	—	—	(43)
Miscellaneous transactions	—	—	—	—	(140)
Other charges	(2,037)	(24)	(40)	(163)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,746)	52	(40)	(163)	(183)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,830	188	(110)	751	(143)

NET ASSETS
Beginning of period	35,676	1,239	781	2,566	143
End of period	$42,506	$1,427	$671	$3,317	$—

Beginning units	3,557	486	486	775	4,457
Units issued	155,224	27	—	—	1,440,293
Units redeemed	(155,377)	(8)	(26)	(42)	(1,444,750)
Ending units	3,404	505	460	733	—
The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(24)	$(65)	$(7)	$8	$(38)
Capital gains distributions received	362	1,721	223	—	2,686
Net realized gain (loss) on shares redeemed	141	38	31	1	3
Net change in unrealized appreciation (depreciation) on investments	632	2,929	630	164	(3,839)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,111	4,623	877	173	(1,188)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	881	75	76	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(544)	(241)	(53)	(19)	(140)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(544)	640	22	57	566

TOTAL INCREASE (DECREASE) IN NET ASSETS	567	5,263	899	230	(622)

NET ASSETS
Beginning of period	8,824	22,570	2,532	937	16,651
End of period	$9,391	$27,833	$3,431	$1,167	$16,029

Beginning units	1,976	3,975	293	467	5,562
Units issued	—	136	7	34	267
Units redeemed	(108)	(38)	(5)	(8)	(52)
Ending units	1,868	4,073	295	493	5,777
The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(92)	$(175)	$(62)	$(2,302)	$15
Capital gains distributions received	—	66,901	3,323	1,801	—
Net realized gain (loss) on shares redeemed	31,687	(81,627)	11,583	207,020	(1)
Net change in unrealized appreciation (depreciation) on investments	—	(3)	—	(2,236)	172
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	31,595	(14,904)	14,844	204,283	186

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	750	76
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(30,328)	772,270	(15,206)	(199,812)	—
Miscellaneous transactions	(1,267)	31,084	362	4,051	—
Other charges	—	(65)	—	(2,699)	(23)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,595)	803,289	(14,844)	(197,710)	53

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	788,385	—	6,573	239

NET ASSETS
Beginning of period	—	779,742	—	26,666	1,210
End of period	$—	$1,568,127	$—	$33,239	$1,449

Beginning units	—	18,331	—	6,582	264
Units issued	392,171	187,076	310,219	4,209,490	16
Units redeemed	(392,171)	(181,175)	(310,219)	(4,209,562)	(5)
Ending units	—	24,232	—	6,510	275

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Tactical Preservation Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(620,978)	$(19,566)	$(37,732)	$(91,650)	$(16,166)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,695,981	454,706	310,844	499,165	539,776
Net change in unrealized appreciation (depreciation) on investments	35,719,626	6,232,821	1,184,958	9,095,883	3,526,363
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,794,629	6,667,961	1,458,070	9,503,398	4,049,973

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,827,637	1,965,250	2,500,552	9,030,176	1,630,342
Policy loans	(2,249,933)	(262,033)	(257,229)	(172,253)	(238,322)
Policy loan repayments and interest	1,196,884	215,202	161,769	78,555	121,206
Surrenders, withdrawals and death benefits	(6,141,969)	(627,046)	(402,565)	(621,049)	(515,043)
Net transfers between other subaccounts
or fixed rate option	36,239,403	371,903	2,605,349	12,052,785	339,150
Miscellaneous transactions	17,617	(1,195)	(1,431)	4,316	(625)
Other charges	(14,949,857)	(652,562)	(1,080,261)	(2,877,144)	(553,206)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	46,939,782	1,009,519	3,526,184	17,495,386	783,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	89,734,411	7,677,480	4,984,254	26,998,784	4,833,475

NET ASSETS
Beginning of period	234,164,789	15,240,256	17,326,793	31,293,163	12,760,602
End of period	$323,899,200	$22,917,736	$22,311,047	$58,291,947	$17,594,077

Beginning units	6,489,982	513,151	750,224	2,020,709	440,414
Units issued	1,821,973	64,692	201,226	1,252,573	60,805
Units redeemed	(306,885)	(33,303)	(54,879)	(138,534)	(35,463)
Ending units	8,005,070	544,540	896,571	3,134,748	465,756
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(158,269)	$(167,841)	$(118,270)	$(251,400)	$(117,140)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,567,324	2,086,616	1,807,688	1,447,422	3,168,067
Net change in unrealized appreciation (depreciation) on investments	6,128,643	16,401,308	7,509,324	23,267,111	(854,093)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,537,698	18,320,083	9,198,742	24,463,133	2,196,834

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,855,015	7,678,305	4,619,810	18,128,477	3,501,984
Policy loans	(540,054)	(701,423)	(463,370)	(454,978)	(885,616)
Policy loan repayments and interest	237,006	508,331	382,253	229,313	477,655
Surrenders, withdrawals and death benefits	(1,164,056)	(1,631,258)	(1,350,569)	(1,351,119)	(2,043,876)
Net transfers between other subaccounts
or fixed rate option	11,380,663	12,859,085	3,597,537	21,376,180	(320,216)
Miscellaneous transactions	(526)	(450)	(2,706)	19,120	23,509
Other charges	(4,844,491)	(3,460,199)	(2,222,854)	(8,068,924)	(1,571,933)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,923,557	15,252,391	4,560,101	29,878,069	(818,493)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,461,255	33,572,474	13,758,843	54,341,202	1,378,341

NET ASSETS
Beginning of period	67,277,067	60,994,479	48,399,611	90,946,760	54,781,364
End of period	$90,738,322	$94,566,953	$62,158,454	$145,287,962	$56,159,705

Beginning units	2,674,597	3,258,565	1,341,893	3,106,548	1,168,884
Units issued	905,179	1,039,586	257,780	1,053,921	146,488
Units redeemed	(227,608)	(209,949)	(78,905)	(91,232)	(168,113)
Ending units	3,352,168	4,088,202	1,520,768	4,069,237	1,147,259
The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(87,199)	$(21,034)	$(165,694)	$(138,944)	$(75)
Capital gains distributions received	—	—	—	—	164,733
Net realized gain (loss) on shares redeemed	124,734	227,989	1,117,150	524,122	154,422
Net change in unrealized appreciation (depreciation) on investments	(409,695)	4,136,048	11,072,092	6,088,754	1,229,723
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(372,160)	4,343,003	12,023,548	6,473,932	1,548,803

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,990,796	2,050,180	11,130,606	11,305,391	1,383,326
Policy loans	(98,966)	(317,187)	(279,389)	(318,475)	(18,223)
Policy loan repayments and interest	71,911	277,814	219,511	155,183	15,992
Surrenders, withdrawals and death benefits	(1,194,508)	(803,231)	(1,114,604)	(703,114)	(118,467)
Net transfers between other subaccounts
or fixed rate option	15,207,033	(317,145)	13,028,025	20,575,255	2,863,950
Miscellaneous transactions	2,468	(1,687)	6,966	24,734	8,454
Other charges	(2,948,369)	(746,061)	(4,684,371)	(3,909,978)	(436,726)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,030,365	142,683	18,306,744	27,128,996	3,698,306

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,658,205	4,485,686	30,330,292	33,602,928	5,247,109

NET ASSETS
Beginning of period	27,591,442	18,247,476	64,097,961	48,750,120	5,329,845
End of period	$44,249,647	$22,733,162	$94,428,253	$82,353,048	$10,576,954

Beginning units	2,378,920	1,161,078	3,188,789	3,155,012	250,365
Units issued	2,038,798	82,043	1,069,952	1,947,652	216,413
Units redeemed	(528,649)	(73,483)	(167,815)	(140,128)	(35,290)
Ending units	3,889,069	1,169,638	4,090,926	4,962,536	431,488
The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$142,575	$28,919	$26,596	$532,115	$(159,373)
Capital gains distributions received	—	168,008	78,924	1,152,649	—
Net realized gain (loss) on shares redeemed	238,113	121,627	659,465	291,351	694,012
Net change in unrealized appreciation (depreciation) on investments	2,273,528	1,803,908	2,353,701	2,515,136	(1,448,465)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,654,216	2,122,462	3,118,686	4,491,251	(913,826)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,336,020	2,126,179	1,568,583	4,639,622	5,930,185
Policy loans	(191,524)	(39,271)	(161,220)	(369,341)	(624,631)
Policy loan repayments and interest	137,420	30,784	62,778	205,706	584,962
Surrenders, withdrawals and death benefits	(331,127)	(184,101)	(262,484)	(663,126)	(1,934,710)
Net transfers between other subaccounts
or fixed rate option	(605,732)	5,279,386	(501,073)	4,345,575	7,140,226
Miscellaneous transactions	(2,284)	26,475	5,503	(7,695)	1,188
Other charges	(471,928)	(684,721)	(762,397)	(2,007,605)	(2,991,967)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(129,155)	6,554,731	(50,310)	6,143,136	8,105,253

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,525,061	8,677,193	3,068,376	10,634,387	7,191,427

NET ASSETS
Beginning of period	11,609,229	5,334,184	12,471,467	28,192,568	65,836,137
End of period	$14,134,290	$14,011,377	$15,539,843	$38,826,955	$73,027,564

Beginning units	364,986	202,216	783,167	1,619,726	4,628,642
Units issued	35,740	309,212	247,491	534,215	1,024,176
Units redeemed	(39,572)	(25,361)	(248,162)	(151,537)	(367,460)
Ending units	361,154	486,067	782,496	2,002,404	5,285,358
The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(238,255)	$(135,514)	$(574,826)	$(89,962)	$(223,693)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	866,500	2,855,613	6,110,759	1,145,787	1,662,540
Net change in unrealized appreciation (depreciation) on investments	10,026,260	7,152,169	29,818,680	1,391,646	11,886,218
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,654,505	9,872,268	35,354,613	2,447,471	13,325,065

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,637,576	6,770,102	29,349,777	3,457,285	11,323,442
Policy loans	(314,248)	(1,556,997)	(2,639,912)	(348,371)	(386,690)
Policy loan repayments and interest	128,525	949,581	1,718,207	179,628	221,050
Surrenders, withdrawals and death benefits	(943,212)	(4,267,995)	(9,707,156)	(1,798,470)	(606,980)
Net transfers between other subaccounts
or fixed rate option	36,897,386	644,874	21,840,730	2,163,440	7,996,619
Miscellaneous transactions	5,594	3,508	(18,153)	(641)	(9,950)
Other charges	(5,687,767)	(3,196,031)	(15,936,256)	(2,071,629)	(5,908,909)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	40,723,854	(652,958)	24,607,237	1,581,242	12,628,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,378,359	9,219,310	59,961,850	4,028,713	25,953,647

NET ASSETS
Beginning of period	70,544,710	83,052,560	267,274,287	40,098,465	75,267,334
End of period	$121,923,069	$92,271,870	$327,236,137	$44,127,178	$101,220,981

Beginning units	2,288,299	3,792,380	11,063,984	2,032,600	2,612,868
Units issued	1,334,331	310,527	1,573,166	281,739	615,152
Units redeemed	(95,579)	(289,837)	(605,719)	(203,736)	(209,534)
Ending units	3,527,051	3,813,070	12,031,431	2,110,603	3,018,486
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST Moderate Multi-Asset Portfolio	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(67,581)	$(27,759)	$(435,092)	$208,683	$271,545
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	295,942	126,391	4,793,276	438,290	243,468
Net change in unrealized appreciation (depreciation) on investments	3,089,771	1,013,085	21,890,279	6,845,650	2,684,794
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,318,132	1,111,717	26,248,463	7,492,623	3,199,807

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,654,744	1,276,724	21,593,722	8,532,626	8,828,915
Policy loans	(152,749)	(52,632)	(3,050,710)	(136,369)	(117,267)
Policy loan repayments and interest	99,644	57,245	1,815,880	67,456	13,292
Surrenders, withdrawals and death benefits	(395,362)	(86,272)	(8,194,336)	(327,498)	(406,501)
Net transfers between other subaccounts
or fixed rate option	3,676,060	801,799	4,516,345	24,974,715	12,458,350
Miscellaneous transactions	(403)	(63)	(11,513)	(3,021)	(1,724)
Other charges	(1,880,436)	(679,585)	(10,138,526)	(3,976,787)	(3,443,978)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,001,498	1,317,216	6,530,862	29,131,122	17,331,087

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,319,630	2,428,933	32,779,325	36,623,745	20,530,894

NET ASSETS
Beginning of period	22,805,873	9,614,121	225,644,342	28,568,046	25,963,915
End of period	$31,125,503	$12,043,054	$258,423,667	$65,191,791	$46,494,809

Beginning units	722,078	375,258	13,962,170	1,584,099	1,869,599
Units issued	175,340	65,577	1,207,792	1,697,907	1,359,455
Units redeemed	(29,466)	(16,858)	(825,386)	(140,621)	(139,722)
Ending units	867,952	423,977	14,344,576	3,141,385	3,089,332

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$26,669	$372,855	$489,685	$85,625	$183,005
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	80,996	604,801	764,210	74,460	183,757
Net change in unrealized appreciation (depreciation) on investments	171,570	6,866,041	4,648,189	519,193	1,923,371
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	279,235	7,843,697	5,902,084	679,278	2,290,133

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	613,458	10,702,535	8,837,569	1,061,413	3,006,486
Policy loans	(6,522)	(185,701)	(134,470)	(57,735)	(325,971)
Policy loan repayments and interest	13,196	205,491	94,116	6,136	253,702
Surrenders, withdrawals and death benefits	(313,131)	(647,116)	(507,581)	(113,433)	(219,823)
Net transfers between other subaccounts
or fixed rate option	916,492	14,143,565	7,652,603	1,601,810	3,568,408
Miscellaneous transactions	108	2,019	(9,817)	225	6,476
Other charges	(361,297)	(4,445,048)	(3,394,591)	(694,972)	(1,519,283)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	862,304	19,775,745	12,537,829	1,803,444	4,769,995

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,141,539	27,619,442	18,439,913	2,482,722	7,060,128

NET ASSETS
Beginning of period	4,138,674	40,858,509	42,903,553	7,304,783	17,405,321
End of period	$5,280,213	$68,477,951	$61,343,466	$9,787,505	$24,465,449

Beginning units	318,652	2,357,801	2,683,177	485,685	1,102,932
Units issued	129,758	1,278,216	1,094,859	169,964	386,231
Units redeemed	(63,475)	(161,430)	(337,752)	(55,197)	(106,361)
Ending units	384,935	3,474,587	3,440,284	600,452	1,382,802

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$168,872	$26,614	$1,833,340	$2,524,127	$(169,890)
Capital gains distributions received	—	28,476,547	1,790,448	—	11,156,700
Net realized gain (loss) on shares redeemed	99,842	1,974,017	870,723	343,805	931,398
Net change in unrealized appreciation (depreciation) on investments	1,463,684	13,699,570	34,653,989	(5,449,591)	8,491,270
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,732,398	44,176,748	39,148,500	(2,581,659)	20,409,478

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,433,193	30,413,558	21,553,969	12,496,333	10,547,698
Policy loans	(92,815)	(635,136)	(469,507)	(156,218)	(728,724)
Policy loan repayments and interest	80,989	645,494	365,545	150,528	427,600
Surrenders, withdrawals and death benefits	(110,803)	(1,923,487)	(1,090,954)	(746,902)	(1,079,583)
Net transfers between other subaccounts
or fixed rate option	2,083,107	60,242,243	32,706,220	23,153,878	12,914,461
Miscellaneous transactions	(316)	5,355	27,078	10,651	49,366
Other charges	(1,093,309)	(14,527,817)	(11,491,120)	(5,585,442)	(5,138,233)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,300,046	74,220,210	41,601,231	29,322,828	16,992,585

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,032,444	118,396,958	80,749,731	26,741,169	37,402,063

NET ASSETS
Beginning of period	15,309,257	169,902,784	145,848,027	83,183,260	65,742,402
End of period	$19,341,701	$288,299,742	$226,597,758	$109,924,429	$103,144,465

Beginning units	962,159	5,912,458	6,871,541	5,654,553	3,140,746
Units issued	188,700	2,542,780	1,952,408	2,095,403	885,133
Units redeemed	(53,579)	(218,688)	(214,391)	(139,047)	(131,820)
Ending units	1,097,280	8,236,550	8,609,558	7,610,909	3,894,059
The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$120,661	$1,074,087	$122,566	$89,574	$4,566
Capital gains distributions received	11,993,166	—	—	—	311,023
Net realized gain (loss) on shares redeemed	466,039	46,808	(26,942)	(4,295)	20,060
Net change in unrealized appreciation (depreciation) on investments	1,075,210	2,508,026	678,228	328,471	100,803
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,655,076	3,628,921	773,852	413,750	436,452

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,495,065	3,365,466	—	1,518,914	426,411
Policy loans	(301,889)	(51,734)	(2,137)	(49,749)	(15,362)
Policy loan repayments and interest	285,572	61,433	—	27,155	7,097
Surrenders, withdrawals and death benefits	(918,002)	(243,669)	(89,969)	(124,640)	(70,151)
Net transfers between other subaccounts
or fixed rate option	9,900,831	2,633,608	(94,250)	939,177	71,682
Miscellaneous transactions	(17,269)	(3,778)	(5,345)	(620)	(1,180)
Other charges	(4,185,649)	(1,769,045)	(163,801)	(829,444)	(103,193)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,258,659	3,992,281	(355,502)	1,480,793	315,304

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,913,735	7,621,202	418,350	1,894,543	751,756

NET ASSETS
Beginning of period	49,921,557	20,341,742	4,256,734	8,988,971	2,932,607
End of period	$77,835,292	$27,962,944	$4,675,084	$10,883,514	$3,684,363

Beginning units	3,074,104	1,600,913	343,584	754,001	132,560
Units issued	860,292	367,297	—	162,376	18,752
Units redeemed	(101,848)	(78,334)	(26,489)	(43,657)	(5,656)
Ending units	3,832,548	1,889,876	317,095	872,720	145,656
The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$28,931	$111,298	$1,757,435	$559,436	$468,322
Capital gains distributions received	540,529	555,289	5,196	1,115,745	—
Net realized gain (loss) on shares redeemed	199,928	93,705	38,908	385,628	241,077
Net change in unrealized appreciation (depreciation) on investments	1,910,505	2,154,817	(2,394,738)	8,552,710	7,468,714
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,679,893	2,915,109	(593,199)	10,613,519	8,178,113

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,198,047	1,440,638	10,030,657	6,436,243	3,239,983
Policy loans	(332,901)	(279,088)	(221,846)	(111,991)	(79,026)
Policy loan repayments and interest	238,024	63,923	190,567	80,506	118,127
Surrenders, withdrawals and death benefits	(219,237)	(272,644)	(438,572)	(399,659)	(724,051)
Net transfers between other subaccounts
or fixed rate option	(417,926)	178,116	13,829,257	5,855,487	1,907,238
Miscellaneous transactions	(395)	4,743	2,698	13,252	(4,640)
Other charges	(394,710)	(386,326)	(5,118,855)	(3,193,599)	(2,108,903)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	70,902	749,362	18,273,906	8,680,239	2,348,728

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,750,795	3,664,471	17,680,707	19,293,758	10,526,841

NET ASSETS
Beginning of period	10,823,004	8,896,996	58,673,998	38,074,931	28,159,022
End of period	$13,573,799	$12,561,467	$76,354,705	$57,368,689	$38,685,863

Beginning units	406,698	418,559	4,664,940	2,351,584	1,808,389
Units issued	36,788	60,230	1,582,499	608,450	259,580
Units redeemed	(35,699)	(29,544)	(107,343)	(121,712)	(129,815)
Ending units	407,787	449,245	6,140,096	2,838,322	1,938,154
The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund℠ (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$2,490,570	$536,749	$(16,125)	$(144,405)	$131,070
Capital gains distributions received	2,041,964	—	—	—	—
Net realized gain (loss) on shares redeemed	5,790,151	212,390	672,649	594,021	71,105
Net change in unrealized appreciation (depreciation) on investments	63,097,240	8,832,785	(904,276)	3,968,550	367,704
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73,419,925	9,581,924	(247,752)	4,418,166	569,879

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,899,818	5,004,639	1,541,622	7,131,723	1,084,579
Policy loans	(766,475)	(115,238)	(369,329)	(423,383)	(24,095)
Policy loan repayments and interest	392,732	62,230	246,893	547,203	11,074
Surrenders, withdrawals and death benefits	(1,492,041)	(328,323)	(589,083)	(1,515,927)	(24,775)
Net transfers between other subaccounts
or fixed rate option	44,135,225	7,745,963	402,345	10,361,955	5,882,438
Miscellaneous transactions	19,842	(3,701)	3,917	14,700	9,784
Other charges	(19,268,303)	(2,613,442)	(541,223)	(2,627,653)	(542,488)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	63,920,798	9,752,128	695,142	13,488,618	6,396,517

TOTAL INCREASE (DECREASE) IN NET ASSETS	137,340,723	19,334,052	447,390	17,906,784	6,966,396

NET ASSETS
Beginning of period	225,794,467	30,848,044	15,477,480	58,572,671	3,359,409
End of period	$363,135,190	$50,182,096	$15,924,870	$76,479,455	$10,325,805

Beginning units	10,298,113	1,738,753	326,212	5,209,730	289,753
Units issued	3,442,134	546,673	42,090	1,448,151	586,364
Units redeemed	(794,842)	(66,308)	(26,199)	(326,442)	(69,324)
Ending units	12,945,405	2,219,118	342,103	6,331,439	806,793
The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
	1/1/2021	1/1/2021	1/1/2021	4/30/2021*
	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$24,626	$106,469	$(31,181)	$847
Capital gains distributions received	1,809,801	481,212	—	483
Net realized gain (loss) on shares redeemed	279,765	65,764	4,566	6
Net change in unrealized appreciation (depreciation) on investments	4,635,179	1,991,074	(189,047)	1,365
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,749,371	2,644,519	(215,662)	2,701

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,137,985	2,381,857	2,531,685	1,540
Policy loans	(83,680)	(78,049)	(80,606)	—
Policy loan repayments and interest	31,543	24,633	68,904	—
Surrenders, withdrawals and death benefits	(83,901)	(28,690)	(495,943)	—
Net transfers between other subaccounts
or fixed rate option	14,056,908	8,068,791	2,636,224	47,601
Miscellaneous transactions	3,769	1,762	2,419	—
Other charges	(2,381,284)	(1,089,424)	(995,195)	(262)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,681,340	9,280,880	3,667,488	48,879

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,430,711	11,925,399	3,451,826	51,580

NET ASSETS
Beginning of period	16,168,672	8,544,673	13,566,234	—
End of period	$40,599,383	$20,470,072	$17,018,060	$51,580

Beginning units	927,633	727,407	1,344,875	—
Units issued	1,001,633	707,000	567,634	4,942
Units redeemed	(83,438)	(28,147)	(196,976)	(26)
Ending units	1,845,828	1,406,260	1,715,533	4,916

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A75

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2022

Note 1:    General

Pruco Life Variable Universal Account (the “Account”) was established under the laws of the State of Arizona on April 17, 1989 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable universal life insurance contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

MPremierSM VUL (“MPVUL”)	PruLife® SVUL Protector® ("SVULP") (Base, 2020, 2021)
M PremierSM VUL Protector® (“MPVULP”)	PruSelectSM I ("CVUL1")
Prudential FlexGuard® Life IVUL ("IVUL")	PruSelectSM II ("CVUL2")
PruLife® Advisor Select ("VULPAS")	PruSelectSM III ("PS3")
PruLife® Custom Premier (“PCP”)	Survivorship Variable Universal Life (“SVUL2”)
PruLife® Custom Premier II ("PCP2") (Base, 2014, 2015, 2019)	VUL Protector® ("VULP") (Base, 2014, 2015, 2018, 2021)

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
T. Rowe Price International Stock Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)
MFS® Growth Series (Initial Class)
American Century VP Value Fund (Class I)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)
American Century VP Disciplined Core Value Fund (Class I)
A76

Note 1:    General (continued)

BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)
PSF Small-Cap Value Portfolio (Class I)
PSF PGIM Jennison Focused Blend Portfolio (Class I)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
Invesco V.I. Technology Fund (Series I)
Janus Henderson VIT Enterprise Portfolio (Service Shares)
Janus Henderson VIT Balanced Portfolio (Service Shares)
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)
Janus Henderson VIT Research Portfolio (Service Shares)
PSF Mid-Cap Growth Portfolio (Class I)
Janus Henderson VIT Overseas Portfolio (Service Shares)
PSF International Growth Portfolio (Class I)
M Large Cap Growth Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Value Fund
ProFund VP Asia 30
ProFund VP Basic Materials
ProFund VP Bear**
ProFund VP Biotechnology
ProFund VP UltraBull*
ProFund VP Consumer Services
ProFund VP Oil & Gas
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Japan
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Government Money Market
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Short NASDAQ-100**
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP U.S. Government Plus
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100*
ProFund VP UltraSmall-Cap*
A77

Note 1:    General (continued)

ProFund VP Bull
ProFund VP Utilities
AST Large-Cap Growth Portfolio (formerly AST T. Rowe Price Large-Cap Growth Portfolio)
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST T. Rowe Price Large-Cap Value Portfolio***
AST Small-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio)
AST Loomis Sayles Large-Cap Growth Portfolio***
AST MFS Growth Portfolio***
AST Small-Cap Growth Portfolio
AST BlackRock Low Duration Bond Portfolio***
AST T. Rowe Price Natural Resources Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
American Century VP Mid Cap Value Fund (Class I)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
MFS® Utilities Series (Initial Class)
AST BlackRock/Loomis Sayles Bond Portfolio***
AST T. Rowe Price Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST Moderate Multi-Asset Portfolio (formerly AST AllianzGI World Trends Portfolio)***
AST BlackRock Global Strategies Portfolio
TOPS® Aggressive Growth ETF Portfolio (Class 2)
TOPS® Balanced ETF Portfolio (Class 2)
TOPS® Conservative ETF Portfolio (Class 2)
TOPS® Growth ETF Portfolio (Class 2)
TOPS® Moderate Growth ETF Portfolio (Class 2)
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
TOPS® Managed Risk Growth ETF Portfolio (Class 2)
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
American Funds IS Growth Fund (Class 2)
American Funds IS Growth-Income Fund (Class 2)
American Funds IS International Fund (Class 2)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)
Franklin Income VIP Fund (Class 2)
A78

Note 1:    General (continued)

Franklin Mutual Shares VIP Fund (Class 2)
Templeton Growth VIP Fund (Class 2)
Hartford Capital Appreciation HLS Fund (Class IB)
Hartford Disciplined Equity HLS Fund (Class IB)
Hartford Dividend and Growth HLS Fund (Class IB)
MFS® Total Return Bond Series (Initial Class)
MFS® Value Series (Initial Class)
Invesco V.I. Growth and Income Fund (Series I)
Fidelity® VIP Index 500 Portfolio (Service Class 2)
American Funds IS Washington Mutual Investors Fund℠ (Class 2)
AST Small-Cap Growth Opportunities Portfolio***
AST International Value Portfolio
Calvert VP EAFE International Index Portfolio (Class F)
Calvert VP NASDAQ 100 Index Portfolio (Class F)
Calvert VP S&P MidCap 400 Index Portfolio (Class F)
AST Global Bond Portfolio
Invesco V.I. Equity and Income Fund (Series I)
AST Core Fixed Income Portfolio (formerly AST Western Asset Core Plus Bond Portfolio)
ProFund VP Banks**
ProFund VP Rising Rates Opportunity**
ProFund VP Industrials**
ProFund VP Consumer Goods**
ProFund VP Internet**
ProFund VP Semiconductor**
ProFund VP Small-Cap Value**
ProFund VP Short Small-Cap**

*	Subaccount was available for investment but had no assets as of December 31, 2022.
**	Subaccount was available for investment but had no assets as of December 31, 2022, and had no activity during 2022.
***	Subaccount merged during the period ended December 31, 2022.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2022 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
February 11, 2022	AST T. Rowe Price Large-Cap Value Portfolio	AST Large-Cap Value Portfolio
February 11, 2022	AST BlackRock Low Duration Bond Portfolio	AST Core Fixed Income Portfolio
February 11, 2022	AST BlackRock/Loomis Sayles Bond Portfolio	AST Core Fixed Income Portfolio
June 10, 2022	AST Loomis Sayles Large-Cap Growth Portfolio	AST Large-Cap Growth Portfolio
June 10, 2022	AST MFS Growth Portfolio	AST Large-Cap Growth Portfolio
September 9, 2022	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Growth Portfolio
December 2, 2022	AST Moderate Multi-Asset Portfolio	AST Balanced Asset Allocation Portfolio
A79

Note 1:    General (continued)
New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests.

Market Disruption, Geopolitical and Market Events Risks

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts, geopolitical developments, terrorism, natural disasters and public health epidemics (including the global outbreak of COVID-19). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of risks to the portfolios in which each subaccount invests in.

Recent failures of certain U.S. and international banks and actions taken by government intervention may at times result in unusually high market volatility, which could negatively impact performance of the portfolios in which each subaccount invests in.

COVID-19 has resulted in extreme stress and disruption in the global economy and financial markets. The pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Management will continue to monitor developments, and their impact on the Account and the fair value of the portfolios.

These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair
A80

Note 3:    Fair Value Measurements (continued)
value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2022, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2022 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$402,649,223	$358,406,512
PSF PGIM Total Return Bond Portfolio (Class I)	44,627,259	19,774,089
PSF PGIM Jennison Blend Portfolio (Class I)	14,440,898	8,951,456
PSF PGIM Flexible Managed Portfolio (Class I)	18,455,241	5,776,640
PSF PGIM 50/50 Balanced Portfolio (Class I)	32,078,028	4,575,434
PSF PGIM Jennison Value Portfolio (Class I)	19,672,877	9,149,103
PSF PGIM High Yield Bond Portfolio (Class I)	18,733,235	8,324,365
PSF Natural Resources Portfolio (Class I)	4,677,999	3,706,945
PSF Stock Index Portfolio (Class I)	245,100,371	55,989,657
PSF Global Portfolio (Class I)	18,773,689	7,359,612
PSF PGIM Government Income Portfolio (Class I)	451,426	3,831,910
PSF PGIM Jennison Growth Portfolio (Class I)	54,295,780	26,883,745
PSF Small-Cap Stock Index Portfolio (Class I)	6,546,807	2,542,061
T. Rowe Price International Stock Portfolio	1,469,847	2,140,753
Janus Henderson VIT Research Portfolio (Institutional Shares)	58,405	224,982
MFS® Growth Series (Initial Class)	686,461	1,775,949
American Century VP Value Fund (Class I)	433,384	1,113,845
A81

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	$22,485	$296,837
American Century VP Disciplined Core Value Fund (Class I)	154,456	18,681
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)	423,576	1,144,316
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	594,698	615,655
PSF Small-Cap Value Portfolio (Class I)	25,830,481	10,159,440
PSF PGIM Jennison Focused Blend Portfolio (Class I)	4,271,023	1,383,946
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	9,615	296,438
Invesco V.I. Technology Fund (Series I)	8,199	87,515
Janus Henderson VIT Enterprise Portfolio (Service Shares)	11,890	229,184
Janus Henderson VIT Balanced Portfolio (Service Shares)	1,113,411	1,140,602
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	—	4,652
Janus Henderson VIT Research Portfolio (Service Shares)	169,495	307,934
PSF Mid-Cap Growth Portfolio (Class I)	25,551,275	18,213,757
Janus Henderson VIT Overseas Portfolio (Service Shares)	4,044,689	1,580,300
PSF International Growth Portfolio (Class I)	5,381,634	2,119,498
M Large Cap Growth Fund	665,148	345,029
M Capital Appreciation Fund	303,200	339,438
M International Equity Fund	415,544	235,007
M Large Cap Value Fund	630,135	431,254
ProFund VP Asia 30	216	51
ProFund VP Basic Materials	75	31
ProFund VP Bear	—	—
ProFund VP Biotechnology	75	451
ProFund VP UltraBull	4,040,205	4,730,269
ProFund VP Consumer Services	—	541
ProFund VP Oil & Gas	—	33
ProFund VP Europe 30	706	303
ProFund VP Financials	75	34
ProFund VP Health Care	75	618
ProFund VP Japan	287	152
ProFund VP Mid-Cap Growth	150	68
ProFund VP Mid-Cap Value	150	68
ProFund VP Government Money Market	42,021,435	40,002,238
ProFund VP NASDAQ-100	4,000,532	4,020,907
ProFund VP Pharmaceuticals	75	31
ProFund VP Precious Metals	—	44
ProFund VP Real Estate	—	202
ProFund VP Short NASDAQ-100	—	—
ProFund VP Small-Cap	—	577
ProFund VP Small-Cap Growth	882	318
A82

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP Technology	$75	$60
ProFund VP Telecommunications	75	24
ProFund VP U.S. Government Plus	706	163
ProFund VP UltraMid-Cap	73,107	75,309
ProFund VP UltraNASDAQ-100	1,729,549	3,293,845
ProFund VP UltraSmall-Cap	48,738	50,149
ProFund VP Bull	35,250,393	35,041,231
ProFund VP Utilities	75	33
AST Large-Cap Growth Portfolio	217,777,324	14,339,247
AST Cohen & Steers Realty Portfolio	3,592,557	1,530,890
AST J.P. Morgan Tactical Preservation Portfolio	2,816,328	1,833,738
AST T. Rowe Price Large-Cap Value Portfolio	2,720,021	61,494,475
AST Small-Cap Value Portfolio	3,020,946	1,046,393
AST Mid-Cap Growth Portfolio	15,737,572	2,604,221
AST Large-Cap Value Portfolio	94,524,397	8,803,056
AST Loomis Sayles Large-Cap Growth Portfolio	3,041,571	47,837,235
AST MFS Growth Portfolio	12,856,452	115,616,432
AST Small-Cap Growth Portfolio	17,735,395	3,249,851
AST BlackRock Low Duration Bond Portfolio	2,242,242	45,805,253
AST T. Rowe Price Natural Resources Portfolio	2,086,665	2,228,284
AST MFS Global Equity Portfolio	16,137,599	3,500,758
AST J.P. Morgan International Equity Portfolio	22,889,096	2,769,108
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	3,214,211	653,451
American Century VP Mid Cap Value Fund (Class I)	1,181,441	788,371
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	4,074,872	1,253,842
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	1,695,260	1,154,857
MFS® Utilities Series (Initial Class)	9,721,758	2,569,576
AST BlackRock/Loomis Sayles Bond Portfolio	1,422,925	72,064,698
AST T. Rowe Price Asset Allocation Portfolio	15,630,361	4,244,402
AST Wellington Management Hedged Equity Portfolio	6,413,906	6,138,896
AST Balanced Asset Allocation Portfolio	42,634,724	15,151,729
AST Preservation Asset Allocation Portfolio	4,614,262	4,124,133
AST Prudential Growth Allocation Portfolio	16,023,365	8,748,664
AST Advanced Strategies Portfolio	6,265,577	1,290,648
AST Moderate Multi-Asset Portfolio	1,548,203	11,768,928
AST BlackRock Global Strategies Portfolio	17,995,991	12,745,496
TOPS® Aggressive Growth ETF Portfolio (Class 2)	19,892,072	2,749,464
TOPS® Balanced ETF Portfolio (Class 2)	11,046,597	3,064,931
TOPS® Conservative ETF Portfolio (Class 2)	2,777,762	587,500
TOPS® Growth ETF Portfolio (Class 2)	24,530,259	4,859,041
A83

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
TOPS® Moderate Growth ETF Portfolio (Class 2)	$12,574,882	$2,885,432
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	1,766,378	667,603
TOPS® Managed Risk Growth ETF Portfolio (Class 2)	3,981,762	1,456,534
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	2,848,134	1,421,229
American Funds IS Growth Fund (Class 2)	70,530,994	7,061,728
American Funds IS Growth-Income Fund (Class 2)	40,049,338	5,626,571
American Funds IS International Fund (Class 2)	23,230,854	3,151,178
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	12,125,538	2,912,716
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	15,714,735	2,468,568
Franklin Income VIP Fund (Class 2)	4,586,229	1,070,190
Franklin Mutual Shares VIP Fund (Class 2)	43	302,673
Templeton Growth VIP Fund (Class 2)	881,719	950,227
Hartford Capital Appreciation HLS Fund (Class IB)	388,538	175,669
Hartford Disciplined Equity HLS Fund (Class IB)	792,445	897,092
Hartford Dividend and Growth HLS Fund (Class IB)	1,859,823	590,764
MFS® Total Return Bond Series (Initial Class)	11,414,833	2,461,769
MFS® Value Series (Initial Class)	8,869,924	1,706,125
Invesco V.I. Growth and Income Fund (Series I)	3,482,709	1,383,646
Fidelity® VIP Index 500 Portfolio (Service Class 2)	58,010,478	10,154,106
American Funds IS Washington Mutual Investors Fund℠ (Class 2)	14,629,020	2,012,702
AST Small-Cap Growth Opportunities Portfolio	1,445,157	13,307,021
AST International Value Portfolio	11,519,502	3,787,721
Calvert VP EAFE International Index Portfolio (Class F)	4,468,571	1,796,415
Calvert VP NASDAQ 100 Index Portfolio (Class F)	13,942,078	1,415,114
Calvert VP S&P MidCap 400 Index Portfolio (Class F)	7,849,976	755,954
AST Global Bond Portfolio	3,482,404	1,308,201
Invesco V.I. Equity and Income Fund (Series I)	2,307	551
AST Core Fixed Income Portfolio	131,802,692	12,094,425

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the
A84

Note 6:    Related Party Transactions (continued)
subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.
A85

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2022	113,458	$1.13	to	$12.51	$337,473	1.43%	0.00%	to	0.90%	0.45%	to	1.39%
December 31, 2021	98,106	$1.13	to	$12.34	$288,932	0.04%	0.00%	to	0.90%	-0.87%	to	0.04%
December 31, 2020	111,728	$1.14	to	$12.33	$349,363	0.24%	0.00%	to	0.90%	-0.62%	to	0.30%
December 31, 2019	93,850	$1.14	to	$12.29	$208,171	1.89%	0.00%	to	0.90%	0.25%	to	1.92%
December 31, 2018	81,635	$1.13	to	$12.06	$161,028	1.52%	0.00%	to	0.90%	0.58%	to	1.53%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2022	65,073	$2.24	to	$22.62	$305,675	0.00%	0.00%	to	0.90%	-15.57%	to	-14.81%
December 31, 2021	59,896	$2.64	to	$26.55	$330,873	0.00%	0.00%	to	0.90%	-1.64%	to	2.11%
December 31, 2020	57,023	$2.66	to	$26.76	$298,258	0.00%	0.00%	to	0.90%	4.85%	to	8.45%
December 31, 2019	45,749	$2.45	to	$24.67	$210,514	0.00%	0.00%	to	0.90%	0.43%	to	10.90%
December 31, 2018	44,192	$2.22	to	$22.25	$178,093	0.00%	0.00%	to	0.90%	-1.05%	to	0.45%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2022	29,401	$3.43	to	$44.87	$152,811	0.00%	0.00%	to	0.90%	-25.77%	to	-25.10%
December 31, 2021	28,946	$4.63	to	$59.91	$197,204	0.00%	0.00%	to	0.90%	4.05%	to	20.36%
December 31, 2020	29,185	$3.88	to	$49.77	$162,375	0.00%	0.00%	to	0.90%	27.85%	to	29.85%
December 31, 2019	29,364	$3.03	to	$38.59	$119,101	0.00%	0.00%	to	0.90%	9.52%	to	28.89%
December 31, 2018	29,983	$2.37	to	$29.94	$91,958	0.00%	0.00%	to	0.90%	-13.03%	to	-4.85%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2022	4,586	$2.89	to	$33.31	$120,725	0.00%	0.20%	to	0.90%	-15.46%	to	-14.87%
December 31, 2021	4,216	$3.42	to	$39.14	$127,334	0.00%	0.20%	to	0.90%	3.15%	to	17.13%
December 31, 2020	3,570	$2.94	to	$33.44	$86,513	0.00%	0.20%	to	0.90%	8.61%	to	12.99%
December 31, 2019	3,032	$2.71	to	$30.59	$61,370	0.00%	0.20%	to	0.90%	6.03%	to	19.63%
December 31, 2018	2,598	$2.28	to	$25.58	$39,311	0.00%	0.20%	to	0.90%	-8.20%	to	-4.37%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2022	5,452	$2.65	to	$28.94	$107,458	0.00%	0.10%	to	0.90%	-15.45%	to	-14.78%
December 31, 2021	3,896	$3.14	to	$34.01	$95,392	0.00%	0.10%	to	0.90%	3.05%	to	13.26%
December 31, 2020	3,071	$2.79	to	$30.08	$62,477	0.00%	0.10%	to	0.90%	10.44%	to	12.36%
December 31, 2019	2,420	$2.53	to	$27.06	$38,402	0.00%	0.10%	to	0.90%	8.57%	to	18.25%
December 31, 2018	6,712	$2.15	to	$22.89	$52,228	0.00%	0.20%	to	0.90%	-5.91%	to	-2.66%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2022	7,800	$3.94	to	$27.47	$143,905	0.00%	0.00%	to	0.90%	-8.71%	to	-7.89%
December 31, 2021	7,232	$4.31	to	$29.82	$144,825	0.00%	0.00%	to	0.90%	4.77%	to	27.79%
December 31, 2020	6,725	$3.41	to	$23.34	$104,186	0.00%	0.00%	to	0.90%	2.66%	to	20.80%
December 31, 2019	6,248	$3.32	to	$22.53	$91,589	0.00%	0.00%	to	0.90%	8.25%	to	26.06%
December 31, 2018	6,372	$2.66	to	$17.87	$71,489	0.00%	0.00%	to	0.90%	-12.66%	to	-9.88%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2022	20,937	$3.10	to	$32.43	$117,130	0.00%	0.00%	to	0.90%	-12.04%	to	-11.24%
December 31, 2021	19,448	$3.53	to	$36.54	$120,644	0.00%	0.00%	to	0.90%	1.89%	to	7.93%
December 31, 2020	17,414	$3.30	to	$33.86	$94,004	0.00%	0.00%	to	0.90%	6.14%	to	10.80%
December 31, 2019	16,284	$3.11	to	$31.61	$75,939	0.00%	0.00%	to	0.90%	3.54%	to	16.33%
December 31, 2018	15,646	$2.70	to	$27.17	$59,035	2.60%	0.00%	to	0.90%	-3.59%	to	-1.26%

A86

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF Natural Resources Portfolio (Class I)
December 31, 2022	2,708	$9.61	to	$17.30	$26,221	0.00%	0.00%	to	0.46%	21.46%	to	22.04%
December 31, 2021	2,582	$7.88	to	$14.21	$20,534	0.00%	0.00%	to	0.60%	24.76%	to	25.50%
December 31, 2020	2,511	$6.28	to	$11.35	$15,934	0.00%	0.00%	to	0.60%	11.61%	to	12.28%
December 31, 2019	2,238	$5.60	to	$10.13	$12,686	0.00%	0.00%	to	0.60%	-4.77%	to	10.69%
December 31, 2018	2,103	$5.07	to	$9.18	$10,866	0.00%	0.00%	to	0.60%	-18.56%	to	-18.07%

	PSF Stock Index Portfolio (Class I)
December 31, 2022	160,745	$3.18	to	$49.55	$1,462,645	0.00%	0.00%	to	0.90%	-19.07%	to	-18.34%
December 31, 2021	145,474	$3.93	to	$60.68	$1,570,960	0.00%	0.00%	to	0.90%	6.73%	to	28.28%
December 31, 2020	133,625	$3.09	to	$47.30	$1,016,539	0.00%	0.00%	to	0.90%	17.02%	to	23.19%
December 31, 2019	136,306	$2.64	to	$40.06	$778,614	0.00%	0.00%	to	0.90%	9.26%	to	31.07%
December 31, 2018	134,383	$2.04	to	$30.56	$561,309	0.00%	0.00%	to	0.90%	-11.79%	to	-4.61%

	PSF Global Portfolio (Class I)
December 31, 2022	16,135	$2.07	to	$38.21	$89,445	0.00%	0.00%	to	0.90%	-19.52%	to	-18.80%
December 31, 2021	14,927	$2.57	to	$47.05	$96,776	0.00%	0.00%	to	0.90%	0.83%	to	18.23%
December 31, 2020	13,918	$2.20	to	$39.80	$67,125	0.00%	0.00%	to	0.90%	14.80%	to	24.28%
December 31, 2019	12,735	$1.91	to	$34.36	$47,096	0.00%	0.00%	to	0.90%	8.90%	to	30.39%
December 31, 2018	12,527	$1.48	to	$26.35	$32,748	0.00%	0.00%	to	0.90%	-12.16%	to	-7.31%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2022	16,291	$3.86	to	$3.86	$62,964	0.00%	0.60%	to	0.60%	-13.97%	to	-13.97%
December 31, 2021	17,032	$4.49	to	$4.49	$76,513	0.00%	0.60%	to	0.60%	-3.75%	to	-3.75%
December 31, 2020	17,434	$4.67	to	$4.67	$81,370	0.00%	0.60%	to	0.60%	6.52%	to	6.52%
December 31, 2019	18,312	$4.38	to	$4.38	$80,236	0.00%	0.60%	to	0.60%	5.98%	to	5.98%
December 31, 2018	14,778	$4.13	to	$4.13	$61,100	0.00%	0.60%	to	0.60%	0.03%	to	0.03%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2022	42,349	$2.77	to	$59.23	$284,485	0.00%	0.00%	to	0.90%	-38.16%	to	-37.60%
December 31, 2021	41,064	$4.47	to	$94.92	$416,598	0.00%	0.00%	to	0.90%	1.84%	to	16.01%
December 31, 2020	39,930	$3.89	to	$81.82	$321,969	0.00%	0.00%	to	0.90%	36.86%	to	56.20%
December 31, 2019	39,457	$2.51	to	$52.38	$191,099	0.00%	0.00%	to	0.90%	10.77%	to	33.34%
December 31, 2018	40,408	$1.90	to	$39.28	$138,583	0.00%	0.00%	to	0.90%	-12.85%	to	-0.78%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2022	3,398	$12.29	to	$35.81	$58,927	0.00%	0.00%	to	0.60%	-16.87%	to	-16.37%
December 31, 2021	3,336	$14.79	to	$42.83	$65,889	0.00%	0.00%	to	0.60%	25.59%	to	26.34%
December 31, 2020	3,403	$11.78	to	$33.90	$51,426	0.00%	0.00%	to	0.60%	10.33%	to	10.99%
December 31, 2019	3,680	$10.67	to	$30.54	$48,064	0.00%	0.00%	to	0.60%	6.62%	to	22.42%
December 31, 2018	3,929	$8.77	to	$24.95	$40,780	0.00%	0.00%	to	0.60%	-9.27%	to	-8.72%

	T. Rowe Price International Stock Portfolio
December 31, 2022	16,270	$1.52	to	$1.99	$31,804	0.78%	0.20%	to	0.90%	-16.56%	to	-15.98%
December 31, 2021	16,495	$1.82	to	$2.37	$38,506	0.58%	0.20%	to	0.90%	0.42%	to	1.12%
December 31, 2020	17,037	$1.81	to	$2.36	$39,549	0.58%	0.20%	to	0.90%	13.43%	to	14.22%
December 31, 2019	19,186	$1.60	to	$2.07	$39,232	2.37%	0.20%	to	0.90%	26.63%	to	27.52%
December 31, 2018	22,353	$1.26	to	$1.63	$36,033	1.35%	0.20%	to	0.90%	-14.98%	to	-14.37%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2022	1,314	$2.18	to	$3.04	$2,954	0.71%	0.20%	to	0.90%	-30.52%	to	-30.03%
December 31, 2021	1,359	$3.14	to	$4.37	$4,418	0.10%	0.20%	to	0.90%	19.26%	to	20.10%
December 31, 2020	1,394	$2.64	to	$3.65	$3,797	0.54%	0.20%	to	0.90%	31.77%	to	32.69%
December 31, 2019	1,561	$2.00	to	$2.76	$3,262	0.46%	0.20%	to	0.90%	34.31%	to	35.25%
December 31, 2018	1,566	$1.49	to	$2.05	$2,437	0.55%	0.20%	to	0.90%	-3.45%	to	-2.77%
A87

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2022	1,689	$2.49	to	$4.23	$5,895	0.00%	0.20%	to	0.90%	-32.24%	to	-31.77%
December 31, 2021	1,992	$3.68	to	$6.22	$10,049	0.00%	0.20%	to	0.90%	22.43%	to	23.29%
December 31, 2020	2,148	$3.00	to	$5.07	$8,689	0.00%	0.20%	to	0.90%	30.69%	to	31.59%
December 31, 2019	2,071	$2.30	to	$3.87	$6,383	0.00%	0.20%	to	0.90%	36.92%	to	37.87%
December 31, 2018	2,119	$1.68	to	$2.82	$4,839	0.09%	0.20%	to	0.90%	1.75%	to	2.46%

	American Century VP Value Fund (Class I)
December 31, 2022	1,159	$4.92	to	$5.93	$6,091	2.08%	0.20%	to	0.90%	-0.35%	to	0.34%
December 31, 2021	1,271	$4.93	to	$5.91	$6,741	1.76%	0.20%	to	0.90%	23.40%	to	24.26%
December 31, 2020	1,261	$3.98	to	$4.76	$5,385	2.33%	0.20%	to	0.90%	0.08%	to	0.78%
December 31, 2019	1,505	$3.96	to	$4.72	$6,412	2.12%	0.20%	to	0.90%	25.90%	to	26.78%
December 31, 2018	1,590	$3.14	to	$3.72	$5,379	1.66%	0.20%	to	0.90%	-9.97%	to	-9.33%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2022	874	$2.34	to	$2.66	$2,059	0.00%	0.20%	to	0.90%	-34.28%	to	-33.82%
December 31, 2021	964	$3.56	to	$4.03	$3,450	0.00%	0.20%	to	0.90%	9.03%	to	9.79%
December 31, 2020	988	$3.27	to	$3.67	$3,242	0.00%	0.20%	to	0.90%	53.71%	to	54.78%
December 31, 2019	994	$2.13	to	$2.37	$2,137	0.00%	0.20%	to	0.90%	30.27%	to	31.18%
December 31, 2018	1,190	$1.63	to	$1.81	$1,988	0.00%	0.20%	to	0.90%	-6.22%	to	-5.56%

	American Century VP Disciplined Core Value Fund (Class I)
December 31, 2022	148	$3.48	to	$3.48	$514	1.83%	0.20%	to	0.20%	-12.91%	to	-12.91%
December 31, 2021	107	$3.99	to	$3.99	$426	1.08%	0.20%	to	0.20%	23.40%	to	23.40%
December 31, 2020	131	$3.24	to	$3.24	$425	2.38%	0.20%	to	0.20%	11.59%	to	11.59%
December 31, 2019	344	$2.90	to	$2.90	$997	2.09%	0.20%	to	0.20%	23.70%	to	23.70%
December 31, 2018	344	$2.34	to	$2.34	$806	1.92%	0.20%	to	0.20%	-7.05%	to	-7.05%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
December 31, 2022	1,112	$4.12	to	$4.12	$4,579	0.75%	0.20%	to	0.20%	-14.25%	to	-14.25%
December 31, 2021	1,280	$4.80	to	$4.80	$6,147	0.61%	0.20%	to	0.20%	25.63%	to	25.63%
December 31, 2020	1,285	$3.82	to	$3.82	$4,909	0.79%	0.20%	to	0.20%	7.89%	to	7.89%
December 31, 2019	1,123	$3.54	to	$3.54	$3,977	0.63%	0.20%	to	0.20%	19.94%	to	19.94%
December 31, 2018	1,103	$2.95	to	$2.95	$3,258	0.57%	0.20%	to	0.20%	-15.66%	to	-15.66%

	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)
December 31, 2022	914	$1.50	to	$1.50	$1,373	0.00%	0.20%	to	0.20%	-16.78%	to	-16.78%
December 31, 2021	928	$1.81	to	$1.81	$1,676	0.11%	0.20%	to	0.20%	16.23%	to	16.23%
December 31, 2020	989	$1.55	to	$1.55	$1,536	0.39%	0.20%	to	0.20%	19.65%	to	19.65%
December 31, 2019	505	$1.30	to	$1.30	$656	0.00%	0.20%	to	0.20%	21.54%	to	21.54%
December 31, 2018	507	$1.07	to	$1.07	$542	0.00%	0.20%	to	0.20%	-19.23%	to	-19.23%

	PSF Small-Cap Value Portfolio (Class I)
December 31, 2022	25,949	$3.70	to	$40.18	$187,732	0.00%	0.00%	to	0.90%	-15.41%	to	-14.65%
December 31, 2021	24,831	$4.38	to	$47.08	$202,291	0.00%	0.00%	to	0.90%	5.50%	to	26.45%
December 31, 2020	23,602	$3.49	to	$37.23	$138,800	0.00%	0.00%	to	0.90%	0.99%	to	34.94%
December 31, 2019	21,311	$3.46	to	$36.54	$109,038	0.00%	0.00%	to	0.90%	5.61%	to	22.79%
December 31, 2018	20,845	$2.84	to	$29.76	$81,039	0.00%	0.00%	to	0.90%	-18.54%	to	-13.79%

	PSF PGIM Jennison Focused Blend Portfolio (Class I)
December 31, 2022	1,325	$18.36	to	$30.16	$31,626	0.00%	0.00%	to	0.25%	-25.95%	to	-25.76%
December 31, 2021	1,197	$24.80	to	$40.63	$38,994	0.00%	0.00%	to	0.25%	2.58%	to	16.84%
December 31, 2020	1,058	$21.28	to	$34.78	$30,376	0.00%	0.00%	to	0.25%	30.60%	to	30.92%
December 31, 2019	898	$16.29	to	$26.56	$20,683	0.00%	0.00%	to	0.25%	10.14%	to	28.93%
December 31, 2018	781	$12.67	to	$20.60	$14,419	0.00%	0.00%	to	0.25%	-13.00%	to	-5.35%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
December 31, 2022	53	$4.22	to	$4.22	$222	0.22%	0.20%	to	0.20%	-19.54%	to	-19.54%
December 31, 2021	116	$5.24	to	$5.24	$609	0.62%	0.20%	to	0.20%	23.54%	to	23.54%
December 31, 2020	68	$4.24	to	$4.24	$288	0.24%	0.20%	to	0.20%	8.36%	to	8.36%
December 31, 2019	67	$3.92	to	$3.92	$263	0.34%	0.20%	to	0.20%	24.59%	to	24.59%
December 31, 2018	110	$3.14	to	$3.14	$347	0.46%	0.20%	to	0.20%	-8.80%	to	-8.80%
A88

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Technology Fund (Series I)
December 31, 2022	289	$0.98	to	$0.98	$283	0.00%	0.20%	to	0.20%	-40.08%	to	-40.08%
December 31, 2021	359	$1.64	to	$1.64	$588	0.00%	0.20%	to	0.20%	14.18%	to	14.18%
December 31, 2020	370	$1.44	to	$1.44	$531	0.00%	0.20%	to	0.20%	45.82%	to	45.82%
December 31, 2019	366	$0.98	to	$0.98	$360	0.00%	0.20%	to	0.20%	35.61%	to	35.61%
December 31, 2018	1,391	$0.73	to	$0.73	$1,010	0.00%	0.20%	to	0.20%	-0.66%	to	-0.66%

	Janus Henderson VIT Enterprise Portfolio (Service Shares)
December 31, 2022	192	$3.20	to	$3.20	$613	0.31%	0.20%	to	0.20%	-16.32%	to	-16.32%
December 31, 2021	263	$3.82	to	$3.82	$1,004	0.15%	0.20%	to	0.20%	16.31%	to	16.31%
December 31, 2020	366	$3.28	to	$3.28	$1,203	0.04%	0.20%	to	0.20%	18.95%	to	18.95%
December 31, 2019	449	$2.76	to	$2.76	$1,239	0.05%	0.20%	to	0.20%	34.89%	to	34.89%
December 31, 2018	417	$2.05	to	$2.05	$853	0.14%	0.20%	to	0.20%	-0.86%	to	-0.86%

	Janus Henderson VIT Balanced Portfolio (Service Shares)
December 31, 2022	6	$3.88	to	$3.88	$25	0.47%	0.20%	to	0.20%	-16.78%	to	-16.78%
December 31, 2021	7	$4.67	to	$4.67	$31	0.31%	0.20%	to	0.20%	16.68%	to	16.68%
December 31, 2020	192	$4.00	to	$4.00	$770	1.81%	0.20%	to	0.20%	13.80%	to	13.80%
December 31, 2019	357	$3.52	to	$3.52	$1,256	1.47%	0.20%	to	0.20%	22.03%	to	22.03%
December 31, 2018	436	$2.88	to	$2.88	$1,257	1.61%	0.20%	to	0.20%	0.23%	to	0.23%

	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)
December 31, 2022	13	$2.05	to	$2.05	$26	0.00%	0.20%	to	0.20%	-31.27%	to	-31.27%
December 31, 2021	15	$2.98	to	$2.98	$45	0.00%	0.20%	to	0.20%	18.56%	to	18.56%
December 31, 2020	21	$2.51	to	$2.51	$53	0.00%	0.20%	to	0.20%	39.96%	to	39.96%
December 31, 2019	24	$1.80	to	$1.80	$43	0.00%	0.20%	to	0.20%	38.73%	to	38.73%
December 31, 2018	29	$1.29	to	$1.29	$37	0.00%	0.20%	to	0.20%	-6.49%	to	-6.49%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2022	1,773	$3.38	to	$3.38	$5,989	0.56%	0.25%	to	0.25%	-30.24%	to	-30.24%
December 31, 2021	1,804	$4.84	to	$4.84	$8,735	0.02%	0.25%	to	0.25%	19.75%	to	19.75%
December 31, 2020	1,856	$4.04	to	$4.04	$7,506	0.35%	0.25%	to	0.25%	32.24%	to	32.24%
December 31, 2019	1,954	$3.06	to	$3.06	$5,974	0.31%	0.25%	to	0.25%	34.89%	to	34.89%
December 31, 2018	2,039	$2.27	to	$2.27	$4,622	0.35%	0.25%	to	0.25%	-3.08%	to	-3.08%

	PSF Mid-Cap Growth Portfolio (Class I)
December 31, 2022	25,303	$4.69	to	$64.51	$188,242	0.00%	0.00%	to	0.90%	-27.61%	to	-26.96%
December 31, 2021	24,993	$6.47	to	$88.32	$247,490	0.00%	0.00%	to	0.90%	2.00%	to	10.69%
December 31, 2020	24,451	$5.90	to	$79.79	$200,436	0.00%	0.00%	to	0.90%	35.44%	to	47.47%
December 31, 2019	25,000	$4.04	to	$54.11	$133,656	0.00%	0.00%	to	0.90%	10.22%	to	37.71%
December 31, 2018	25,487	$2.96	to	$39.29	$95,018	0.00%	0.00%	to	0.90%	-13.48%	to	-7.84%

	Janus Henderson VIT Overseas Portfolio (Service Shares)
December 31, 2022	1,634	$2.27	to	$15.90	$14,619	1.84%	0.00%	to	0.25%	-9.06%	to	-8.84%
December 31, 2021	1,645	$2.50	to	$17.49	$13,305	1.10%	0.00%	to	0.25%	13.00%	to	13.29%
December 31, 2020	1,440	$2.21	to	$15.47	$9,688	1.24%	0.00%	to	0.25%	15.73%	to	16.02%
December 31, 2019	1,455	$1.91	to	$13.37	$8,489	1.87%	0.00%	to	0.25%	10.91%	to	26.71%
December 31, 2018	1,455	$1.51	to	$10.58	$6,368	1.63%	0.00%	to	0.25%	-15.35%	to	-15.14%

	PSF International Growth Portfolio (Class I)
December 31, 2022	12,221	$2.36	to	$30.68	$39,071	0.00%	0.00%	to	0.90%	-29.57%	to	-28.93%
December 31, 2021	11,307	$3.35	to	$43.17	$50,594	0.00%	0.00%	to	0.90%	11.48%	to	12.48%
December 31, 2020	11,212	$3.01	to	$38.38	$45,521	0.00%	0.00%	to	0.90%	30.94%	to	32.11%
December 31, 2019	11,167	$2.30	to	$29.05	$34,209	0.00%	0.00%	to	0.90%	12.13%	to	32.38%
December 31, 2018	11,257	$1.75	to	$21.94	$26,463	0.00%	0.00%	to	0.90%	-13.59%	to	-12.81%

	M Large Cap Growth Fund
December 31, 2022	101	$21.05	to	$58.95	$4,448	0.00%	0.00%	to	0.25%	-25.60%	to	-25.41%
December 31, 2021	95	$28.29	to	$79.04	$5,553	0.00%	0.00%	to	0.25%	21.19%	to	21.49%
December 31, 2020	92	$23.34	to	$65.05	$4,458	0.00%	0.00%	to	0.25%	28.57%	to	28.89%
December 31, 2019	122	$18.15	to	$50.47	$4,566	0.00%	0.00%	to	0.25%	35.75%	to	36.09%
December 31, 2018	126	$13.37	to	$37.09	$3,787	0.00%	0.00%	to	0.25%	-5.19%	to	-4.95%

A89

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2022	70		$17.59	to	$53.39	$2,267		0.00%	0.00%	to	0.25%	-18.34%	to	-18.14%
December 31, 2021	70		$21.54	to	$65.22	$2,798		0.00%	0.00%	to	0.25%	17.44%	to	17.74%
December 31, 2020	67		$18.34	to	$55.39	$2,351		0.00%	0.00%	to	0.25%	17.43%	to	17.73%
December 31, 2019	58		$15.62	to	$47.05	$1,781		0.35%	0.00%	to	0.25%	28.53%	to	28.85%
December 31, 2018	49		$12.15	to	$36.51	$1,299		0.32%	0.00%	to	0.25%	-14.36%	to	-14.15%

	M International Equity Fund
December 31, 2022	174		$11.95	to	$20.69	$3,064		2.86%	0.00%	to	0.25%	-14.37%	to	-14.16%
December 31, 2021	164		$13.96	to	$24.10	$3,348		2.47%	0.00%	to	0.25%	10.77%	to	11.05%
December 31, 2020	146		$12.60	to	$21.70	$2,705		1.69%	0.00%	to	0.25%	8.63%	to	8.90%
December 31, 2019	142		$11.60	to	$19.93	$2,488		3.26%	0.00%	to	0.25%	20.03%	to	20.32%
December 31, 2018	102		$9.66	to	$16.56	$1,521		1.48%	0.00%	to	0.25%	-20.77%	to	-20.57%

	M Large Cap Value Fund
December 31, 2022	123		$16.78	to	$40.56	$3,755		2.19%	0.00%	to	0.25%	-1.70%	to	-1.45%
December 31, 2021	117		$17.07	to	$41.16	$3,596		1.62%	0.00%	to	0.25%	29.68%	to	30.01%
December 31, 2020	114		$13.16	to	$31.66	$2,761		2.11%	0.00%	to	0.25%	-3.40%	to	-3.16%
December 31, 2019	143		$13.62	to	$32.69	$3,570		1.87%	0.00%	to	0.25%	21.21%	to	21.52%
December 31, 2018	125		$11.24	to	$26.90	$2,708		1.56%	0.00%	to	0.25%	-12.29%	to	-12.07%

	ProFund VP Asia 30
December 31, 2022	1		$3.37	to	$3.37	$3		0.51%	0.25%	to	0.25%	-24.61%	to	-24.61%
December 31, 2021	1		$4.47	to	$4.47	$4		0.00%	0.25%	to	0.25%	-18.72%	to	-18.72%
December 31, 2020	1		$5.50	to	$5.50	$5		1.12%	0.25%	to	0.25%	35.21%	to	35.21%
December 31, 2019	1		$4.07	to	$4.07	$3		0.25%	0.25%	to	0.25%	25.99%	to	25.99%
December 31, 2018	1		$3.23	to	$3.23	$2		0.47%	0.25%	to	0.25%	-18.80%	to	-18.80%

	ProFund VP Basic Materials
December 31, 2022	—	(1)	$3.99	to	$3.99	$1		0.18%	0.25%	to	0.25%	-9.37%	to	-9.37%
December 31, 2021	—	(1)	$4.40	to	$4.40	$1		0.29%	0.25%	to	0.25%	25.32%	to	25.32%
December 31, 2020	—	(1)	$3.51	to	$3.51	$1		0.70%	0.25%	to	0.25%	16.20%	to	16.20%
December 31, 2019	—	(1)	$3.02	to	$3.02	$1		0.35%	0.25%	to	0.25%	17.43%	to	17.43%
December 31, 2018	—	(1)	$2.58	to	$2.58	$1		0.38%	0.25%	to	0.25%	-17.86%	to	-17.86%

	ProFund VP Bear
December 31, 2022	—		$0.08	to	$0.08	$—		0.00%	0.25%	to	0.25%	16.96%	to	16.96%	(2)
December 31, 2021	—		$0.07	to	$0.07	$—		0.00%	0.25%	to	0.25%	-24.70%	to	-24.70%
December 31, 2020	1		$0.10	to	$0.10	$—	(1)	0.00%	0.25%	to	0.25%	-25.80%	to	-25.80%
December 31, 2019	—		$0.13	to	$0.13	$—		0.00%	0.25%	to	0.25%	-23.10%	to	-23.10%
December 31, 2018	—		$0.17	to	$0.17	$—		0.00%	0.25%	to	0.25%	3.78%	to	3.78%

	ProFund VP Biotechnology
December 31, 2022	—	(1)	$8.38	to	$8.38	$3		0.00%	0.25%	to	0.25%	-7.94%	to	-7.94%
December 31, 2021	—	(1)	$9.10	to	$9.10	$3		0.00%	0.25%	to	0.25%	15.45%	to	15.45%
December 31, 2020	—	(1)	$7.89	to	$7.89	$3		0.02%	0.25%	to	0.25%	15.09%	to	15.09%
December 31, 2019	—	(1)	$6.85	to	$6.85	$3		0.00%	0.25%	to	0.25%	16.17%	to	16.17%
December 31, 2018	1		$5.90	to	$5.90	$3		0.00%	0.25%	to	0.25%	-6.98%	to	-6.98%

	ProFund VP UltraBull
December 31, 2022	—		$7.74	to	$7.74	$—		0.00%	0.25%	to	0.25%	-39.27%	to	-39.27%
December 31, 2021	62		$12.75	to	$12.75	$784		0.00%	0.25%	to	0.25%	57.75%	to	57.75%
December 31, 2020	39		$8.08	to	$8.08	$316		0.00%	0.25%	to	0.25%	19.53%	to	19.53%
December 31, 2019	75		$6.76	to	$6.76	$510		0.30%	0.25%	to	0.25%	59.77%	to	59.77%
December 31, 2018	50		$4.23	to	$4.23	$211		0.00%	0.25%	to	0.25%	-15.72%	to	-15.72%

	ProFund VP Consumer Services
December 31, 2022	—	(1)	$4.13	to	$4.13	$1		0.00%	0.25%	to	0.25%	-31.70%	to	-31.70%
December 31, 2021	—	(1)	$6.05	to	$6.05	$2		0.00%	0.25%	to	0.25%	9.96%	to	9.96%
December 31, 2020	—	(1)	$5.50	to	$5.50	$3		0.00%	0.25%	to	0.25%	28.03%	to	28.03%
December 31, 2019	1		$4.30	to	$4.30	$2		0.00%	0.25%	to	0.25%	24.33%	to	24.33%
December 31, 2018	1		$3.46	to	$3.46	$2		0.00%	0.25%	to	0.25%	0.36%	to	0.36%
A90

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Oil & Gas
December 31, 2022	—	(1)	$4.02	to	$4.02	$1		1.06%	0.25%	to	0.25%	59.03%	to	59.03%
December 31, 2021	—	(1)	$2.53	to	$2.53	$—	(1)	1.77%	0.25%	to	0.25%	51.55%	to	51.55%
December 31, 2020	—	(1)	$1.67	to	$1.67	$—	(1)	2.52%	0.25%	to	0.25%	-34.62%	to	-34.62%
December 31, 2019	—	(1)	$2.55	to	$2.55	$—	(1)	1.38%	0.25%	to	0.25%	8.24%	to	8.24%
December 31, 2018	—	(1)	$2.36	to	$2.36	$—	(1)	1.68%	0.25%	to	0.25%	-20.42%	to	-20.42%

	ProFund VP Europe 30
December 31, 2022	6		$2.37	to	$2.37	$15		1.24%	0.25%	to	0.25%	-7.99%	to	-7.99%
December 31, 2021	6		$2.58	to	$2.58	$15		0.89%	0.25%	to	0.25%	24.22%	to	24.22%
December 31, 2020	6		$2.08	to	$2.08	$12		2.69%	0.25%	to	0.25%	-9.46%	to	-9.46%
December 31, 2019	6		$2.29	to	$2.29	$13		2.83%	0.25%	to	0.25%	17.49%	to	17.49%
December 31, 2018	5		$1.95	to	$1.95	$10		2.47%	0.25%	to	0.25%	-14.34%	to	-14.34%

	ProFund VP Financials
December 31, 2022	1		$2.23	to	$2.23	$1		0.09%	0.25%	to	0.25%	-15.35%	to	-15.35%
December 31, 2021	1		$2.63	to	$2.63	$2		0.35%	0.25%	to	0.25%	29.78%	to	29.78%
December 31, 2020	1		$2.03	to	$2.03	$1		0.70%	0.25%	to	0.25%	-2.02%	to	-2.02%
December 31, 2019	1		$2.07	to	$2.07	$1		0.52%	0.25%	to	0.25%	29.95%	to	29.95%
December 31, 2018	1		$1.59	to	$1.59	$1		0.60%	0.25%	to	0.25%	-10.66%	to	-10.66%

	ProFund VP Health Care
December 31, 2022	1		$5.49	to	$5.49	$3		0.00%	0.25%	to	0.25%	-6.26%	to	-6.26%
December 31, 2021	1		$5.86	to	$5.86	$4		0.04%	0.25%	to	0.25%	21.24%	to	21.24%
December 31, 2020	1		$4.83	to	$4.83	$4		0.00%	0.25%	to	0.25%	14.15%	to	14.15%
December 31, 2019	1		$4.24	to	$4.24	$4		0.00%	0.25%	to	0.25%	19.07%	to	19.07%
December 31, 2018	1		$3.56	to	$3.56	$3		0.00%	0.25%	to	0.25%	4.17%	to	4.17%

	ProFund VP Japan
December 31, 2022	3		$2.72	to	$2.72	$7		0.00%	0.25%	to	0.25%	-10.15%	to	-10.15%
December 31, 2021	2		$3.03	to	$3.03	$8		0.00%	0.25%	to	0.25%	3.63%	to	3.63%
December 31, 2020	2		$2.92	to	$2.92	$7		0.30%	0.25%	to	0.25%	15.64%	to	15.64%
December 31, 2019	2		$2.53	to	$2.53	$6		0.14%	0.25%	to	0.25%	19.70%	to	19.70%
December 31, 2018	2		$2.11	to	$2.11	$5		0.00%	0.25%	to	0.25%	-11.86%	to	-11.86%

	ProFund VP Mid-Cap Growth
December 31, 2022	1		$4.73	to	$4.73	$3		0.00%	0.25%	to	0.25%	-20.54%	to	-20.54%
December 31, 2021	1		$5.96	to	$5.96	$4		0.00%	0.25%	to	0.25%	16.68%	to	16.68%
December 31, 2020	1		$5.11	to	$5.11	$3		0.00%	0.25%	to	0.25%	20.59%	to	20.59%
December 31, 2019	1		$4.24	to	$4.24	$2		0.00%	0.25%	to	0.25%	23.94%	to	23.94%
December 31, 2018	1		$3.42	to	$3.42	$2		0.00%	0.25%	to	0.25%	-12.20%	to	-12.20%

	ProFund VP Mid-Cap Value
December 31, 2022	1		$4.95	to	$4.95	$3		0.14%	0.25%	to	0.25%	-8.68%	to	-8.68%
December 31, 2021	1		$5.42	to	$5.42	$3		0.26%	0.25%	to	0.25%	28.21%	to	28.21%
December 31, 2020	1		$4.23	to	$4.23	$2		0.43%	0.25%	to	0.25%	2.04%	to	2.04%
December 31, 2019	1		$4.14	to	$4.14	$2		0.20%	0.25%	to	0.25%	23.77%	to	23.77%
December 31, 2018	1		$3.35	to	$3.35	$2		0.10%	0.25%	to	0.25%	-13.51%	to	-13.51%

	ProFund VP Government Money Market
December 31, 2022	2,152		$1.07	to	$1.07	$2,305		0.93%	0.25%	to	0.25%	0.76%	to	0.76%
December 31, 2021	251		$1.06	to	$1.06	$267		0.01%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2020	954		$1.07	to	$1.07	$1,017		0.04%	0.25%	to	0.25%	-0.25%	to	-0.25%
December 31, 2019	800		$1.07	to	$1.07	$855		0.75%	0.25%	to	0.25%	0.51%	to	0.51%
December 31, 2018	1,413		$1.06	to	$1.06	$1,502		0.43%	0.25%	to	0.25%	0.16%	to	0.16%

	ProFund VP NASDAQ-100
December 31, 2022	3		$8.23	to	$8.23	$26		0.00%	0.25%	to	0.25%	-34.07%	to	-34.07%
December 31, 2021	3		$12.49	to	$12.49	$43		0.00%	0.25%	to	0.25%	24.49%	to	24.49%
December 31, 2020	4		$10.03	to	$10.03	$36		0.00%	0.25%	to	0.25%	45.21%	to	45.21%
December 31, 2019	4		$6.91	to	$6.91	$26		0.00%	0.25%	to	0.25%	36.36%	to	36.36%
December 31, 2018	4		$5.07	to	$5.07	$21		0.00%	0.25%	to	0.25%	-2.12%	to	-2.12%
A91

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Pharmaceuticals
December 31, 2022	1		$2.65	to	$2.65	$1		0.08%	0.25%	to	0.25%	-6.36%	to	-6.36%
December 31, 2021	1		$2.83	to	$2.83	$1		0.27%	0.25%	to	0.25%	10.92%	to	10.92%
December 31, 2020	—	(1)	$2.55	to	$2.55	$1		0.11%	0.25%	to	0.25%	12.24%	to	12.24%
December 31, 2019	—	(1)	$2.27	to	$2.27	$1		0.85%	0.25%	to	0.25%	13.76%	to	13.76%
December 31, 2018	—	(1)	$2.00	to	$2.00	$1		1.09%	0.25%	to	0.25%	-6.44%	to	-6.44%

	ProFund VP Precious Metals
December 31, 2022	—	(1)	$1.30	to	$1.30	$1		0.00%	0.25%	to	0.25%	-11.24%	to	-11.24%
December 31, 2021	—	(1)	$1.46	to	$1.46	$1		0.00%	0.25%	to	0.25%	-9.16%	to	-9.16%
December 31, 2020	—	(1)	$1.61	to	$1.61	$1		0.24%	0.25%	to	0.25%	23.80%	to	23.80%
December 31, 2019	1		$1.30	to	$1.30	$1		0.03%	0.25%	to	0.25%	45.61%	to	45.61%
December 31, 2018	1		$0.89	to	$0.89	$1		0.00%	0.25%	to	0.25%	-13.69%	to	-13.69%

	ProFund VP Real Estate
December 31, 2022	1		$3.32	to	$3.32	$2		0.76%	0.25%	to	0.25%	-26.74%	to	-26.74%
December 31, 2021	1		$4.53	to	$4.53	$3		0.03%	0.25%	to	0.25%	36.73%	to	36.73%
December 31, 2020	1		$3.31	to	$3.31	$3		1.67%	0.25%	to	0.25%	-6.53%	to	-6.53%
December 31, 2019	1		$3.54	to	$3.54	$3		1.67%	0.25%	to	0.25%	26.44%	to	26.44%
December 31, 2018	1		$2.80	to	$2.80	$3		2.72%	0.25%	to	0.25%	-5.93%	to	-5.93%

	ProFund VP Short NASDAQ-100
December 31, 2022	—		$0.03	to	$0.03	$—		0.00%	0.25%	to	0.25%	34.77%	to	34.77%	(2)
December 31, 2021	—		$0.02	to	$0.02	$—		0.00%	0.25%	to	0.25%	-25.55%	to	-25.55%
December 31, 2020	4		$0.03	to	$0.03	$—	(1)	0.00%	0.25%	to	0.25%	-42.89%	to	-42.89%
December 31, 2019	—		$0.06	to	$0.06	$—		0.00%	0.25%	to	0.25%	-28.09%	to	-28.09%
December 31, 2018	—		$0.08	to	$0.08	$—		0.00%	0.25%	to	0.25%	-2.99%	to	-2.99%

	ProFund VP Small-Cap
December 31, 2022	2		$3.92	to	$3.92	$7		0.00%	0.25%	to	0.25%	-22.04%	to	-22.04%
December 31, 2021	2		$5.03	to	$5.03	$9		0.00%	0.25%	to	0.25%	12.60%	to	12.60%
December 31, 2020	2		$4.47	to	$4.47	$9		0.06%	0.25%	to	0.25%	16.77%	to	16.77%
December 31, 2019	2		$3.82	to	$3.82	$8		0.00%	0.25%	to	0.25%	23.30%	to	23.30%
December 31, 2018	2		$3.10	to	$3.10	$7		0.00%	0.25%	to	0.25%	-13.11%	to	-13.11%

	ProFund VP Small-Cap Growth
December 31, 2022	4		$5.29	to	$5.29	$22		0.00%	0.25%	to	0.25%	-22.60%	to	-22.60%
December 31, 2021	4		$6.83	to	$6.83	$28		0.00%	0.25%	to	0.25%	20.34%	to	20.34%
December 31, 2020	4		$5.68	to	$5.68	$23		0.00%	0.25%	to	0.25%	17.10%	to	17.10%
December 31, 2019	4		$4.85	to	$4.85	$19		0.00%	0.25%	to	0.25%	18.82%	to	18.82%
December 31, 2018	4		$4.08	to	$4.08	$15		0.00%	0.25%	to	0.25%	-5.99%	to	-5.99%

	ProFund VP Technology
December 31, 2022	—	(1)	$7.47	to	$7.47	$2		0.00%	0.25%	to	0.25%	-35.88%	to	-35.88%
December 31, 2021	—	(1)	$11.65	to	$11.65	$3		0.00%	0.25%	to	0.25%	34.62%	to	34.62%
December 31, 2020	—	(1)	$8.65	to	$8.65	$3		0.00%	0.25%	to	0.25%	44.44%	to	44.44%
December 31, 2019	—	(1)	$5.99	to	$5.99	$2		0.00%	0.25%	to	0.25%	44.82%	to	44.82%
December 31, 2018	—	(1)	$4.14	to	$4.14	$1		0.00%	0.25%	to	0.25%	-2.54%	to	-2.54%

	ProFund VP Telecommunications
December 31, 2022	1		$1.86	to	$1.86	$1		1.85%	0.25%	to	0.25%	-21.41%	to	-21.41%
December 31, 2021	—	(1)	$2.37	to	$2.37	$1		1.08%	0.25%	to	0.25%	18.11%	to	18.11%
December 31, 2020	—	(1)	$2.01	to	$2.01	$1		0.89%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2019	—	(1)	$1.95	to	$1.95	$1		3.26%	0.25%	to	0.25%	14.48%	to	14.48%
December 31, 2018	—	(1)	$1.70	to	$1.70	$1		8.92%	0.25%	to	0.25%	-15.32%	to	-15.32%

	ProFund VP U.S. Government Plus
December 31, 2022	6		$1.61	to	$1.61	$10		0.00%	0.25%	to	0.25%	-41.84%	to	-41.84%
December 31, 2021	6		$2.77	to	$2.77	$16		0.00%	0.25%	to	0.25%	-7.32%	to	-7.32%
December 31, 2020	6		$2.99	to	$2.99	$17		0.04%	0.25%	to	0.25%	20.39%	to	20.39%
December 31, 2019	5		$2.49	to	$2.49	$13		0.83%	0.25%	to	0.25%	17.93%	to	17.93%
December 31, 2018	5		$2.11	to	$2.11	$11		0.92%	0.25%	to	0.25%	-5.66%	to	-5.66%

A92

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP UltraMid-Cap
December 31, 2022	—		$9.19	to	$9.19	$—	0.00%	0.25%	to	0.25%	-32.34%	to	-32.34%
December 31, 2021	—		$13.58	to	$13.58	$—	0.00%	0.25%	to	0.25%	46.30%	to	46.30%
December 31, 2020	—		$9.29	to	$9.29	$—	0.00%	0.25%	to	0.25%	4.96%	to	4.96%
December 31, 2019	—		$8.85	to	$8.85	$—	0.00%	0.25%	to	0.25%	47.42%	to	47.42%
December 31, 2018	10		$6.00	to	$6.00	$58	0.00%	0.25%	to	0.25%	-26.95%	to	-26.95%

	ProFund VP UltraNASDAQ-100
December 31, 2022	—		$25.22	to	$25.22	$—	0.00%	0.25%	to	0.25%	-61.03%	to	-61.03%
December 31, 2021	24		$64.71	to	$64.71	$1,568	0.00%	0.25%	to	0.25%	52.13%	to	52.13%
December 31, 2020	18		$42.54	to	$42.54	$780	0.00%	0.25%	to	0.25%	85.82%	to	85.82%
December 31, 2019	33		$22.89	to	$22.89	$765	0.00%	0.25%	to	0.25%	79.22%	to	79.22%
December 31, 2018	11		$12.77	to	$12.77	$134	0.00%	0.25%	to	0.25%	-9.86%	to	-9.86%

	ProFund VP UltraSmall-Cap
December 31, 2022	—		$5.16	to	$5.16	$—	0.00%	0.25%	to	0.25%	-43.82%	to	-43.82%
December 31, 2021	—		$9.18	to	$9.18	$—	0.00%	0.25%	to	0.25%	23.00%	to	23.00%
December 31, 2020	—		$7.46	to	$7.46	$—	0.00%	0.25%	to	0.25%	16.10%	to	16.10%
December 31, 2019	—		$6.43	to	$6.43	$—	0.00%	0.25%	to	0.25%	46.96%	to	46.96%
December 31, 2018	4		$4.37	to	$4.37	$19	0.00%	0.25%	to	0.25%	-27.13%	to	-27.13%

	ProFund VP Bull
December 31, 2022	6		$4.09	to	$4.09	$26	0.00%	0.25%	to	0.25%	-19.94%	to	-19.94%
December 31, 2021	7		$5.11	to	$5.11	$33	0.00%	0.25%	to	0.25%	26.02%	to	26.02%
December 31, 2020	7		$4.05	to	$4.05	$27	0.02%	0.25%	to	0.25%	15.74%	to	15.74%
December 31, 2019	7		$3.50	to	$3.50	$23	0.27%	0.25%	to	0.25%	28.56%	to	28.56%
December 31, 2018	7		$2.72	to	$2.72	$18	0.00%	0.25%	to	0.25%	-6.38%	to	-6.38%

	ProFund VP Utilities
December 31, 2022	—	(1)	$5.25	to	$5.25	$1	0.99%	0.25%	to	0.25%	-0.50%	to	-0.50%
December 31, 2021	—	(1)	$5.27	to	$5.27	$1	1.49%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2020	—	(1)	$4.58	to	$4.58	$1	1.61%	0.25%	to	0.25%	-2.64%	to	-2.64%
December 31, 2019	—	(1)	$4.71	to	$4.71	$1	1.56%	0.25%	to	0.25%	22.57%	to	22.57%
December 31, 2018	—	(1)	$3.84	to	$3.84	$1	2.20%	0.25%	to	0.25%	2.63%	to	2.63%

	AST Large-Cap Growth Portfolio
December 31, 2022	15,559		$21.00	to	$45.56	$407,884	0.00%	0.00%	to	0.90%	-33.80%	to	-33.21%
December 31, 2021	8,005		$31.52	to	$68.21	$323,899	0.00%	0.00%	to	0.90%	1.46%	to	17.11%
December 31, 2020	6,490		$26.98	to	$58.24	$234,165	0.00%	0.00%	to	0.90%	29.18%	to	39.80%
December 31, 2019	4,599		$19.34	to	$41.66	$128,763	0.00%	0.00%	to	0.90%	9.44%	to	28.23%
December 31, 2018	3,422		$15.12	to	$32.49	$82,095	0.00%	0.00%	to	0.90%	-10.51%	to	3.87%

	AST Cohen & Steers Realty Portfolio
December 31, 2022	603		$15.73	to	$32.42	$18,972	0.00%	0.10%	to	0.25%	-25.55%	to	-25.44%
December 31, 2021	545		$21.13	to	$43.48	$22,918	0.00%	0.10%	to	0.25%	42.49%	to	42.70%
December 31, 2020	513		$14.83	to	$30.47	$15,240	0.00%	0.10%	to	0.25%	-3.08%	to	-2.93%
December 31, 2019	485		$15.30	to	$31.39	$14,942	0.00%	0.10%	to	0.25%	10.98%	to	31.08%
December 31, 2018	461		$11.69	to	$23.94	$10,830	0.00%	0.10%	to	0.25%	-4.99%	to	-4.85%

	AST J.P. Morgan Tactical Preservation Portfolio
December 31, 2022	944		$20.92	to	$20.95	$19,755	0.00%	0.10%	to	0.25%	-15.94%	to	-15.81%
December 31, 2021	897		$24.88	to	$24.89	$22,311	0.00%	0.10%	to	0.25%	0.88%	to	7.84%
December 31, 2020	750		$23.08	to	$23.11	$17,327	0.00%	0.10%	to	0.25%	11.07%	to	15.88%
December 31, 2019	677		$20.75	to	$20.80	$14,071	0.00%	0.10%	to	0.25%	6.27%	to	14.49%
December 31, 2018	606		$18.12	to	$18.20	$11,004	0.00%	0.10%	to	0.25%	-5.75%	to	-5.22%

	AST T. Rowe Price Large-Cap Value Portfolio (merged February 11, 2022)
December 31, 2022	—		$16.11	to	$28.53	$—	0.00%	0.10%	to	0.25%	0.78%	to	0.79%
December 31, 2021	3,135		$15.98	to	$28.31	$58,292	0.00%	0.10%	to	0.25%	3.91%	to	25.42%
December 31, 2020	2,021		$12.76	to	$22.57	$31,293	0.00%	0.10%	to	0.25%	1.84%	to	24.96%
December 31, 2019	1,273		$12.53	to	$22.13	$20,409	0.00%	0.10%	to	0.25%	10.59%	to	25.84%
December 31, 2018	737		$9.97	to	$17.58	$10,482	0.00%	0.10%	to	0.25%	-12.28%	to	-9.80%
A93

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Value Portfolio
December 31, 2022	523	$16.02	to	$33.00	$17,118	0.00%	0.10%	to	0.25%	-13.54%	to	-13.41%
December 31, 2021	466	$18.53	to	$38.11	$17,594	0.00%	0.10%	to	0.25%	31.19%	to	31.39%
December 31, 2020	440	$14.12	to	$29.01	$12,761	0.00%	0.10%	to	0.25%	0.61%	to	0.76%
December 31, 2019	404	$14.04	to	$28.79	$11,604	0.00%	0.10%	to	0.25%	5.12%	to	21.86%
December 31, 2018	378	$11.54	to	$23.62	$8,927	0.00%	0.10%	to	0.25%	-17.28%	to	-17.16%

	AST Mid-Cap Growth Portfolio
December 31, 2022	4,034	$14.94	to	$39.32	$74,755	0.00%	0.10%	to	0.25%	-31.10%	to	-31.00%
December 31, 2021	3,352	$21.69	to	$56.98	$90,738	0.00%	0.10%	to	0.25%	1.77%	to	10.38%
December 31, 2020	2,675	$19.68	to	$51.63	$67,277	0.00%	0.10%	to	0.25%	31.19%	to	34.70%
December 31, 2019	1,945	$14.63	to	$38.33	$38,396	0.00%	0.10%	to	0.25%	5.42%	to	30.03%
December 31, 2018	1,282	$11.27	to	$29.48	$21,264	0.00%	0.10%	to	0.25%	-11.91%	to	-4.44%

	AST Large-Cap Value Portfolio
December 31, 2022	8,109	$18.67	to	$28.69	$179,951	0.00%	0.00%	to	0.90%	0.80%	to	1.70%
December 31, 2021	4,088	$18.40	to	$28.21	$94,567	0.00%	0.00%	to	0.90%	3.45%	to	29.21%
December 31, 2020	3,259	$14.27	to	$21.83	$60,994	0.00%	0.00%	to	0.90%	-0.62%	to	28.59%
December 31, 2019	2,752	$14.27	to	$21.77	$53,197	0.00%	0.00%	to	0.90%	8.95%	to	29.52%
December 31, 2018	2,435	$11.05	to	$16.81	$37,509	0.00%	0.00%	to	0.90%	-17.07%	to	-14.15%

	AST Loomis Sayles Large-Cap Growth Portfolio (merged June 10, 2022)
December 31, 2022	—	$20.94	to	$42.77	$—	0.00%	0.00%	to	0.90%	-27.91%	to	-27.62%
December 31, 2021	1,521	$28.97	to	$59.11	$62,158	0.00%	0.00%	to	0.90%	0.43%	to	18.36%
December 31, 2020	1,342	$24.53	to	$50.00	$48,400	0.00%	0.00%	to	0.90%	22.32%	to	31.59%
December 31, 2019	1,173	$18.69	to	$38.03	$33,907	0.00%	0.00%	to	0.90%	9.38%	to	31.63%
December 31, 2018	1,036	$14.24	to	$28.92	$23,847	0.00%	0.00%	to	0.90%	-10.11%	to	-2.69%

	AST MFS Growth Portfolio (merged June 10, 2022)
December 31, 2022	—	$22.23	to	$47.20	$—	0.00%	0.10%	to	0.25%	-28.27%	to	-28.22%
December 31, 2021	4,069	$30.99	to	$65.76	$145,288	0.00%	0.10%	to	0.25%	4.31%	to	23.26%
December 31, 2020	3,107	$25.18	to	$53.35	$90,947	0.00%	0.10%	to	0.25%	23.60%	to	30.35%
December 31, 2019	1,881	$19.35	to	$40.93	$44,193	0.00%	0.10%	to	0.25%	8.29%	to	37.64%
December 31, 2018	1,116	$14.08	to	$29.74	$20,170	0.00%	0.10%	to	0.25%	-11.85%	to	2.05%

	AST Small-Cap Growth Portfolio
December 31, 2022	1,524	$31.94	to	$36.42	$54,144	0.00%	0.00%	to	0.90%	-28.22%	to	-27.57%
December 31, 2021	1,147	$44.49	to	$50.29	$56,160	0.00%	0.00%	to	0.90%	3.60%	to	4.54%
December 31, 2020	1,169	$42.95	to	$48.11	$54,781	0.00%	0.00%	to	0.90%	47.07%	to	48.39%
December 31, 2019	1,171	$29.20	to	$32.42	$37,049	0.00%	0.00%	to	0.90%	5.56%	to	30.12%
December 31, 2018	1,102	$22.64	to	$24.92	$26,825	0.00%	0.00%	to	0.90%	-9.23%	to	-8.40%

	AST BlackRock Low Duration Bond Portfolio (merged February 11, 2022)
December 31, 2022	—	$10.69	to	$14.63	$—	0.00%	0.10%	to	0.25%	-1.54%	to	-1.52%
December 31, 2021	3,889	$10.86	to	$14.86	$44,250	0.00%	0.10%	to	0.25%	-0.94%	to	-0.70%
December 31, 2020	2,379	$10.95	to	$14.96	$27,591	0.00%	0.10%	to	0.25%	2.25%	to	2.46%
December 31, 2019	1,426	$10.71	to	$14.60	$17,002	0.00%	0.10%	to	0.25%	2.74%	to	4.52%
December 31, 2018	910	$10.26	to	$13.97	$10,816	0.00%	0.10%	to	0.25%	0.28%	to	0.64%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2022	1,166	$16.47	to	$20.60	$24,013	0.00%	0.10%	to	0.25%	5.83%	to	5.98%
December 31, 2021	1,170	$15.57	to	$19.44	$22,733	0.00%	0.10%	to	0.25%	23.49%	to	23.67%
December 31, 2020	1,161	$12.60	to	$15.72	$18,247	0.00%	0.10%	to	0.25%	-2.46%	to	-2.32%
December 31, 2019	1,097	$12.92	to	$16.09	$17,651	0.00%	0.10%	to	0.25%	0.92%	to	16.75%
December 31, 2018	1,042	$11.09	to	$13.78	$14,360	0.00%	0.10%	to	0.25%	-16.86%	to	-16.74%

	AST MFS Global Equity Portfolio
December 31, 2022	4,744	$15.82	to	$36.23	$89,730	0.00%	0.10%	to	0.25%	-18.17%	to	-18.04%
December 31, 2021	4,091	$19.33	to	$44.21	$94,428	0.00%	0.10%	to	0.25%	0.72%	to	16.73%
December 31, 2020	3,189	$16.59	to	$37.87	$64,098	0.00%	0.10%	to	0.25%	13.89%	to	24.96%
December 31, 2019	2,293	$14.56	to	$33.20	$41,834	0.00%	0.10%	to	0.25%	8.30%	to	29.83%
December 31, 2018	1,628	$11.23	to	$25.57	$23,948	0.00%	0.10%	to	0.25%	-10.46%	to	-9.64%
A94

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan International Equity Portfolio
December 31, 2022	6,495	$12.01	to	$19.31	$85,206	0.00%	0.10%	to	0.25%	-20.53%	to	-20.41%
December 31, 2021	4,963	$15.12	to	$24.26	$82,353	0.00%	0.10%	to	0.25%	0.48%	to	10.96%
December 31, 2020	3,155	$13.64	to	$21.87	$48,750	0.00%	0.10%	to	0.25%	12.80%	to	25.50%
December 31, 2019	1,981	$12.09	to	$19.36	$28,421	0.00%	0.10%	to	0.25%	8.54%	to	27.10%
December 31, 2018	1,488	$9.53	to	$15.23	$17,341	0.00%	0.10%	to	0.25%	-17.67%	to	-11.48%

	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
December 31, 2022	565	$17.56	to	$30.02	$11,082	0.13%	0.00%	to	0.25%	-18.86%	to	-18.65%
December 31, 2021	431	$21.63	to	$36.90	$10,577	0.19%	0.00%	to	0.25%	5.00%	to	23.16%
December 31, 2020	250	$17.61	to	$29.96	$5,330	0.38%	0.00%	to	0.25%	18.98%	to	28.14%
December 31, 2019	177	$14.80	to	$25.12	$3,045	0.31%	0.00%	to	0.25%	8.80%	to	25.58%
December 31, 2018	136	$11.82	to	$20.00	$1,916	0.29%	0.00%	to	0.25%	-12.78%	to	-5.94%

	American Century VP Mid Cap Value Fund (Class I)
December 31, 2022	371	$38.57	to	$39.14	$14,350	2.26%	0.00%	to	0.10%	-1.29%	to	-1.19%
December 31, 2021	361	$39.08	to	$39.62	$14,134	1.17%	0.00%	to	0.10%	23.08%	to	23.20%
December 31, 2020	365	$31.75	to	$32.16	$11,609	1.84%	0.00%	to	0.10%	1.11%	to	1.21%
December 31, 2019	335	$31.40	to	$31.77	$10,543	2.06%	0.00%	to	0.10%	29.02%	to	29.15%
December 31, 2018	329	$24.34	to	$24.60	$8,009	1.43%	0.00%	to	0.10%	-12.92%	to	-12.84%

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
December 31, 2022	627	$18.18	to	$34.14	$13,479	0.28%	0.00%	to	0.25%	-23.25%	to	-23.06%
December 31, 2021	486	$23.69	to	$44.37	$14,011	0.49%	0.00%	to	0.25%	5.17%	to	26.68%
December 31, 2020	202	$18.75	to	$35.02	$5,334	0.73%	0.00%	to	0.25%	23.55%	to	24.20%
December 31, 2019	97	$15.18	to	$28.28	$2,025	1.16%	0.00%	to	0.25%	15.92%	to	34.01%
December 31, 2018	75	$11.35	to	$21.10	$1,207	1.44%	0.00%	to	0.25%	-10.17%	to	-4.64%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2022	805	$14.48	to	$28.54	$13,855	0.43%	0.00%	to	0.25%	-14.50%	to	-14.28%
December 31, 2021	782	$16.93	to	$33.30	$15,540	0.39%	0.00%	to	0.25%	6.85%	to	25.56%
December 31, 2020	783	$13.52	to	$26.52	$12,471	0.45%	0.00%	to	0.25%	7.58%	to	7.85%
December 31, 2019	692	$12.57	to	$24.59	$10,522	0.36%	0.00%	to	0.25%	3.39%	to	19.86%
December 31, 2018	442	$10.51	to	$20.52	$5,697	0.29%	0.00%	to	0.25%	-17.35%	to	-15.68%

	MFS® Utilities Series (Initial Class)
December 31, 2022	2,390	$16.03	to	$26.90	$46,370	2.45%	0.00%	to	0.25%	0.50%	to	0.76%
December 31, 2021	2,002	$15.95	to	$26.69	$38,827	1.79%	0.00%	to	0.25%	4.30%	to	14.09%
December 31, 2020	1,620	$14.02	to	$23.40	$28,193	2.59%	0.00%	to	0.25%	5.64%	to	15.30%
December 31, 2019	1,227	$13.27	to	$22.09	$21,136	4.17%	0.00%	to	0.25%	2.69%	to	25.07%
December 31, 2018	899	$10.63	to	$17.67	$13,107	1.15%	0.00%	to	0.25%	-4.56%	to	1.06%

	AST BlackRock/Loomis Sayles Bond Portfolio (merged February 11, 2022)
December 31, 2022	—	$11.53	to	$14.66	$—	0.00%	0.00%	to	0.90%	-3.34%	to	-3.24%
December 31, 2021	5,285	$11.92	to	$15.16	$73,028	0.00%	0.00%	to	0.90%	-2.01%	to	0.92%
December 31, 2020	4,629	$12.09	to	$15.33	$65,836	0.00%	0.00%	to	0.90%	3.72%	to	7.36%
December 31, 2019	4,208	$11.29	to	$14.28	$56,846	0.00%	0.00%	to	0.90%	0.35%	to	9.22%
December 31, 2018	3,997	$10.36	to	$13.07	$50,072	0.00%	0.00%	to	0.90%	-1.55%	to	-0.16%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2022	3,915	$28.84	to	$28.84	$112,919	0.00%	0.25%	to	0.25%	-16.56%	to	-16.56%
December 31, 2021	3,527	$34.57	to	$34.57	$121,923	0.00%	0.25%	to	0.25%	2.07%	to	12.13%
December 31, 2020	2,288	$30.83	to	$30.83	$70,545	0.00%	0.25%	to	0.25%	12.25%	to	17.24%
December 31, 2019	1,688	$27.46	to	$27.46	$46,369	0.00%	0.25%	to	0.25%	20.54%	to	20.54%
December 31, 2018	1,216	$22.78	to	$22.78	$27,705	0.00%	0.25%	to	0.25%	-7.62%	to	-5.56%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2022	3,893	$14.65	to	$24.27	$85,443	0.00%	0.00%	to	0.90%	-8.51%	to	-7.69%
December 31, 2021	3,813	$15.91	to	$26.29	$92,272	0.00%	0.00%	to	0.90%	1.71%	to	12.06%
December 31, 2020	3,792	$14.23	to	$23.46	$83,053	0.00%	0.00%	to	0.90%	5.71%	to	13.90%
December 31, 2019	3,721	$13.38	to	$21.99	$78,541	0.00%	0.00%	to	0.90%	9.00%	to	20.55%
December 31, 2018	3,680	$11.13	to	$18.24	$65,309	0.00%	0.00%	to	0.90%	-8.10%	to	-5.00%
A95

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Balanced Asset Allocation Portfolio
December 31, 2022	13,216	$20.73	to	$23.31	$300,327	0.00%	0.00%	to	0.90%	-17.01%	to	-16.26%
December 31, 2021	12,031	$24.97	to	$27.84	$327,236	0.00%	0.00%	to	0.90%	2.20%	to	12.84%
December 31, 2020	11,064	$22.33	to	$24.67	$267,274	0.00%	0.00%	to	0.90%	10.77%	to	15.74%
December 31, 2019	9,821	$20.16	to	$22.08	$212,749	0.00%	0.00%	to	0.90%	5.40%	to	19.42%
December 31, 2018	8,850	$17.03	to	$18.49	$160,882	0.00%	0.00%	to	0.90%	-7.83%	to	-4.93%

	AST Preservation Asset Allocation Portfolio
December 31, 2022	2,143	$16.11	to	$18.11	$37,773	0.00%	0.00%	to	0.90%	-16.38%	to	-15.62%
December 31, 2021	2,111	$19.26	to	$21.47	$44,127	0.00%	0.00%	to	0.90%	0.72%	to	6.24%
December 31, 2020	2,033	$18.29	to	$20.21	$40,098	0.00%	0.00%	to	0.90%	8.11%	to	10.46%
December 31, 2019	1,938	$16.92	to	$18.52	$35,124	0.00%	0.00%	to	0.90%	6.66%	to	14.74%
December 31, 2018	1,889	$14.88	to	$16.14	$29,902	0.00%	0.00%	to	0.90%	-4.34%	to	-2.84%

	AST Prudential Growth Allocation Portfolio
December 31, 2022	3,284	$27.33	to	$27.33	$89,756	0.00%	0.25%	to	0.25%	-18.50%	to	-18.50%
December 31, 2021	3,018	$33.53	to	$33.53	$101,221	0.00%	0.25%	to	0.25%	2.68%	to	16.41%
December 31, 2020	2,613	$28.81	to	$28.81	$75,267	0.00%	0.25%	to	0.25%	5.59%	to	5.59%
December 31, 2019	2,142	$27.28	to	$27.28	$58,428	0.00%	0.25%	to	0.25%	18.88%	to	18.88%
December 31, 2018	1,664	$22.95	to	$22.95	$38,174	0.00%	0.25%	to	0.25%	-10.12%	to	-7.83%

	AST Advanced Strategies Portfolio
December 31, 2022	1,028	$29.82	to	$29.82	$30,661	0.00%	0.25%	to	0.25%	-16.83%	to	-16.83%
December 31, 2021	868	$35.86	to	$35.86	$31,126	0.00%	0.25%	to	0.25%	1.24%	to	13.54%
December 31, 2020	722	$31.58	to	$31.58	$22,806	0.00%	0.25%	to	0.25%	10.40%	to	10.40%
December 31, 2019	577	$28.61	to	$28.61	$16,520	0.00%	0.25%	to	0.25%	5.82%	to	21.56%
December 31, 2018	437	$23.53	to	$23.53	$10,296	0.00%	0.25%	to	0.25%	-8.21%	to	-6.12%

	AST Moderate Multi-Asset Portfolio (merged December 02, 2022)
December 31, 2022	—	$24.18	to	$24.18	$—	0.00%	0.25%	to	0.25%	-14.88%	to	-14.88%
December 31, 2021	424	$28.41	to	$28.41	$12,043	0.00%	0.25%	to	0.25%	0.70%	to	10.87%
December 31, 2020	375	$25.62	to	$25.62	$9,614	0.00%	0.25%	to	0.25%	13.81%	to	16.87%
December 31, 2019	289	$22.51	to	$22.51	$6,495	0.00%	0.25%	to	0.25%	17.75%	to	17.75%
December 31, 2018	241	$19.12	to	$19.12	$4,603	0.00%	0.25%	to	0.25%	-8.24%	to	-8.13%

	AST BlackRock Global Strategies Portfolio
December 31, 2022	14,704	$13.73	to	$15.25	$219,562	0.00%	0.00%	to	0.90%	-17.71%	to	-16.97%
December 31, 2021	14,345	$16.69	to	$18.36	$258,424	0.00%	0.00%	to	0.90%	1.91%	to	11.67%
December 31, 2020	13,962	$15.08	to	$16.44	$225,644	0.00%	0.00%	to	0.90%	3.80%	to	14.65%
December 31, 2019	13,874	$14.53	to	$15.70	$214,371	0.00%	0.00%	to	0.90%	6.33%	to	17.62%
December 31, 2018	13,714	$12.46	to	$13.35	$180,505	0.00%	0.00%	to	0.90%	-6.76%	to	-5.28%

	TOPS® Aggressive Growth ETF Portfolio (Class 2)
December 31, 2022	4,100	$15.64	to	$26.24	$71,342	1.30%	0.10%	to	0.25%	-16.08%	to	-15.96%
December 31, 2021	3,141	$18.64	to	$31.22	$65,192	0.63%	0.10%	to	0.25%	3.26%	to	19.19%
December 31, 2020	1,584	$15.66	to	$26.19	$28,568	1.46%	0.10%	to	0.25%	12.40%	to	25.21%
December 31, 2019	843	$13.94	to	$23.27	$14,296	1.51%	0.10%	to	0.25%	7.87%	to	24.24%
December 31, 2018	597	$11.23	to	$18.73	$8,635	1.02%	0.10%	to	0.25%	-12.73%	to	-9.97%

	TOPS® Balanced ETF Portfolio (Class 2)
December 31, 2022	3,672	$12.86	to	$17.38	$49,062	1.63%	0.10%	to	0.25%	-11.37%	to	-11.24%
December 31, 2021	3,089	$14.52	to	$19.58	$46,495	0.95%	0.10%	to	0.25%	3.88%	to	9.51%
December 31, 2020	1,870	$13.27	to	$17.88	$25,964	1.55%	0.10%	to	0.25%	8.13%	to	12.69%
December 31, 2019	1,220	$12.28	to	$16.51	$15,862	1.78%	0.10%	to	0.25%	6.30%	to	15.81%
December 31, 2018	844	$10.62	to	$14.26	$9,603	1.37%	0.10%	to	0.25%	-6.40%	to	-5.72%

	TOPS® Conservative ETF Portfolio (Class 2)
December 31, 2022	544	$12.05	to	$14.83	$6,957	2.03%	0.10%	to	0.25%	-9.08%	to	-8.94%
December 31, 2021	385	$13.26	to	$16.29	$5,280	0.78%	0.10%	to	0.25%	0.91%	to	6.34%
December 31, 2020	319	$12.49	to	$15.32	$4,139	1.72%	0.10%	to	0.25%	6.78%	to	7.96%
December 31, 2019	210	$11.69	to	$14.33	$2,549	1.87%	0.10%	to	0.25%	5.15%	to	11.59%
December 31, 2018	125	$10.49	to	$12.84	$1,376	1.44%	0.10%	to	0.25%	-3.74%	to	-2.78%
A96

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS® Growth ETF Portfolio (Class 2)
December 31, 2022	4,598	$14.77	to	$25.18	$77,411	1.52%	0.10%	to	0.25%	-14.91%	to	-14.79%
December 31, 2021	3,475	$17.36	to	$29.55	$68,478	0.86%	0.10%	to	0.25%	2.67%	to	16.40%
December 31, 2020	2,358	$14.94	to	$25.39	$40,859	1.79%	0.10%	to	0.25%	11.39%	to	21.64%
December 31, 2019	1,479	$13.41	to	$22.76	$23,853	1.75%	0.10%	to	0.25%	7.42%	to	21.95%
December 31, 2018	935	$11.01	to	$18.66	$12,855	1.35%	0.10%	to	0.25%	-10.86%	to	-8.87%

	TOPS® Moderate Growth ETF Portfolio (Class 2)
December 31, 2022	4,049	$13.92	to	$20.13	$62,749	1.59%	0.10%	to	0.25%	-13.12%	to	-12.99%
December 31, 2021	3,440	$16.02	to	$23.13	$61,343	1.13%	0.10%	to	0.25%	2.14%	to	12.70%
December 31, 2020	2,683	$14.24	to	$20.52	$42,904	1.57%	0.10%	to	0.25%	10.32%	to	16.73%
December 31, 2019	1,861	$12.91	to	$18.58	$27,432	1.81%	0.10%	to	0.25%	5.82%	to	18.79%
December 31, 2018	1,196	$10.88	to	$15.64	$15,251	1.45%	0.10%	to	0.25%	-8.50%	to	-6.98%

	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2022	677	$13.90	to	$14.39	$9,704	19.44%	0.10%	to	0.25%	-12.07%	to	-11.94%
December 31, 2021	600	$15.78	to	$16.36	$9,788	1.19%	0.10%	to	0.25%	3.47%	to	8.46%
December 31, 2020	486	$14.55	to	$15.11	$7,305	2.28%	0.10%	to	0.25%	5.63%	to	5.79%
December 31, 2019	407	$13.75	to	$14.30	$5,796	2.29%	0.10%	to	0.25%	6.19%	to	14.44%
December 31, 2018	319	$12.02	to	$12.52	$3,969	1.79%	0.10%	to	0.25%	-6.27%	to	-6.12%

	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2022	1,544	$14.72	to	$15.29	$23,512	8.62%	0.10%	to	0.25%	-13.94%	to	-13.81%
December 31, 2021	1,383	$17.08	to	$17.77	$24,465	1.11%	0.10%	to	0.25%	4.32%	to	12.48%
December 31, 2020	1,103	$15.19	to	$15.82	$17,405	2.25%	0.10%	to	0.25%	4.93%	to	14.02%
December 31, 2019	714	$14.45	to	$15.08	$10,735	2.03%	0.10%	to	0.25%	6.60%	to	16.96%
December 31, 2018	585	$12.36	to	$12.91	$7,531	1.57%	0.10%	to	0.25%	-8.95%	to	-8.52%

	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2022	1,188	$14.71	to	$15.27	$18,100	15.77%	0.10%	to	0.25%	-13.57%	to	-13.44%
December 31, 2021	1,097	$16.99	to	$17.67	$19,342	1.19%	0.10%	to	0.25%	4.15%	to	10.95%
December 31, 2020	962	$15.31	to	$15.95	$15,309	2.29%	0.10%	to	0.25%	5.65%	to	12.65%
December 31, 2019	703	$14.47	to	$15.10	$10,569	2.19%	0.10%	to	0.25%	5.79%	to	16.18%
December 31, 2018	511	$12.46	to	$13.02	$6,614	1.70%	0.10%	to	0.25%	-7.59%	to	-7.31%

	American Funds IS Growth Fund (Class 2)
December 31, 2022	10,565	$23.59	to	$29.38	$259,737	0.35%	0.10%	to	0.25%	-30.11%	to	-30.01%
December 31, 2021	8,237	$33.76	to	$41.97	$288,300	0.23%	0.10%	to	0.25%	6.31%	to	21.87%
December 31, 2020	5,912	$27.74	to	$34.44	$169,903	0.32%	0.10%	to	0.25%	39.57%	to	51.93%
December 31, 2019	4,202	$18.29	to	$22.67	$79,616	0.88%	0.10%	to	0.25%	11.86%	to	30.64%
December 31, 2018	2,487	$14.02	to	$17.35	$36,244	0.56%	0.10%	to	0.25%	-11.23%	to	-0.35%

	American Funds IS Growth-Income Fund (Class 2)
December 31, 2022	10,133	$21.52	to	$24.27	$222,897	1.38%	0.10%	to	0.25%	-16.70%	to	-16.58%
December 31, 2021	8,610	$25.84	to	$29.09	$226,598	1.20%	0.10%	to	0.25%	5.24%	to	23.97%
December 31, 2020	6,872	$20.87	to	$23.46	$145,848	1.54%	0.10%	to	0.25%	13.26%	to	19.20%
December 31, 2019	4,932	$18.43	to	$20.69	$92,316	1.91%	0.10%	to	0.25%	9.27%	to	26.01%
December 31, 2018	3,377	$14.65	to	$16.42	$50,175	1.80%	0.10%	to	0.25%	-10.03%	to	-1.89%

	American Funds IS International Fund (Class 2)
December 31, 2022	9,291	$11.22	to	$12.73	$106,151	1.87%	0.10%	to	0.25%	-20.98%	to	-20.86%
December 31, 2021	7,611	$14.21	to	$16.09	$109,924	2.76%	0.10%	to	0.25%	-4.57%	to	-1.59%
December 31, 2020	5,655	$14.46	to	$16.35	$83,183	0.73%	0.10%	to	0.25%	13.69%	to	29.85%
December 31, 2019	3,979	$12.72	to	$14.36	$51,563	1.62%	0.10%	to	0.25%	7.10%	to	22.76%
December 31, 2018	3,038	$10.37	to	$11.70	$32,039	2.22%	0.10%	to	0.25%	-13.35%	to	-11.18%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
December 31, 2022	4,348	$18.79	to	$23.75	$84,409	0.28%	0.10%	to	0.25%	-26.67%	to	-26.56%
December 31, 2021	3,894	$25.62	to	$32.34	$103,144	0.02%	0.10%	to	0.25%	17.45%	to	27.38%
December 31, 2020	3,141	$20.14	to	$25.39	$65,742	0.07%	0.10%	to	0.25%	29.91%	to	30.10%
December 31, 2019	2,344	$15.50	to	$19.51	$38,034	0.24%	0.10%	to	0.25%	30.95%	to	31.14%
December 31, 2018	1,544	$11.84	to	$14.88	$19,265	0.50%	0.10%	to	0.25%	-13.08%	to	-6.73%

A97

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
December 31, 2022	4,567	$16.58	to	$20.01	$79,141	0.30%	0.10%	to	0.25%	-15.18%	to	-15.05%
December 31, 2021	3,833	$19.55	to	$23.56	$77,835	0.40%	0.10%	to	0.25%	9.19%	to	25.18%
December 31, 2020	3,074	$15.64	to	$18.82	$49,922	0.42%	0.10%	to	0.25%	17.57%	to	17.75%
December 31, 2019	2,164	$13.30	to	$15.98	$29,981	0.76%	0.10%	to	0.25%	4.45%	to	23.05%
December 31, 2018	1,460	$10.83	to	$12.99	$16,500	0.47%	0.10%	to	0.25%	-19.33%	to	-14.86%

	Franklin Income VIP Fund (Class 2)
December 31, 2022	2,142	$13.74	to	$15.64	$29,890	4.84%	0.10%	to	0.25%	-5.71%	to	-5.57%
December 31, 2021	1,890	$14.57	to	$16.56	$27,963	4.61%	0.10%	to	0.25%	7.47%	to	16.64%
December 31, 2020	1,601	$12.51	to	$14.20	$20,342	5.75%	0.10%	to	0.25%	0.44%	to	0.59%
December 31, 2019	1,215	$12.46	to	$14.11	$15,410	5.26%	0.10%	to	0.25%	15.77%	to	15.94%
December 31, 2018	858	$10.76	to	$12.17	$9,425	4.49%	0.10%	to	0.25%	-6.73%	to	-4.40%

	Franklin Mutual Shares VIP Fund (Class 2)
December 31, 2022	296	$13.16	to	$15.84	$4,034	1.83%	0.10%	to	0.25%	-7.66%	to	-7.52%
December 31, 2021	317	$14.25	to	$17.13	$4,675	2.88%	0.10%	to	0.25%	18.87%	to	19.05%
December 31, 2020	344	$11.99	to	$14.39	$4,257	2.74%	0.10%	to	0.25%	-5.28%	to	-5.14%
December 31, 2019	385	$12.66	to	$15.17	$5,024	1.82%	0.10%	to	0.25%	22.27%	to	22.45%
December 31, 2018	420	$10.35	to	$12.39	$4,489	2.59%	0.10%	to	0.25%	-9.29%	to	-9.16%

	Templeton Growth VIP Fund (Class 2)
December 31, 2022	865	$10.86	to	$12.07	$9,532	0.16%	0.10%	to	0.25%	-11.72%	to	-11.59%
December 31, 2021	873	$12.31	to	$13.65	$10,884	1.10%	0.10%	to	0.25%	-2.72%	to	4.77%
December 31, 2020	754	$11.76	to	$13.03	$8,989	2.89%	0.10%	to	0.25%	5.54%	to	5.69%
December 31, 2019	590	$11.15	to	$12.33	$6,685	2.67%	0.10%	to	0.25%	14.87%	to	15.04%
December 31, 2018	400	$9.70	to	$10.72	$3,952	1.88%	0.10%	to	0.25%	-15.06%	to	-13.48%

	Hartford Capital Appreciation HLS Fund (Class IB)
December 31, 2022	156	$21.35	to	$21.35	$3,322	0.74%	0.10%	to	0.10%	-15.59%	to	-15.59%
December 31, 2021	146	$25.29	to	$25.29	$3,684	0.24%	0.10%	to	0.10%	14.34%	to	14.34%
December 31, 2020	133	$22.12	to	$22.12	$2,933	0.78%	0.10%	to	0.10%	21.50%	to	21.50%
December 31, 2019	117	$18.21	to	$18.21	$2,125	1.05%	0.10%	to	0.10%	30.83%	to	30.83%
December 31, 2018	98	$13.92	to	$13.92	$1,358	0.75%	0.10%	to	0.10%	-7.27%	to	-7.27%

	Hartford Disciplined Equity HLS Fund (Class IB)
December 31, 2022	404	$26.87	to	$26.87	$10,864	0.78%	0.10%	to	0.10%	-19.28%	to	-19.28%
December 31, 2021	408	$33.29	to	$33.29	$13,574	0.34%	0.10%	to	0.10%	25.08%	to	25.08%
December 31, 2020	407	$26.61	to	$26.61	$10,823	0.49%	0.10%	to	0.10%	17.66%	to	17.66%
December 31, 2019	96	$22.62	to	$22.62	$2,176	0.74%	0.10%	to	0.10%	33.62%	to	33.62%
December 31, 2018	84	$16.93	to	$16.93	$1,415	0.52%	0.10%	to	0.10%	-2.33%	to	-2.33%

	Hartford Dividend and Growth HLS Fund (Class IB)
December 31, 2022	498	$25.38	to	$25.38	$12,651	1.55%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2021	449	$27.96	to	$27.96	$12,561	1.12%	0.10%	to	0.10%	31.54%	to	31.54%
December 31, 2020	419	$21.26	to	$21.26	$8,897	1.82%	0.10%	to	0.10%	7.34%	to	7.34%
December 31, 2019	376	$19.80	to	$19.80	$7,449	1.93%	0.10%	to	0.10%	28.17%	to	28.17%
December 31, 2018	288	$15.45	to	$15.45	$4,453	1.89%	0.10%	to	0.10%	-5.66%	to	-5.66%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2022	6,961	$10.59	to	$11.55	$74,299	2.83%	0.10%	to	0.25%	-14.15%	to	-14.02%
December 31, 2021	6,140	$12.34	to	$13.44	$76,355	2.82%	0.10%	to	0.25%	-1.06%	to	1.24%
December 31, 2020	4,665	$12.47	to	$13.56	$58,674	3.66%	0.10%	to	0.25%	8.20%	to	8.36%
December 31, 2019	3,103	$11.53	to	$12.51	$36,135	3.65%	0.10%	to	0.25%	9.93%	to	10.10%
December 31, 2018	1,913	$10.48	to	$11.37	$20,286	3.56%	0.10%	to	0.25%	-1.33%	to	-0.12%

	MFS® Value Series (Initial Class)
December 31, 2022	3,233	$18.42	to	$22.96	$61,276	1.42%	0.10%	to	0.25%	-6.14%	to	-6.00%
December 31, 2021	2,838	$19.62	to	$24.43	$57,369	1.37%	0.10%	to	0.25%	11.46%	to	25.33%
December 31, 2020	2,352	$15.68	to	$19.49	$38,075	1.65%	0.10%	to	0.25%	3.22%	to	3.37%
December 31, 2019	1,667	$15.19	to	$18.86	$26,311	2.26%	0.10%	to	0.25%	29.48%	to	29.67%
December 31, 2018	1,211	$11.73	to	$14.54	$14,787	1.65%	0.10%	to	0.25%	-11.10%	to	-10.18%

A98

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Growth and Income Fund (Series I)
December 31, 2022	2,055	$18.77	to	$18.77	$38,554	1.70%	0.25%	to	0.25%	-5.99%	to	-5.99%
December 31, 2021	1,938	$19.96	to	$19.96	$38,686	1.59%	0.25%	to	0.25%	9.55%	to	28.19%
December 31, 2020	1,808	$15.57	to	$15.57	$28,159	2.49%	0.25%	to	0.25%	1.84%	to	1.84%
December 31, 2019	1,556	$15.29	to	$15.29	$23,787	1.97%	0.25%	to	0.25%	24.88%	to	24.88%
December 31, 2018	1,237	$12.24	to	$12.24	$15,145	2.17%	0.25%	to	0.25%	-15.07%	to	-13.60%

	Fidelity® VIP Index 500 Portfolio (Service Class 2)
December 31, 2022	14,983	$22.83	to	$22.83	$342,032	1.27%	0.25%	to	0.25%	-18.62%	to	-18.62%
December 31, 2021	12,945	$28.05	to	$28.05	$363,135	1.07%	0.25%	to	0.25%	15.11%	to	27.94%
December 31, 2020	10,298	$21.93	to	$21.93	$225,794	1.76%	0.25%	to	0.25%	17.65%	to	17.65%
December 31, 2019	6,085	$18.64	to	$18.64	$113,396	1.97%	0.25%	to	0.25%	9.23%	to	30.69%
December 31, 2018	3,696	$14.26	to	$14.26	$52,697	1.90%	0.25%	to	0.25%	-11.81%	to	-4.97%

	American Funds IS Washington Mutual Investors Fund℠ (Class 2)
December 31, 2022	2,840	$20.65	to	$20.65	$58,647	2.11%	0.25%	to	0.25%	-8.68%	to	-8.68%
December 31, 2021	2,219	$22.61	to	$22.61	$50,182	1.58%	0.25%	to	0.25%	7.41%	to	27.46%
December 31, 2020	1,739	$17.74	to	$17.74	$30,848	1.93%	0.25%	to	0.25%	8.41%	to	18.40%
December 31, 2019	1,283	$16.36	to	$16.36	$20,992	2.28%	0.25%	to	0.25%	21.08%	to	21.08%
December 31, 2018	971	$13.52	to	$13.52	$13,127	2.19%	0.25%	to	0.25%	-12.16%	to	-8.89%

	AST Small-Cap Growth Opportunities Portfolio (merged September 09, 2022)
December 31, 2022	—	$15.76	to	$35.04	$—	0.00%	0.10%	to	0.25%	-25.24%	to	-25.17%
December 31, 2021	342	$21.08	to	$46.82	$15,925	0.00%	0.10%	to	0.25%	-1.59%	to	-1.45%
December 31, 2020	326	$21.42	to	$47.51	$15,477	0.00%	0.10%	to	0.25%	34.85%	to	35.05%
December 31, 2019	322	$15.88	to	$35.18	$11,315	0.00%	0.10%	to	0.25%	9.95%	to	36.35%
December 31, 2018	303	$11.67	to	$25.80	$7,813	0.00%	0.10%	to	0.25%	-11.07%	to	-10.93%

	AST International Value Portfolio
December 31, 2022	7,064	$10.26	to	$10.99	$76,532	0.00%	0.00%	to	0.90%	-10.91%	to	-10.10%
December 31, 2021	6,331	$11.51	to	$12.23	$76,479	0.00%	0.00%	to	0.90%	-2.60%	to	7.64%
December 31, 2020	5,210	$10.79	to	$11.36	$58,573	0.00%	0.00%	to	0.90%	-1.49%	to	20.82%
December 31, 2019	4,180	$10.96	to	$11.43	$47,342	0.00%	0.00%	to	0.90%	6.85%	to	20.02%
December 31, 2018	3,927	$9.21	to	$9.52	$37,131	0.00%	0.00%	to	0.90%	-16.89%	to	-11.48%

	Calvert VP EAFE International Index Portfolio (Class F) (available August 20, 2018)
December 31, 2022	1,074	$10.88	to	$10.89	$11,693	3.91%	0.10%	to	0.25%	-14.96%	to	-14.83%
December 31, 2021	807	$12.79	to	$12.80	$10,326	2.03%	0.10%	to	0.25%	2.56%	to	10.55%
December 31, 2020	290	$11.57	to	$11.60	$3,359	4.29%	0.10%	to	0.25%	7.29%	to	7.45%
December 31, 2019	89	$10.76	to	$10.81	$961	3.72%	0.10%	to	0.25%	7.42%	to	20.70%
December 31, 2018	3	$8.95	to	$8.95	$30	0.00%	0.25%	to	0.25%	-10.99%	to	-10.99%

	Calvert VP NASDAQ 100 Index Portfolio (Class F) (available August 20, 2018)
December 31, 2022	2,593	$14.37	to	$14.78	$38,141	0.21%	0.10%	to	0.25%	-32.98%	to	-32.88%
December 31, 2021	1,846	$21.41	to	$22.06	$40,599	0.32%	0.10%	to	0.25%	17.12%	to	26.43%
December 31, 2020	928	$16.94	to	$17.47	$16,169	0.59%	0.10%	to	0.25%	47.49%	to	47.71%
December 31, 2019	228	$11.47	to	$11.85	$2,695	0.72%	0.10%	to	0.25%	14.66%	to	38.09%
December 31, 2018	3	$8.58	to	$8.58	$22	0.00%	0.25%	to	0.25%	-14.14%	to	-14.14%

	Calvert VP S&P MidCap 400 Index Portfolio (Class F) (available August 20, 2018)
December 31, 2022	1,959	$12.54	to	$12.82	$24,665	1.03%	0.10%	to	0.25%	-13.72%	to	-13.60%
December 31, 2021	1,406	$14.53	to	$14.83	$20,470	0.96%	0.10%	to	0.25%	5.51%	to	24.05%
December 31, 2020	727	$11.73	to	$11.96	$8,545	1.57%	0.10%	to	0.25%	12.81%	to	12.98%
December 31, 2019	227	$10.40	to	$10.58	$2,360	1.73%	0.10%	to	0.25%	6.02%	to	25.25%
December 31, 2018	10	$8.30	to	$8.30	$80	0.00%	0.25%	to	0.25%	-17.31%	to	-17.31%

	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2022	1,958	$8.68	to	$8.71	$17,026	0.00%	0.10%	to	0.25%	-12.41%	to	-12.28%
December 31, 2021	1,716	$9.91	to	$9.93	$17,018	0.00%	0.10%	to	0.25%	-1.71%	to	0.82%
December 31, 2020	1,345	$10.09	to	$10.09	$13,566	0.00%	0.10%	to	0.25%	0.87%	to	0.89%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A99

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Equity and Income Fund (Series I) (available April 30, 2021)
December 31, 2022	5	$9.68	to	$9.68	$49	1.79%	0.20%	to	0.20%	-7.69%	to	-7.69%
December 31, 2021	5	$10.49	to	$10.49	$52	1.85%	0.20%	to	0.20%	5.60%	to	5.60%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Core Fixed Income Portfolio (available Februrary 11, 2022)
December 31, 2022	11,986	$8.75	to	$8.82	$105,544	0.00%	0.00%	to	0.90%	-12.84%	to	-12.15%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2022 or for the periods indicated within. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.
(2)	Total return reflects the return had there been contract owners in the subaccount during the period.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees, which vary by contract, range from a maximum effective annual rate of up to 0.45% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

A100

Note 8:    Charges and Expenses (continued)

Charges deducted from premium payments range from 0% to 22.5%, except for VULP (2021) and SVULP (2021), where charges deducted from premium payments range from 0% to 37.5%. In addition, CVUL1 and CVUL2 contracts also deduct a $2 premium processing charge for each premium paid.

The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0.00001 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for VULP(1), SVULP(2), IVUL, and MPVULP, where the fees range from $0 to $56.72 per $1,000 of Basic Insurance Amount.

•The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•The Account charges monthly administrative fees that range from $3 to $30 per contract plus $0 to $10.50 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•The Account also charges up to $25 per change to the basic insurance amount, except for CVUL1 and CVUL2 where the charge is up to $15.

(1)    Includes the Base, 2014, 2015, 2018, and 2021 versions of the product.
(2)    Includes the Base, 2020, and 2021 versions of the product.

Expense Reimbursement
The Account is reimbursed for certain products by Pruco Life, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the PSF Stock Index Portfolio (Class I), 0.50% for the PSF PGIM Jennison Value Portfolio (Class I), 0.55% for the PSF Natural Resources Portfolio (Class I), and 0.65% for the PSF PGIM High Yield Bond Portfolio (Class I) of the average daily net assets of these portfolios. During the period ended December 31, 2022, there was an expense reimbursement.

Note 9: Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

A101

Note 9: Other (continued)

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A102

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Variable Universal Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Variable Universal Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Variable Universal Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	ProFund VP Bull (1)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	ProFund VP Utilities (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	AST Large-Cap Growth Portfolio (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	AST J.P. Morgan Tactical Preservation Portfolio (1)
PSF PGIM Jennison Value Portfolio (Class I) (1)	AST T. Rowe Price Large-Cap Value Portfolio (2)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	AST Small-Cap Value Portfolio (1)
PSF Natural Resources Portfolio (Class I) (1)	AST Mid-Cap Growth Portfolio (1)
PSF Stock Index Portfolio (Class I) (1)	AST Large-Cap Value Portfolio (1)
PSF Global Portfolio (Class I) (1)	AST Loomis Sayles Large-Cap Growth Portfolio (3)
PSF PGIM Government Income Portfolio (Class I) (1)	AST MFS Growth Portfolio (3)
PSF PGIM Jennison Growth Portfolio (Class I) (1)	AST Small-Cap Growth Portfolio (1)
PSF Small-Cap Stock Index Portfolio (Class I) (1)	AST BlackRock Low Duration Bond Portfolio (2)
T. Rowe Price International Stock Portfolio (1)	AST T. Rowe Price Natural Resources Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST MFS Global Equity Portfolio (1)
MFS® Growth Series (Initial Class) (1)	AST J.P. Morgan International Equity Portfolio (1)
American Century VP Value Fund (Class I) (1)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	American Century VP Mid Cap Value Fund (Class I) (1)
American Century VP Disciplined Core Value Fund (Class I) (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) (1)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares) (1)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares) (1)	MFS® Utilities Series (Initial Class) (1)
PSF Small-Cap Value Portfolio (Class I) (1)	AST BlackRock/Loomis Sayles Bond Portfolio (2)
PSF PGIM Jennison Focused Blend Portfolio (Class I) (1)	AST T. Rowe Price Asset Allocation Portfolio (1)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares) (1)	AST Wellington Management Hedged Equity Portfolio (1)
Invesco V.I. Technology Fund (Series I) (1)	AST Balanced Asset Allocation Portfolio (1)
Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	AST Preservation Asset Allocation Portfolio (1)
A103

Janus Henderson VIT Balanced Portfolio (Service Shares) (1)	AST Prudential Growth Allocation Portfolio (1)
Invesco V.I. Discovery Mid Cap Growth Fund (Series II) (1)	AST Advanced Strategies Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Moderate Multi-Asset Portfolio (5)
PSF Mid-Cap Growth Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
Janus Henderson VIT Overseas Portfolio (Service Shares) (1)	TOPS® Aggressive Growth ETF Portfolio (Class 2) (1)
PSF International Growth Portfolio (Class I) (1)	TOPS® Balanced ETF Portfolio (Class 2) (1)
M Large Cap Growth Fund (1)	TOPS® Conservative ETF Portfolio (Class 2) (1)
M Capital Appreciation Fund (1)	TOPS® Growth ETF Portfolio (Class 2) (1)
M International Equity Fund (1)	TOPS® Moderate Growth ETF Portfolio (Class 2) (1)
M Large Cap Value Fund (1)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2) (1)
ProFund VP Asia 30 (1)	TOPS® Managed Risk Growth ETF Portfolio (Class 2) (1)
ProFund VP Basic Materials (1)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)
ProFund VP Bear (1)	American Funds IS Growth Fund (Class 2) (1)
ProFund VP Biotechnology (1)	American Funds IS Growth-Income Fund (Class 2) (1)
ProFund VP UltraBull (1)	American Funds IS International Fund (Class 2) (1)
ProFund VP Consumer Services (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (1)
ProFund VP Oil & Gas (1)	Fidelity® VIP Mid Cap Portfolio (Service Class 2) (1)
ProFund VP Europe 30 (1)	Franklin Income VIP Fund (Class 2) (1)
ProFund VP Financials (1)	Franklin Mutual Shares VIP Fund (Class 2) (1)
ProFund VP Health Care (1)	Templeton Growth VIP Fund (Class 2) (1)
ProFund VP Japan (1)	Hartford Capital Appreciation HLS Fund (Class IB) (1)
ProFund VP Mid-Cap Growth (1)	Hartford Disciplined Equity HLS Fund (Class IB) (1)
ProFund VP Mid-Cap Value (1)	Hartford Dividend and Growth HLS Fund (Class IB) (1)
ProFund VP Government Money Market (1)	MFS® Total Return Bond Series (Initial Class) (1)
ProFund VP NASDAQ-100 (1)	MFS® Value Series (Initial Class) (1)
ProFund VP Pharmaceuticals (1)	Invesco V.I. Growth and Income Fund (Series I) (1)
ProFund VP Precious Metals (1)	Fidelity® VIP Index 500 Portfolio (Service Class 2) (1)
ProFund VP Real Estate (1)	American Funds IS Washington Mutual Investors Fund (Class 2) (1)
ProFund VP Short NASDAQ-100 (1)	AST Small-Cap Growth Opportunities Portfolio (4)
ProFund VP Small-Cap (1)	AST International Value Portfolio (1)
ProFund VP Small-Cap Growth (1)	Calvert VP EAFE International Index Portfolio (Class F) (1)
ProFund VP Technology (1)	Calvert VP NASDAQ 100 Index Portfolio (Class F) (1)
ProFund VP Telecommunications (1)	Calvert VP S&P MidCap 400 Index Portfolio (Class F) (1)
ProFund VP U.S. Government Plus (1)	AST Global Bond Portfolio (1)
ProFund VP UltraMid-Cap (1)	Invesco V.I. Equity and Income Fund (Series I) (6)
ProFund VP UltraNASDAQ-100 (1)	AST Core Fixed Income Portfolio (7)
ProFund VP UltraSmall-Cap (1)
(1) Statement of net assets as of December 31, 2022, statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021.
A104

(2) Statement of net assets as of February 11, 2022 (date of merger), statement of operations for the period January 1, 2022 to February 11, 2022 and statement of changes in net assets for the period January 1, 2022 to February 11, 2022 and for the year ended December 31, 2021.

(3) Statement of net assets as of June 10, 2022 (date of merger), statement of operations for the period January 1, 2022 to June 10, 2022 and statement of changes in net assets for the period January 1, 2022 to June 10, 2022 and for the year ended December 31, 2021.

(4) Statement of net assets as of September 9, 2022 (date of merger), statement of operations for the period January 1, 2022 to September 9, 2022 and statement of changes in net assets for the period January 1, 2022 to September 9, 2022 and for the year ended December 31, 2021.

(5) Statement of net assets as of December 2, 2022 (date of merger), statement of operations for the period January 1, 2022 to December 2, 2022 and statement of changes in net assets for the period January 1, 2022 to December 2, 2022 and for the year ended December 31, 2021.

(6) Statement of net assets as of December 31, 2022, statement of operations for the year ended December 31, 2022, and statement of changes in net assets for the year ended December 31, 2022 and for the period April 30, 2021 (commencement of operations) to December 31, 2021.

(7) Statement of net assets as of December 31, 2022, statement of operations and statement of changes in net assets for the period February 11, 2022 (commencement of operations) to December 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Variable Universal Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Variable Universal Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 4, 2023

We have served as the auditor of one or more of the subaccounts of Pruco Life Variable Universal Account since 1996.
A105

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2022, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2022.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 20, 2023

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2022 and 2021 (in thousands, except share amounts)

	December 31, 2022	December 31, 2021
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2022 – $4,769; 2021 – $4,149) (amortized cost: 2022 – $21,311,087; 2021 – $12,737,749)	$19,025,401	$13,278,166
Fixed maturities, trading, at fair value (amortized cost: 2022 – $2,682,022; 2021 – $3,319,660)	1,936,159	3,302,392
Equity securities, at fair value (cost: 2022 – $148,179; 2021 – $106,174)	143,072	111,267
Policy loans	505,367	1,327,485
Short-term investments	124,491	182,437
Commercial mortgage and other loans (net of $20,263 and $5,951 allowance for credit losses at December 31, 2022 and December 31, 2021, respectively)	4,928,680	2,832,560
Other invested assets (includes $116,110 and $348,004 of assets measured at fair value at December 31, 2022 and 2021, respectively)	1,088,613	1,209,925
Total investments	27,751,783	22,244,232
Cash and cash equivalents	2,397,627	918,931
Deferred policy acquisition costs	6,616,097	6,830,972
Accrued investment income	219,635	160,027
Reinsurance recoverables	34,561,825	38,598,767
Receivables from parent and affiliates	224,921	278,131
Deferred sales inducements	275,574	374,649
Income tax assets	1,873,740	1,316,879
Other assets	1,327,393	1,140,948
Separate account assets	114,051,246	149,797,828
TOTAL ASSETS	$189,299,841	$221,661,364
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$41,748,241	$35,361,795
Future policy benefits	23,204,533	27,927,029
Cash collateral for loaned securities	86,750	3,004
Short-term debt to affiliates	126,250	0
Long-term debt to affiliates	185,563	320,362
Payables to parent and affiliates	2,126,571	31,775
Other liabilities	3,407,156	2,264,477
Separate account liabilities	114,051,246	149,797,828
Total liabilities	184,936,310	215,706,270
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	6,037,914	6,042,491
Retained earnings / (accumulated deficit)	(95,583)	(437,332)
Accumulated other comprehensive income (loss)	(1,581,300)	347,435
Total equity	4,363,531	5,955,094
TOTAL LIABILITIES AND EQUITY	$189,299,841	$221,661,364

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2022, 2021, and 2020 (in thousands)

	2022	2021	2020
REVENUES
Premiums	$274,783	$203,676	$92,176
Policy charges and fee income	1,731,957	1,529,757	624,320
Net investment income	884,001	550,235	367,350
Asset administration fees	284,182	202,177	19,138
Other income (loss)	(661,860)	267,208	83,256
Realized investment gains (losses), net	1,041,435	(5,295,406)	(62,976)
TOTAL REVENUES	3,554,498	(2,542,353)	1,123,264
BENEFITS AND EXPENSES
Policyholders’ benefits	609,392	655,910	298,149
Interest credited to policyholders’ account balances	517,488	(114,585)	233,375
Amortization of deferred policy acquisition costs	857,385	342,118	140,562
General, administrative and other expenses	1,154,229	(523,925)	383,043
TOTAL BENEFITS AND EXPENSES	3,138,494	359,518	1,055,129
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	416,004	(2,901,871)	68,135
Income tax expense (benefit)	(882)	(691,439)	(130,248)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	416,886	(2,210,432)	198,383
Equity in earnings of operating joint venture, net of taxes	(75,137)	702	(1,686)
NET INCOME (LOSS)	$341,749	$(2,209,730)	$196,697
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(9,337)	(3,891)	599
Net unrealized investment gains (losses)	(2,430,238)	(247,176)	334,893
Total	(2,439,575)	(251,067)	335,492
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(510,840)	(52,374)	70,806
Other comprehensive income (loss), net of taxes	(1,928,735)	(198,693)	264,686
Comprehensive income (loss)	$(1,586,986)	$(2,408,423)	$461,383

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2022, 2021 and 2020 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2019	$2,500	$1,153,632	$1,577,453	$281,442	$3,015,027
Cumulative effect of adoption of accounting changes(1)			(1,752)		(1,752)
Contributed capital		575,000			575,000
Contributed (distributed) capital-parent/child asset transfers		(1,942)			(1,942)
Comprehensive income (loss):
Net income (loss)			196,697		196,697
Other comprehensive income (loss), net of tax				264,686	264,686
Total comprehensive income (loss)					461,383
Balance, December 31, 2020	2,500	1,726,690	1,772,398	546,128	4,047,716
Contributed capital		4,342,215			4,342,215
Contributed (distributed) capital-parent/child asset transfers		(26,414)			(26,414)
Comprehensive income (loss):
Net income (loss)			(2,209,730)		(2,209,730)
Other comprehensive income (loss), net of tax				(198,693)	(198,693)
Total comprehensive income (loss)					(2,408,423)
Balance, December 31, 2021	2,500	6,042,491	(437,332)	347,435	5,955,094
Contributed capital		17,861			17,861
Contributed (distributed) capital-parent/child asset transfers		(22,438)			(22,438)
Comprehensive income (loss):
Net income (loss)			341,749		341,749
Other comprehensive income (loss), net of tax				(1,928,735)	(1,928,735)
Total comprehensive income (loss)					(1,586,986)
Balance, December 31, 2022	$2,500	$6,037,914	$(95,583)	$(1,581,300)	$4,363,531
(1) Includes the impact from the adoption of Accounting Standards Update ("ASU") 2016-13. See Note 2.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2022, 2021 and 2020 (in thousands)

	2022	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$341,749	$(2,209,730)	$196,697
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	(78,754)	(21,763)	(81,850)
Interest credited to policyholders’ account balances	517,488	(114,585)	233,375
Realized investment (gains) losses, net	(1,041,435)	5,295,406	62,976
Change in:
Future policy benefits	2,407,887	2,080,967	2,658,195
Reinsurance recoverables	(1,181,692)	(1,304,306)	(2,440,532)
Accrued investment income	(58,762)	(66,414)	(4,165)
Net payables to/receivables from parent and affiliates	80,370	(16,904)	(145,743)
Deferred policy acquisition costs	(105,194)	(3,926,121)	(617,907)
Income taxes	(40,095)	(1,082,459)	(142,196)
Derivatives, net	(651,654)	(1,193,004)	10,969
Other, net(1)	1,635,056	1,674,972	(108,941)
Cash flows from (used in) operating activities	1,824,964	(883,941)	(379,122)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	1,688,079	1,251,269	385,245
Fixed maturities, trading	907,941	914,662	0
Equity securities	242,292	100,151	5,043
Policy loans	169,723	172,932	174,208
Ceded policy loans	(112,164)	(13,387)	(12,863)
Short-term investments	632,069	221,645	371,508
Commercial mortgage and other loans	196,672	280,103	123,124
Other invested assets	60,349	302,692	16,280
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(7,009,578)	(2,504,582)	(1,269,808)
Fixed maturities, trading	(425,267)	(117,247)	(13,418)
Equity securities	(281,684)	(98,122)	(99,871)
Policy loans	(144,764)	(122,297)	(137,133)
Ceded policy loans	71,402	12,161	20,053
Short-term investments	(558,161)	(317,593)	(421,495)
Commercial mortgage and other loans	(1,076,351)	(565,222)	(165,398)
Other invested assets	(166,345)	(148,842)	(74,231)
Notes receivable from parent and affiliates, net	771	(54,026)	905
Derivatives, net	(366,805)	(3,234)	(4,048)
Other, net	57,687	(10,392)	2,290
Cash flows from (used in) investing activities	(6,114,134)	(699,329)	(1,099,609)

	2022	2021	2020
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	9,996,128	5,690,619	4,775,163
Ceded policyholders’ account deposits	(1,216,195)	(1,149,254)	(3,479,973)
Policyholders’ account withdrawals	(3,727,579)	(3,927,948)	(3,291,806)
Ceded policyholders’ account withdrawals	638,392	326,680	2,709,182
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	83,762	287	(4,804)
Contributed capital	0	776,657	575,000
Contributed (distributed) capital - parent/child asset transfers	(11,478)	(6,148)	(2,458)
Net change in financing arrangements (maturities 90 days or less)	584	0	(2,845)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	323,839	0
Drafts outstanding	63,579	43,741	40,514
Other, net	(59,327)	(3,251)	24,538
Cash flows from (used in) financing activities	5,767,866	2,075,222	1,342,511
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,478,696	491,952	(136,220)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	918,931	426,979	563,199
CASH AND CASH EQUIVALENTS, END OF YEAR	$2,397,627	$918,931	$426,979
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$39,201	$391,015	$11,948
Interest paid	$7,863	$6,341	$2,783
(1) Prior periods have been reclassified to conform to the current period presentation.

Significant Non-Cash Transactions
"Cash flows from (used in) operating activities" for the year ended December 31, 2022 excludes certain non-cash activities in the amount of $525 million related to the Company entering into an affiliated reinsurance agreement with Lotus Reinsurance Company Ltd. ("Lotus Re") on January 1, 2022 and $4,656 million related to the indexed variable annuities novated to the Company in connection with the reinsurance agreement with Fortitude Life Insurance & Annuity Company (“FLIAC”). See Note 9 for more details regarding these transactions. The Company also received $18 million of non-cash assets from its parent, The Prudential Insurance Company of America. See Note 13 for additional information.

Cash Flows from Investing and Financing Activities for the year ended December 31, 2021 excludes certain non-cash activities related to the following transactions:

Effective July 1, 2021, Pruco Life Insurance Company recaptured the risks related to its business that had previously been reinsured to Prudential Annuities Life Assurance Corporation from April 1, 2016 through June 30, 2021. See Note 1 for additional information.

Effective December 1, 2021, the Pruco Life Insurance Company assumed certain variable and fixed annuities from Prudential Annuities Life Assurance Corporation, which resulted in $2.6 billion of investment transfers and $0.2 billion of dividend payment in securities. See Note 1 for additional information.

There were no significant non-cash transactions for the year ended December 31, 2020.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Prudential Financial Sale of PALAC

Effective April 1, 2022, Prudential Financial completed the sale of Prudential Annuities Life Assurance Corporation (“PALAC”) to Fortitude Group Holdings, LLC (“Fortitude”). As such, PALAC is no longer an affiliate of Prudential Financial or the Company. Fortitude subsequently renamed the company Fortitude Life Insurance & Annuity Company (“FLIAC”).

2021 Variable Annuities Recapture

Effective July 1, 2021, the Company recaptured the risks related to its variable annuity base contracts, along with the living benefit guarantees, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in PALAC, were transferred to the Company. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within the Company. This transaction is referred to as the "2021 Variable Annuities Recapture".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The financial statement impacts of this transaction are as follows:

Interim Consolidated Statement of Financial Position

Day 1 Impact of 2021 Variable Annuities Recapture	Impacts of Recapture
(in millions)
ASSETS
Total investments(1)(2)	$8,324
Cash and cash equivalents	414
Deferred policy acquisition costs	3,286
Accrued investment income	42
Reinsurance recoverables	(12,307)
Deferred sales inducements	388
Receivable from parent and affiliates	0
Income taxes receivable	765
Other assets	(84)
Separate account assets	0
TOTAL ASSETS	$828
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$0
Policyholders’ account balances	0
Cash collateral for loaned securities	0
Payables to parent and affiliates	(106)
Other liabilities	0
Separate account liabilities	0
Total liabilities	(106)
EQUITY
Common stock	0
Additional paid-in capital(3)	3,786
Retained earnings	(2,797)
Accumulated other comprehensive income	(55)
Total equity	934
TOTAL LIABILITIES AND EQUITY	$828
Significant non-cash transactions
(1) The increase in total investments includes non-cash activities of $8.3 billion related to the recapture transaction.
(2) The Company incurred a loss related to ceding commissions of $2 billion.
(3) The increase in Additional paid-in capital includes non-cash activities of $3.4 billion in invested assets related to capital contributions from Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Interim Consolidated Statement of Operations and Comprehensive Income (Loss)

Day 1 Impact of 2021 Variable Annuities Recapture	Impacts of Recapture
(in millions)
REVENUES
Other income (loss)	$(1)
Realized investment gains (losses), net	(4,953)
TOTAL REVENUES	(4,954)
BENEFITS AND EXPENSES
Policyholders’ benefits	257
Interest credited to policyholders’ account balances	(399)
General, administrative and other expenses	(1,272)
TOTAL BENEFITS AND EXPENSES	(1,414)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(3,540)
Income tax expense (benefit)	(743)
NET INCOME (LOSS)	$(2,797)

Affiliated Asset Transfers

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC/ Retained Earnings Increase/(Decrease)	Realized Investment Gain/(Loss), Net	Derivative Gain/(Loss)
				(in millions)
PALAC	July 1, 2021	Purchase	Derivatives, Fixed Maturities, Equity Securities, Commercial Mortgages and JV/LP Investments	$4,908	$4,908	$0	$0	$0
Prudential Insurance	July 1, 2021	Contributed Capital	Fixed Maturities	$3,420	$3,420	$3,420	$0	$0

As part of the recapture transaction, the Company received invested assets of $6.8 billion, net of $2 billion ceding commissions as consideration from PALAC, which is equivalent to the amount of statutory reserve credit taken as of June 30, 2021. The Company released a reinsurance recoverable of $12.3 billion.

The Company derecognized its ceded Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI") balances as of June 30, 2021. The company also recognized a net deferred reinsurance loss from the original transaction of $0.1 billion. As a result of the recapture transaction, the Company recognized a pre-tax loss of $3.5 billion immediately.

There was a $3.8 billion capital contribution from Prudential Insurance, which includes $3.4 billion in invested assets and $0.4 billion in cash.

Reinsurance Agreement with FLIAC

Effective December 1, 2021, the Company entered into a reinsurance agreement with FLIAC (previously named PALAC) under which the Company assumed all of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature from FLIAC. As a result, the Company recognized a deferred reinsurance loss of $238 million. As of December 31, 2021, the reinsurance recoverable from the reinsurance of indexed variable annuities was $7.2 billion, and the Policyholders' account balances resulting from the reinsurance of variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income benefit was $9.8 billion. See Note 9 for additional information regarding this reinsurance arrangement.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments; future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. The pandemic has adversely impacted, and may continue to adversely impact, the Company's results of operations, financial condition and cash flows. The risks have manifested, and may continue to manifest, in the Company's financial statements in the areas of, among others, (i) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in our insurance liabilities and certain related balances (e.g., DAC, etc.); and (ii) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on its businesses.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Out of Period Adjustments

During the three and six months ended June 30, 2022, the Company recorded out of period adjustments resulting in an aggregate net benefit of $32 million and $50 million, respectively, to “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” in 2022. These adjustments related to reserves for certain universal and variable life products and certain portions of variable life and annuities reinsurance activity, of which $48 million was recorded in the first quarter of 2022.

During the three months ended September 30, 2022, the Company recorded out of period adjustments resulting in an aggregate net charge of $68 million to “Income (loss) from operations before income taxes and equity in earnings of operating joint venture”. The adjustments were primarily related to the valuation of the embedded derivative associated with the indexed variable annuities reinsurance recoverable that should have been recorded in the second quarter of 2022 to "Realized investment gains (losses), net", with no net impact to the 2022 consolidated financial statements.

During the three months ended December 31, 2022, the Company recorded out of period adjustments resulting in an aggregate net benefit of $73 million to “Income (loss) from operations before income taxes and equity in earnings of operating joint venture”. The adjustments were primarily related to certain portions of fixed indexed annuities reinsurance activity that should have been recorded in the second quarter of 2022 to "Realized investment gains (losses), net", with no net impact to the 2022 consolidated financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The aggregate impact of out of period adjustments recorded in 2022 was a net benefit of $53 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture".

Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. However, the credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net."

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value ("Trading debt securities") includes debt securities that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. Realized and unrealized gains and losses for these investments are reported in “Other income (loss),” and interest income from these investments is reported in “Net investment income”.

Equity securities, at fair value consists of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of any current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and related ASUs, using a modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. Adoption of these ASUs requires an entity to estimate lifetime credit losses for certain financial assets carried at amortized cost and certain off-balance sheet exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of reported amounts. The most significant impact is from modifications made to the Company’s process for measuring credit losses for its commercial mortgage and other loans classified as held for investment. The impact of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.8 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: deferred policy acquisition costs; reinsurance recoverables; income taxes receivable; future policy benefits; policyholders' account balances; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs represent costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized and if the projected equity return is negative, the return is floored at 0%. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life and annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances result from: (i) the annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods; (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period; and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third party reinsurers, and are reported on the Consolidated Statements of Financial Position net of the CECL allowance. Reinsurance recoverables also include assumed modified coinsurance arrangements which generally reflect the value of the invested assets retained by the cedant and the associated asset returns. Modified coinsurance recoverables contain an embedded derivative (bifurcated and accounted for separately from the host contract) that is presented together with the derivative embedded in the modified coinsurance payables as one compound derivative. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Deferred sales inducements represents various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 9 for additional information regarding sales inducements.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Other assets consists primarily of deposit assets related to a reinsurance agreement entered into with a third-party reinsurer during 2021 using deposit accounting under U.S. GAAP, see Note 9 for additional information. Included in these deposit assets are amounts representing fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5. Also included are premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represents segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits represents liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity and universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily, and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consists primarily of reinsurance payables associated with reinsurance arrangements with affiliates that correspond to reinsurance receivables included above in “Reinsurance recoverables”. Also included is a funds withheld liability for assets retained under a reinsurance agreement that corresponds to the deposit assets above in "Other assets". For additional information about these arrangements see Note 9. Additionally other liabilities includes accrued expenses, technical overdrafts, deferred gain on reinsurance, and payables resulting from purchases of securities that had not yet settled at the balance sheet date. Other liabilities may also include derivative instruments for which fair values are determined as described below under “Derivative Financial Instruments”.

Separate account liabilities primarily represents the contractholders’ account balances in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issuance costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES, BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity and universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income (loss) includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, releases of Other Comprehensive Income and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within "Other invested assets", or as liabilities, within “Payables to parent and affiliates” or "Other liabilities".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. Effective July 1, 2021, the Company recaptured the risks related to its variable annuity base contracts, along with the living benefit guarantees, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Additionally, changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2022, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU issued but not yet adopted as of December 31, 2022 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018, and was amended by ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date, issued in October 2019, and ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application, issued in November 2020. The Company will adopt ASU 2018-12 effective January 1, 2023 using the modified retrospective transition method where permitted, and apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements.

The Company has an established governance framework to manage the implementation of the standard. The Company has substantially completed its implementation efforts including, but not limited to, implementing refinements to key accounting policy decisions, modifications to actuarial valuation models, updates to data sourcing capabilities, automation of key financial reporting and analytical processes and updates to internal control over financial reporting and disclosure.

ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. The Company expects the standard to have a significant financial impact on the Consolidated Financial Statements and will significantly increase disclosures. As of the January 1, 2021 transition date, the Company estimates that the implementation of the standard will result in approximately a $700 million decrease to $100 million increase to "Total equity", largely from remeasuring in force contract liabilities using upper-medium grade fixed income instrument yields as of the transition date and from other changes in reserves. As of September 30, 2022, the Company estimates that the transition date impacts will significantly reverse, primarily as a result of increases in market interest rates from the January 1, 2021 transition date to September 30, 2022. In addition to the impacts to the balance sheet, the Company also expects an impact to the pattern of earnings emergence following the transition date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Outlined below are four key areas of change, although there are other less significant policy changes not noted below.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in Accumulated other comprehensive income (loss) ("AOCI") or (2) a full retrospective transition method.
The Company will adopt this guidance effective January 1, 2023 using the modified retrospective transition method. As a result of the modified retrospective transition method, the Company expects the vast majority of the impact of updating cash flow assumptions as of the transition date to be reflected in the pattern of earnings in subsequent periods.

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	As noted above, the Company will adopt the guidance for the liability for future policy benefits effective January 1, 2023 using the modified retrospective transition method. The Company expects an impact to AOCI as a result of remeasuring in force contract liabilities using upper-medium grade fixed income instrument yields as of the adoption date. The adjustment will largely reflect the difference between discount rates locked-in at contract inception versus discount rates as of the adoption date.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.
The Company will adopt this guidance effective January 1, 2023 using the modified retrospective transition method. Under the modified retrospective transition method, the Company does not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits ("MRB")
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s non-performance risk ("NPR"), which is recognized in OCI.
An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.
The Company will adopt this guidance effective January 1, 2023 using the retrospective transition method. Upon adoption, the Company expects a decrease to "Retained earnings" and an offsetting increase to AOCI from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. There will be an impact to "Retained earnings" for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits on variable annuities).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2022-05, Financial Services – Insurance (Topic 944) Transition for Sold Contracts was issued on December 15, 2022, to amend the transition guidance in ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The amendment allows an insurance entity to make an accounting policy election to not apply ASU 2018-12 to contracts or legal entities sold or disposed of before the effective date, and in which the insurance entity has no significant continuing involvement with the derecognized contracts. An insurance entity is permitted to apply the policy election on a transaction by transaction basis to each sale or disposal transaction. An insurance entity is required to disclose whether it has chosen to apply this accounting policy election and provide a qualitative description of the sale or disposal transactions to which the accounting policy election is applied. The Company does not currently intend to apply this accounting policy election.

Other ASU issued but not yet adopted as of December 31, 2022

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2022-02, Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosure	This ASU eliminates the accounting guidance for TDR for creditors and adds enhanced disclosure requirements for certain loan refinancings and restructurings by creditors made to borrowers experiencing financial difficulty. Following adoption of the ASU, all loan refinancings and restructurings are subject to the modification guidance in ASC 310-20. This ASU also amends the guidance on the vintage disclosures to require disclosure of current-period gross write-offs by year of origination.
January 1, 2023 using the prospective method with an option to apply a modified retrospective transition method for the recognition and measurement of TDRs which will include a cumulative effect adjustment on the balance sheet in the period of adoption.
The Company does not expect the adoption of the ASU to have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$354,348	$300	$72,856	$0	$281,792
Obligations of U.S. states and their political subdivisions	654,884	4,275	30,959	0	628,200
Foreign government bonds	330,967	1,140	58,640	5	273,462
U.S. public corporate securities	7,414,790	21,299	992,145	0	6,443,944
U.S. private corporate securities	4,140,734	13,071	335,205	1,871	3,816,729
Foreign public corporate securities	1,539,172	2,455	163,384	21	1,378,222
Foreign private corporate securities	4,338,585	19,761	589,153	2,863	3,766,330
Asset-backed securities(1)	1,467,955	6,976	32,577	0	1,442,354
Commercial mortgage-backed securities	727,159	94	69,101	0	658,152
Residential mortgage-backed securities(2)	342,493	3,211	9,479	9	336,216
Total fixed maturities, available-for-sale	$21,311,087	$72,582	$2,353,499	$4,769	$19,025,401
(1)    Includes credit-tranched securities collateralized by loan obligations, education loans, auto loans and home equity.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$303,040	$31,011	$111	$0	$333,940
Obligations of U.S. states and their political subdivisions	584,244	46,978	701	0	630,521
Foreign government bonds	324,454	29,299	3,271	11	350,471
U.S. public corporate securities	4,794,878	366,764	29,770	0	5,131,872
U.S. private corporate securities	1,964,767	59,037	16,880	2,049	2,004,875
Foreign public corporate securities	906,031	34,234	10,363	0	929,902
Foreign private corporate securities	2,741,449	62,932	48,381	2,089	2,753,911
Asset-backed securities(1)	547,549	860	1,099	0	547,310
Commercial mortgage-backed securities	552,653	25,928	3,397	0	575,184
Residential mortgage-backed securities(2)	18,684	1,501	5	0	20,180
Total fixed maturities, available-for-sale	$12,737,749	$658,544	$113,978	$4,149	$13,278,166

(1)    Includes credit-tranched securities collateralized by loan obligations, education loans, auto loans and other asset types.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2022
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$212,991	$46,928	$62,630	$25,928	$275,621	$72,856
Obligations of U.S. states and their political subdivisions	307,734	16,851	61,915	14,108	369,649	30,959
Foreign government bonds	139,577	19,435	111,371	39,205	250,948	58,640
U.S. public corporate securities	3,873,275	389,937	1,979,725	602,208	5,853,000	992,145
U.S. private corporate securities	2,506,932	157,853	948,686	177,352	3,455,618	335,205
Foreign public corporate securities	548,083	40,508	596,437	122,856	1,144,520	163,364
Foreign private corporate securities	1,772,413	199,124	1,479,608	390,029	3,252,021	589,153
Asset-backed securities	625,710	15,146	289,581	17,431	915,291	32,577
Commercial mortgage-backed securities	459,186	30,408	176,349	38,693	635,535	69,101
Residential mortgage-backed securities	129,721	9,220	1,294	259	131,015	9,479
Total fixed maturities, available-for-sale	$10,575,622	$925,410	$5,707,596	$1,428,069	$16,283,218	$2,353,479

	December 31, 2021
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$2,119	$111	$2,119	$111
Obligations of U.S. states and their political subdivisions	104,621	701	0	0	104,621	701
Foreign government bonds	59,550	2,826	6,473	371	66,023	3,197
U.S. public corporate securities	1,681,201	23,160	180,249	6,610	1,861,450	29,770
U.S. private corporate securities	972,796	14,036	16,409	2,844	989,205	16,880
Foreign public corporate securities	532,445	8,255	29,718	2,108	562,163	10,363
Foreign private corporate securities	1,253,739	42,392	57,637	5,616	1,311,376	48,008
Asset-backed securities	288,971	1,099	0	0	288,971	1,099
Commercial mortgage-backed securities	157,355	1,622	40,689	1,775	198,044	3,397
Residential mortgage-backed securities	1,393	5	0	0	1,393	5
Total fixed maturities, available-for-sale	$5,052,071	$94,096	$333,294	$19,435	$5,385,365	$113,531

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2022 and 2021, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $2,164.1 million and $95.1 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $189.4 million and $18.4 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2022, the $1,428.1 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and utility sectors. As of December 31, 2021, the $19.4 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the utility, finance and consumer non-cyclical sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2022. This conclusion was based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2022, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2022
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$357,166	$347,772
Due after one year through five years	4,981,177	4,654,387
Due after five years through ten years	6,798,927	6,120,970
Due after ten years	6,636,210	5,465,550
Asset-backed securities	1,467,955	1,442,354
Commercial mortgage-backed securities	727,159	658,152
Residential mortgage-backed securities	342,493	336,216
Total fixed maturities, available-for-sale	$21,311,087	$19,025,401
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$1,117,293	$790,331	$81,766
Proceeds from maturities/prepayments	624,640	465,347	305,859
Gross investment gains from sales and maturities	5,647	14,972	1,293
Gross investment losses from sales and maturities	(58,432)	(16,674)	(1,878)
Write-downs recognized in earnings(2)	(20,600)	(2)	(4,312)
(Addition to) release of allowance for credit losses	(620)	(1,810)	(2,339)

(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $(53.9) million, $(4.4) million and $(2.4) million for the years ended December 31, 2022, 2021 and 2020, respectively.
(2)Amounts represent write-downs of credit adverse securities and securities actively marketed for sale. In addition, for the year ended December 31, 2020, amount also includes write-downs on securities approaching maturities related to foreign exchange movements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the activity in the allowance for credit losses for fixed maturity securities, as of the dates indicated:

	Year Ended December 31, 2022
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$11	$4,138	$0	$0	$0	$4,149
Additions to allowance for credit losses not previously recorded	0	329	12,700	0	0	7	13,036
Reductions for securities sold during the period	0	(96)	(1,702)	0	0	0	(1,798)
Reductions for securities with intent to sell	0	(324)	(16,666)	0	0	0	(16,990)
Additions (reductions) on securities with previous allowance	0	85	6,285	0	0	2	6,372
Balance, end of period	$0	$5	$4,755	$0	$0	$9	$4,769

	Year Ended December 31, 2021
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$2,339	$0	$0	$0	$2,339
Additions to allowance for credit losses not previously recorded	0	11	2,664	0	0	0	2,675
Reductions for securities sold during the period	0	0	(28)	0	0	0	(28)
Additions (reductions) on securities with previous allowance	0	0	(837)	0	0	0	(837)
Balance, end of period	$0	$11	$4,138	$0	$0	$0	$4,149

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	5,672	0	0	0	5,672
Reductions for securities sold during the period	0	0	(3,147)	0	0	0	(3,147)
Additions (reductions) on securities with previous allowance	0	0	(186)	0	0	0	(186)
Balance, end of period	$0	$0	$2,339	$0	$0	$0	$2,339

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.

For the year ended December 31, 2022, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to net additions in the capital goods and utility sectors within private corporate securities due to adverse projected cash flows, partially offset by a net release on restructured private corporate securities within the communications and transportation sectors.
For the year ended December 31, 2021, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on securities in the transportation and communications sectors within private corporate securities.
The Company did not have any fixed maturity securities purchased with credit deterioration, as of both December 31, 2022 and 2021.
Fixed Maturities, Trading
The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within “Other income (loss),” was $(728.6) million, $156.1 million and $9.1 million during the years ended December 31, 2022, 2021 and 2020, respectively.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss),” was $(10.2) million, $2.1 million and $(1.2) million during the years ended December 31, 2022, 2021 and 2020, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2022		December 31, 2021
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$1,289,026	26.0%	$748,414	26.4%
Hospitality	104,177	2.1	48,141	1.7
Industrial	1,766,247	35.8	916,398	32.2
Office	590,897	11.9	445,055	15.7
Other	380,121	7.7	252,590	8.9
Retail	351,457	7.1	255,577	9.0
Total commercial mortgage loans	4,481,925	90.6	2,666,175	93.9
Agricultural property loans	467,018	9.4	172,336	6.1
Total commercial mortgage and agricultural property loans	4,948,943	100.0%	2,838,511	100.0%
Allowance for credit losses	(20,263)		(5,951)
Total net commercial mortgage and agricultural property loans	$4,928,680		$2,832,560

As of December 31, 2022, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States with the largest concentrations in California (28%), Texas (13%) and New York (6%) and included loans secured by properties in Europe (10%), Mexico (2%) and Australia (1%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2019	$1,743	$25	$1,768
Cumulative effect of adoption of ASU 2016-13	2,495	(8)	2,487
Addition to (release of) allowance for expected losses	308	(11)	297
Balance at December 31, 2020	4,546	6	4,552
Addition to (release of) allowance for expected losses	1,301	98	1,399
Balance at December 31, 2021	5,847	104	5,951
Addition to (release of) allowance for expected losses	13,818	494	14,312
Balance at December 31, 2022	$19,665	$598	$20,263

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2022, the net increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to loan originations and declining market conditions, partially offset by loan repayments and payoffs.

For the year ended December 31, 2021, the net increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to portfolio growth, partially offset by the improving credit environment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2022
	Amortized Cost by Origination Year
	2022	2021	2020	2019	2018	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$266,453	$262,095	$63,558	$222,638	$201,087	$894,646	$1,910,477
60%-69.99%	344,110	681,996	243,800	219,593	61,757	305,175	1,856,431
70%-79.99%	166,629	304,386	47,388	66,148	2,409	53,336	640,296
80% or greater	0	0	0	3,249	0	71,472	74,721
Total	$777,192	$1,248,477	$354,746	$511,628	$265,253	$1,324,629	$4,481,925
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$744,301	$1,248,477	$243,325	$452,626	$258,617	$1,203,807	$4,151,153
1.0 - 1.2x	32,891	0	83,655	26,558	6,636	45,742	195,482
Less than 1.0x	0	0	27,766	32,444	0	75,080	135,290
Total	$777,192	$1,248,477	$354,746	$511,628	$265,253	$1,324,629	$4,481,925
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$208,708	$133,126	$25,894	$16,053	$6,327	$20,700	$410,808
60%-69.99%	56,210	0	0	0	0	0	56,210
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$264,918	$133,126	$25,894	$16,053	$6,327	$20,700	$467,018
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$262,918	$133,126	$25,894	$16,053	$6,327	$20,700	$465,018
1.0 - 1.2x	2,000	0	0	0	0	0	2,000
Less than 1.0x	0	0	0	0	0	0	0
Total	$264,918	$133,126	$25,894	$16,053	$6,327	$20,700	$467,018

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2021
	Amortized Cost by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$47,161	$0	$179,682	$76,656	$126,934	$553,022	$983,455
60%-69.99%	307,999	225,330	289,322	170,444	126,159	116,654	1,235,908
70%-79.99%	163,451	86,083	75,185	13,728	55,032	51,203	444,682
80% or greater	0	0	0	0	958	1,172	2,130
Total	$518,611	$311,413	$544,189	$260,828	$309,083	$722,051	$2,666,175
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$501,456	$195,164	$481,289	$253,938	$289,443	$638,092	$2,359,382
1.0 - 1.2x	17,155	109,862	39,577	6,890	7,100	39,213	219,797
Less than 1.0x	0	6,387	23,323	0	12,540	44,746	86,996
Total	$518,611	$311,413	$544,189	$260,828	$309,083	$722,051	$2,666,175
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$98,579	$26,581	$16,226	$6,463	$8,372	$16,115	$172,336
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$98,579	$26,581	$16,226	$6,463	$8,372	$16,115	$172,336
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$98,579	$26,581	$16,226	$6,463	$8,372	$15,300	$171,521
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	815	815
Total	$98,579	$26,581	$16,226	$6,463	$8,372	$16,115	$172,336

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2022
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$4,481,925	$0	$0	$0	$4,481,925	$0
Agricultural property loans	465,689	0	1,329	0	467,018	0
Total	$4,947,614	$0	$1,329	$0	$4,948,943	$0

(1)As of December 31, 2022, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2021
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$2,666,175	$0	$0	$0	$2,666,175	$0
Agricultural property loans	172,336	0	0	0	172,336	0
Total	$2,838,511	$0	$0	$0	$2,838,511	$0

(1)As of December 31, 2021, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the years ended December 31, 2022 and 2021, there were $27.6 million and $1,344.3 million, respectively, of commercial mortgage loans acquired, other than those through direct origination. For the years ended December 31, 2022 and 2021, there were $24.8 million and $68.8 million of commercial mortgage and other loans sold, respectively.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of both December 31, 2022 and 2021.
Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2022	2021
	(in thousands)
Company's investment in separate accounts(1)	$510	$53,694
LPs/LLCs:
Equity method:
Private equity	287,969	286,141
Hedge funds	576,595	432,749
Real estate-related	107,429	89,337
Subtotal equity method	971,993	808,227
Fair value:
Private equity	59,146	69,137
Hedge funds	396	481
Real estate-related	9,457	9,861
Subtotal fair value	68,999	79,479
Total LPs/LLCs	1,040,992	887,706
Derivative instruments	47,111	268,525
Total other invested assets	$1,088,613	$1,209,925

(1)Assets consist of investments in separate account funds. The largest fund was liquidated during 2022.

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31,
	2022	2021
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$67,721,613	$72,416,906
Total liabilities(2)	$12,174,133	$12,120,390
Partners’ capital	55,547,480	60,296,516
Total liabilities and partners’ capital	$67,721,613	$72,416,906
Total liabilities and partners’ capital included above	$815,783	$746,870
Equity in LP/LLC interests not included above	214,442	201,541
Carrying value	$1,030,225	$948,411

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$11,062,060	$11,031,051	$565,409
Total expenses(2)	(1,655,673)	(2,044,942)	(201,644)
Net earnings (losses)	$9,406,387	$8,986,109	$363,765
Equity in net earnings (losses) included above	$(36,513)	$62,173	$8,644
Equity in net earnings (losses) of LP/LLC interests not included above	7,320	28,765	25,859
Total equity in net earnings (losses)	$(29,193)	$90,938	$34,503

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31,
	2022	2021
	(in thousands)
Fixed maturities	$187,628	$117,216
Equity securities	349	2
Commercial mortgage and other loans	13,335	7,025
Policy loans	14,525	35,153
Other invested assets	48	254
Short-term investments and cash equivalents	3,750	377
Total accrued investment income	$219,635	$160,027

There were $0.0 million and $0.1 million of write-downs on accrued investment income for the years ended December 31, 2022 and 2021.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
Fixed maturities, available-for-sale	$589,248	$299,607	$224,262
Fixed maturities, trading	55,790	38,778	1,768
Equity securities	8,226	530	410
Commercial mortgage and other loans	119,358	63,548	50,534
Policy loans	21,189	69,602	70,363
Other invested assets	101,289	104,375	36,684
Short-term investments and cash equivalents	44,182	712	3,219
Gross investment income	939,282	577,152	387,240
Less: investment expenses	(55,281)	(26,917)	(19,890)
Net investment income	$884,001	$550,235	$367,350

The carrying value of non-income producing assets included $13.2 million in available-for-sale fixed maturities and less than $1 million in fixed maturities trading as of December 31, 2022. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2022.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
Fixed maturities(1)	$(74,005)	$(3,514)	$(7,236)
Commercial mortgage and other loans	(18,201)	1,535	(226)
Other invested assets	(78,671)	(2,737)	(287)
Derivatives(2)	1,212,366	(5,291,043)	(55,003)
Short-term investments and cash equivalents	(54)	353	(224)
Realized investment gains (losses), net	$1,041,435	$(5,295,406)	$(62,976)

(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
(2)Includes the impact of the 2021 Variable Annuities Recapture. See Note 1 for additional information.
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2022	2021	2020
	(in thousands)
Fixed maturity securities, available-for-sale with an allowance	$4,371	$3,685	$0
Fixed maturity securities, available-for-sale without an allowance	(2,285,288)	540,881	857,599
Derivatives designated as cash flow hedges(1)	138,627	39,896	(8,112)
Affiliated notes	(13,189)	73	4,024
Other investments(2)	(274)	1,854	(4,162)
Net unrealized gains (losses) on investments	$(2,155,753)	$586,389	$849,349

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)For more information on cash flow hedges, see Note 4.
(2)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2022 and 2021, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2022			December 31, 2021
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
Foreign government bonds	$506	$0	$506	$0	$0	$0
U.S. public corporate securities	7,903	0	7,903	3,004	0	3,004
Foreign public corporate securities	12,873	0	12,873	0	0	0
Equity securities	65,468	0	65,468	0	0	0
Total cash collateral for loaned securities(1)	$86,750	$0	$86,750	$3,004	$0	$3,004

(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2022	2021
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$20,553	$2,871
Equity securities	63,895	0
Total securities pledged	$84,448	$2,871
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$86,750	$3,004
Total liabilities supported by the pledged collateral	$86,750	$3,004
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2022 and 2021, there were $290 million and $0 million of collateral that could be sold or repledged.
As of December 31, 2022 and 2021, there were available-for-sale fixed maturities of $3.9 million and $4.1 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate ("LIBOR") plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities, indexed annuities, and index-linked universal life) which may include features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements with PALAC and Prudential Insurance. The reinsurance agreement with PALAC was recaptured on July 1, 2021. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton") effective April 1, 2015. See Note 9 for additional information on the reinsurance agreements.
Effective December 1, 2021, the Company entered into a reinsurance arrangement with FLIAC (previously named PALAC), which includes features that are accounted for as embedded derivatives. See Note 9 for additional information on the reinsurance arrangement.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account of the netting effects of master netting agreements and cash collateral.

	December 31, 2022			December 31, 2021
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,225	$0	$(316)	$3,344	$55	$0
Foreign Currency Swaps	1,933,343	233,812	(10,462)	886,552	37,259	(6,900)
Total Derivatives Designated as Hedge Accounting Instruments	$1,936,568	$233,812	$(10,778)	$889,896	$37,314	$(6,900)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$138,419,110	$6,757,890	$(17,092,749)	$130,358,860	$5,698,740	$(10,348,130)
Interest Rate Futures	2,425,500	3,267	(201)	4,109,300	2,876	(2,709)
Interest Rate Swaptions	8,368,000	123,168	(225,125)	9,883,000	280,323	(173,863)
Interest Rate Forwards	1,104,000	11,265	(12,359)	195,000	3,760	(991)
Foreign Currency
Foreign Currency Forwards	364,946	590	(10,423)	119,653	842	(1,063)
Credit
Credit Default Swaps	47,450	346	0	306,900	24,789	0
Currency/Interest Rate
Foreign Currency Swaps	2,289,170	194,412	(14,624)	2,139,523	68,477	(23,251)
Equity
Total Return Swaps	15,958,130	120,341	(175,104)	15,129,666	66,627	(475,209)
Equity Options	25,187,516	239,003	(1,112,196)	19,461,881	902,050	(1,535,272)
Futures	876,790	956	(513)	5,015,002	736	(6,595)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$195,040,612	$7,451,238	$(18,643,294)	$186,718,785	$7,049,220	$(12,567,083)
Total Derivatives(1)(2)	$196,977,180	$7,685,050	$(18,654,072)	$187,608,681	$7,086,534	$(12,573,983)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $4,541 million and $9,048 million as of December 31, 2022 and 2021, respectively included in "Future policy benefits" and $3,502 million and $3,246 million as of December 31, 2022 and 2021, respectively included in "Policyholders' account balances". Other assets included $141 million and $73 million as of December 31, 2022 and 2021, respectively. Other liabilities included $10 million and $13 million as of December 31, 2022 and 2021, respectively. The fair value of the related reinsurance, included in "Reinsurance recoverables" and/or "Reinsurance payables" was an asset of $431 million and $931 million as of December 31, 2022 and 2021, respectively.
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2022
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$7,685,050	$(7,637,939)	$47,111	$0	$47,111
Securities purchased under agreements to resell	290,000	0	290,000	(290,000)	0
Total Assets	$7,975,050	$(7,637,939)	$337,111	$(290,000)	$47,111
Offsetting of Financial Liabilities:
Derivatives	$18,654,072	$(16,568,912)	$2,085,160	$(2,085,160)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$18,654,072	$(16,568,912)	$2,085,160	$(2,085,160)	$0

	December 31, 2021
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$7,086,534	$(6,818,009)	$268,525	$0	$268,525
Securities purchased under agreements to resell	185,000	0	185,000	(185,000)	0
Total Assets	$7,271,534	$(6,818,009)	$453,525	$(185,000)	$268,525
Offsetting of Financial Liabilities:
Derivatives	$12,573,983	$(12,568,082)	$5,901	$(5,901)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$12,573,983	$(12,568,082)	$5,901	$(5,901)	$0

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, or equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2022
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$1	$(8)	$0	$(312)
Currency/Interest Rate	7,636	36,734	34,070	99,043
Total cash flow hedges	7,637	36,726	34,070	98,731
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(4,568,107)	0	0	0
Currency	18,952	0	0	0
Currency/Interest Rate	107,388	0	557	0
Credit	(15,904)	0	0	0
Equity	1,090,215	0	0	0
Embedded Derivatives	4,572,185	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	1,204,729	0	557	0
Total	$1,212,366	$36,726	$34,627	$98,731

	Year Ended December 31, 2021
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$2	$47	$0	$(161)
Currency/Interest Rate	1,357	15,983	11,119	48,169
Total cash flow hedges	1,359	16,030	11,119	48,008
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(20,596)	0	0	0
Currency	2,006	0	0	0
Currency/Interest Rate	44,350	0	79	0
Credit	2,892	0	0	0
Equity	(944,765)	0	0	0
Embedded Derivatives(1)	(4,376,289)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(5,292,402)	0	79	0
Total	$(5,291,043)	$16,030	$11,198	$48,008

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$(44)	$21	$0	$284
Currency/Interest Rate	(314)	10,660	(10,161)	(34,522)
Total cash flow hedges	(358)	10,681	(10,161)	(34,238)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	17,000	0	0	0
Currency	(2,560)	0	0	0
Currency/Interest Rate	(4,130)	0	(109)	0
Credit	(284)	0	0	0
Equity	37,480	0	0	0
Embedded Derivatives	(102,151)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(54,645)	0	(109)	0
Total	$(55,003)	$10,681	$(10,270)	$(34,238)

(1)Includes the impact from 2021 Variable Annuities Recapture, see Note 1 for further details.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2019	$26,126
Amount recorded in AOCI
Interest Rate	261
Currency/Interest Rate	(34,337)
Total amount recorded in AOCI	(34,076)
Amount reclassified from AOCI to income
Interest Rate	23
Currency/Interest Rate	(185)
Total amount reclassified from AOCI to income	(162)
Balance, December 31, 2020	$(8,112)
Amount recorded in AOCI
Interest Rate	(112)
Currency/Interest Rate	76,628
Total amount recorded in AOCI	76,516
Amount reclassified from AOCI to income
Interest Rate	(49)
Currency/Interest Rate	(28,459)
Total amount reclassified from AOCI to income	(28,508)
Balance, December 31, 2021	$39,896
Amount recorded in AOCI
Interest Rate	(319)
Currency/Interest Rate	177,483
Total amount recorded in AOCI	177,164
Amount reclassified from AOCI to income
Interest Rate	7
Currency/Interest Rate	(78,440)
Total amount reclassified from AOCI to income	(78,433)
Balance, December 31, 2022	$138,627

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2022 values, it is estimated that a pre-tax gain of $20 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2023.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
Credit Derivatives, where the Company has written credit protection on certain index references, have outstanding notional amounts of $47 million and $157 million as of December 31, 2022 and December 31, 2021, respectively. These credit derivatives are reported at fair value as an asset of $0 million and $11 million as of December 31, 2022 and December 31, 2021, respectively. As of December 31, 2022 the notional amount of these credit derivatives had $47 million in NAIC 6.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $150 million as of December 31, 2022 and 2021, respectively. These credit derivatives are reported at fair value as an asset of $0 million and $14 million as of December 31, 2022 and 2021, respectively.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with regulated derivatives exchanges for exchange traded derivatives and its affiliate, Prudential Global Funding LLC (“PGF”), related to its over-the-counter ("OTC") derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities, derivative contracts that trade on an active exchange market, separate account assets and other liabilities.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, short-term investments and certain OTC derivatives and embedded derivatives resulting from reinsurance.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2022
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$281,792	$0	$	$281,792
Obligations of U.S. states and their political subdivisions	0	628,200	0		628,200
Foreign government bonds	0	272,738	724		273,462
U.S. corporate public securities	0	6,443,944	0		6,443,944
U.S. corporate private securities	0	3,573,269	243,460		3,816,729
Foreign corporate public securities	0	1,371,354	6,868		1,378,222
Foreign corporate private securities	0	3,509,162	257,168		3,766,330
Asset-backed securities(2)	0	1,421,852	20,502		1,442,354
Commercial mortgage-backed securities	0	573,930	84,222		658,152
Residential mortgage-backed securities	0	336,216	0		336,216
Subtotal	0	18,412,457	612,944		19,025,401
Fixed maturities, trading	0	1,936,159	0		1,936,159
Equity securities	108,076	6,403	28,593		143,072
Short-term investments	0	81,215	16,945		98,160
Cash equivalents	0	1,432,182	0		1,432,182
Other invested assets(3)	4,223	7,680,827	0	(7,637,939)	47,111
Other assets	0	0	141,041		141,041
Reinsurance recoverables	0	0	430,911		430,911
Receivables from parent and affiliates	0	148,075	0		148,075
Subtotal excluding separate account assets	112,299	29,697,318	1,230,434	(7,637,939)	23,402,112
Separate account assets(4)(5)	102,243	108,682,425	4,645		108,789,313
Total assets	$214,542	$138,379,743	$1,235,079	$(7,637,939)	$132,191,425
Future policy benefits(6)	$0	$0	$4,540,747	$	$4,540,747
Policyholders' account balances	0	0	3,502,096		3,502,096
Payables to parent and affiliates	0	18,653,159	0	(16,568,242)	2,084,917
Other liabilities	899	(9,496)	0	(670)	(9,267)
Total liabilities	$899	$18,643,663	$8,042,843	$(16,568,912)	$10,118,493

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2021
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$333,940	$0	$	$333,940
Obligations of U.S. states and their political subdivisions	0	630,521	0		630,521
Foreign government bonds	0	350,321	150		350,471
U.S. corporate public securities	0	5,131,872	0		5,131,872
U.S. corporate private securities	0	1,873,370	131,505		2,004,875
Foreign corporate public securities	0	921,008	8,894		929,902
Foreign corporate private securities	0	2,508,676	245,235		2,753,911
Asset-backed securities(2)	0	484,861	62,449		547,310
Commercial mortgage-backed securities	0	463,689	111,495		575,184
Residential mortgage-backed securities	0	20,180	0		20,180
Subtotal	0	12,718,438	559,728		13,278,166
Fixed maturities, trading	0	3,302,392	0		3,302,392
Equity securities	58,160	40,635	12,472		111,267
Short-term investments	9,997	135,440	0		145,437
Cash equivalents	13,999	422,633	0		436,632
Other invested assets(3)	246,097	6,840,437	0	(6,818,009)	268,525
Other assets	0	0	72,937		72,937
Reinsurance recoverables	0	0	931,207		931,207
Receivables from parent and affiliates	0	162,045	0		162,045
Subtotal excluding separate account assets	328,253	23,622,020	1,576,344	(6,818,009)	18,708,608
Separate account assets(4)(5)	52,100	144,059,558	0		144,111,658
Total assets	$380,353	$167,681,578	$1,576,344	$(6,818,009)	$162,820,266
Future policy benefits(6)	$0	$0	$9,047,956	$	$9,047,956
Policyholders' account balances	0	0	3,245,773		3,245,773
Payables to parent and affiliates	0	12,563,253	0	(12,563,253)	0
Other liabilities	10,730	12,624	0	(4,829)	18,525
Total liabilities	$10,730	$12,575,877	$12,293,729	$(12,568,082)	$12,312,254

(1)“Netting” amounts represent cash collateral of $(8,931) million and $(5,750) million as of December 31, 2022 and 2021, respectively.
(2)Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2022 and 2021, the fair values of such investments were $69 million and $79 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.
(5)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2022 and 2021, the fair value of such investments was $5,262 million and $5,686 million, respectively.
(6)As of December 31, 2022, the net embedded derivative liability position of $4,541 million includes $801 million of embedded derivatives in an asset position and $5,342 million of embedded derivatives in a liability position. As of December 31, 2021, the net embedded derivative liability position of $9,048 million includes $610 million of embedded derivatives in an asset position and $9,658 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2022 and 2021, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates” or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Other assets consists primarily of deposit assets related to reinsurance agreements using deposit accounting under U.S. GAAP, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. The methods and assumptions used to estimate the fair value are consistent with those described below in “Policyholders' account balances”.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption was based on the SOFR swap curve, as of December 31, 2022, and the LIBOR swap curve as of December 31, 2021, and adjusted for an additional spread to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life and certain annuity products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information regarding significant internally-priced Level 3 assets and liabilities.

	December 31, 2022
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$408,494	Discounted cash flow	Discount rate		9.77%		20%	16.53%		Decrease
		Market Comparables	EBITDA multiples(3)	2.2	X	23.5	X	8.1	X	Increase
Reinsurance recoverables	$430,911	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$4,540,747	Discounted cash flow	Lapse rate(6)		1%		20%			Decrease
			Spread over SOFR(7)		0.50%		2.20%			Decrease
			Utilization rate(8)		38%		95%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		18%		26%			Increase
Policyholders' account balances(5)	$3,502,096	Discounted cash flow	Lapse rate(6)		1%		80%			Decrease
			Spread over SOFR(7)		0.17%		1.93%			Decrease
			Mortality rate(10)		0%		23%			Decrease
			Equity volatility curve		6%		30%			Increase
			Option Budget(11)		(2)%		6%			Decrease

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2021
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$312,139	Discounted cash flow	Discount rate	1.65%	20%	4.57%	Decrease
		Market Comparables	EBITDA multiples(3)	4.9 X	19.2 X	9.0 X	Increase
		Liquidation	Liquidation Value	62.58%	62.58%	62.58%	Increase
Reinsurance recoverables	$931,207	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$9,047,956	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.03%	1.13%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	16%	25%		Increase
Policyholders' account balances(5)	$3,245,773	Discounted cash flow	Lapse rate(6)	1%	42%		Decrease
			Spread over LIBOR(7)	0.03%	1.13%		Decrease
			Mortality rate(10)	0%	23%		Decrease
			Equity volatility curve	6%	31%		Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities, available-for-sale and fixed maturities trading.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life and annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the SOFR swap curve and the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (SOFR or LIBOR, as applicable) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees as of December 31, 2022 and 2021, respectively. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2022 and 2021, the minimum withdrawal rate assumption is 77% and 76%, respectively. As of December 31, 2022 and 2021, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
(11)Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2022
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Foreign government	150	73	501	0	0	0	0	0	0	724	69
Corporate securities(4)	385,634	(47,296)	323,603	(62,827)	0	(102,377)	106,408	10,475	(106,124)	507,496	(45,235)
Structured securities(5)	173,944	(26,318)	81,576	0	0	(1,993)	0	0	(122,485)	104,724	(28,489)
Other assets:
Fixed maturities, trading	0	0	0	0	0	0	0	0	0	0	0
Equity securities	12,472	(3,310)	10,000	(230)	0	0	9,661	0	0	28,593	(3,872)
Short-term investments	0	114	18,046	0	0	(8,560)	7,290	55	0	16,945	73
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Other assets	72,937	44,096	49,677	0	0	(3,855)	(21,814)	0	0	141,041	47,951
Reinsurance recoverables	931,207	(635,649)	135,353	0	0	0	0	0	0	430,911	(607,225)
Separate account assets	0	(70)	7,715	(3,000)	0	0	0	0	0	4,645	(70)
Liabilities:
Future policy benefits	(9,047,956)	5,513,374	0	0	(1,006,165)	0	0	0	0	(4,540,747)	5,256,263
Policyholders' account balances(6)	(3,245,773)	(409,912)	0	0	(1,094,824)	0	1,248,413	0	0	(3,502,096)	(289,548)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2022
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(16,829)	$0	$0	$(56,470)	$(242)	$(14,416)	$0	$0	$(59,239)
Other assets:
Fixed maturities, trading	0	0	0	0	0	0	0	0	0
Equity securities	0	(3,310)	0	0	0	0	(3,872)	0	0
Short-term investments	77	0	0	73	(36)	0	0	0	73
Cash equivalents	0	0	0	0	0	0	0	0	0
Other assets	44,096	0	0	0	0	47,951	0	0	0
Reinsurance recoverables	(635,649)	0	0	0	0	(607,225)	0	0	0
Separate account assets	0	0	(70)	0	0	0	0	(70)	0
Liabilities:
Future policy benefits	5,513,374	0	0	0	0	5,256,263	0	0	0
Policyholders' account balances	(409,912)	0	0	0	0	(289,548)	0	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2021
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$55,000	$0	$0	$(55,000)	$0	$0	$0	$0	$0	$0	$0
Foreign government	163	(13)	0	0	0	0	0	0	0	150	(15)
Corporate securities(4)	174,776	(10,914)	95,294	(5,085)	0	(28,690)	156,667	9,313	(5,727)	385,634	(11,298)
Structured securities(5)	2,065	4,165	74,800	(29)	0	(1,761)	32,859	107,038	(45,193)	173,944	4,189
Other assets:
Fixed maturities, trading	755	46	0	0	0	0	0	0	(801)	0	46
Equity securities	7,889	709	0	0	0	0	3,874	0	0	12,472	709
Short-term investments	0	181	0	0	0	(1,871)	1,690	0	0	0	0
Cash equivalents	0	147	0	0	0	(1,377)	1,230	0	0	0	0
Other assets	0	1,258	1,170	0	0	(899)	71,408	0	0	72,937	359
Reinsurance recoverables	13,239,539	(12,937,591)	629,259	0	0	0	0	0	0	931,207	(545,001)
Separate account assets	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(13,227,814)	5,281,553	0	0	(1,101,695)	0	0	0	0	(9,047,956)	4,647,753
Policyholders' account balances(6)	(1,155,274)	(78,321)	0	0	(265,807)	0	(1,746,371)	0	0	(3,245,773)	5,476

	Year Ended December 31, 2021
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(832)	$0	$(6,318)	$388	$(1,778)	$0	$(5,346)
Other assets:
Fixed maturities, trading	0	46	0	0	0	46	0
Equity securities	0	709	0	0	0	709	0
Short-term investments	181	0	0	0	0	0	0
Cash equivalents	147	0	0	0	0	0	0
Other assets	1,258	0	0	0	359	0	0
Reinsurance recoverables	(12,937,591)	0	0	0	(545,001)	0	0
Separate account assets	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	5,281,553	0	0	0	4,647,753	0	0
Policyholders' account balances	(78,321)	0	0	0	5,476	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(5,019)	$0	$19,106	$145	$(4,773)	$0	$18,962
Other assets:
Fixed maturities, trading	0	87	0	0	0	87	0
Equity securities	0	2,821	0	0	0	1,211	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	0
Reinsurance recoverables	3,604,075	0	0	0	3,889,923	0	0
Receivables from parent and affiliates	0	0	0	23	0	0	0
Liabilities:
Future policy benefits	(3,610,281)	0	0	0	(3,896,128)	0	0
Policyholders' account balances	(30,199)	0	0	0	3,853	0	0
(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investments gains (losses), net related to the 2021 Variable Annuities Recapture and the Affiliated Reinsurance Agreement.
(2)For current year "Other" in policyholders' account balances largely represent non-cash moves related to novated indexed variable annuities under the reinsurance agreement with FLIAC. See Note 9 for more details regarding these transactions. In addition, other assets and policyholders' account balances represents an out of period adjustment related to certain portions of reinsurance activity that had been incorrectly recorded on the balance sheet during the fourth quarter of 2021. Prior year represents non-cash transfers related to the 2021 Variable Annuities Recapture. Refer to Note 1 for more details.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate private, foreign corporate public, foreign corporate private securities and foreign government bonds.
(5)Includes asset-backed and commercial mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Nonrecurring Fair Value Measurements - The following tables represent information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment). Assets included in the table are those that were impaired during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3).

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Equity in earnings of operating joint venture, net of taxes
Investment in joint venture	$(75,000)	$0	$0

Gains (Losses):
Other invested assets	$(11,125)	$0	$0

	December 31, 2022	December 31, 2021
	(in thousands)
Carrying value after measurement as of period end:
Investment in joint venture(1)	$60,456	$0
Other invested assets	0	0
(1)Reported carrying value includes value as of the measurement period of June 30, 2022 for the Investment in joint venture.

Fair Value of Financial Instruments
The tables below present the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2022
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$4,602,177	$4,602,177	$4,928,680
Policy loans	0	0	505,367	505,367	505,367
Short-term investments	26,331	0	0	26,331	26,331
Cash and cash equivalents	675,445	290,000	0	965,445	965,445
Accrued investment income	0	219,635	0	219,635	219,635
Reinsurance recoverables	0	0	25,127	25,127	27,183
Receivables from parent and affiliates	0	76,846	0	76,846	76,846
Other assets	0	94,200	730,682	824,882	824,882
Total assets	$701,776	$680,681	$5,863,353	$7,245,810	$7,574,369
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,192,271	$3,141,000	$4,333,271	$4,351,945
Cash collateral for loaned securities	0	86,750	0	86,750	86,750
Short-term debt to affiliates	0	120,325	0	120,325	126,250
Long-term debt to affiliates	0	173,905	0	173,905	185,563
Payables to parent and affiliates	0	41,654	0	41,654	41,654
Other liabilities	0	1,269,615	33,250	1,302,865	1,302,866
Total liabilities	$0	$2,884,520	$3,174,250	$6,058,770	$6,095,028

	December 31, 2021
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$2,883,710	$2,883,710	$2,832,560
Policy loans	0	0	1,327,485	1,327,485	1,327,485
Short-term investments	37,000	0	0	37,000	37,000
Cash and cash equivalents	297,299	185,000	0	482,299	482,299
Accrued investment income	0	160,027	0	160,027	160,027
Reinsurance recoverables	0	0	29,931	29,931	28,883
Receivables from parent and affiliates	0	116,086	0	116,086	116,086
Other assets	0	134,598	434,383	568,981	568,981
Total assets	$334,299	$595,711	$4,675,509	$5,605,519	$5,553,321
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,356,850	$2,590,487	$3,947,337	$3,941,822
Cash collateral for loaned securities	0	3,004	0	3,004	3,004
Long-term debt to affiliates	0	319,225	0	319,225	320,362
Payables to parent and affiliates	0	31,775	0	31,775	31,775
Other liabilities	0	864,788	34,091	898,879	898,879
Total liabilities	$0	$2,575,642	$2,624,578	$5,200,220	$5,195,842

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments, which are not securities, recorded at amortized cost; cash and cash equivalent instruments, accrued investment income.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.
Other Assets
Other assets primarily consists of deposit assets related to the reinsurance agreements with Pruco Life and a third party reinsurer, which uses deposit accounting under U.S. GAAP. Also included are other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities includes the funds withheld liability for assets retained under the reinsurance agreement that corresponds to the deposit assets above in "Other Assets". Also included are unsettled trades, drafts, and escrow deposits. Payables to parent and affiliates is primarily related to accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2022	2021	2020
	(in thousands)
Balance, beginning of year	$6,830,972	$2,433,936	$1,855,698
Capitalization of commissions, sales and issue expenses	962,579	1,057,030	758,469
Amortization-Impact of assumption and experience unlocking and true-ups	(289,619)	40,482	(27,844)
Amortization-All other	(567,766)	(382,600)	(112,718)
Change due to unrealized investment gains and losses	251,513	(81,031)	(39,861)
Other (1)(2)(3)	(571,582)	3,763,155	192
Balance, end of year	$6,616,097	$6,830,972	$2,433,936

(1)    2022 includes the impact of the reinsurance agreement with Lotus Reinsurance Company Ltd. ("Lotus Re"). See Note 9 for additional information.
(2)    2021 includes the impact of the 2021 Variable Annuities Recapture as well as the assuming of DAC upon Affiliated Reinsurance Agreement with FLIAC. See Note 1 and Note 9 for additional information.
(3)    2020 represents the impact of the January 1, 2020 adoption of ASU 2016-13.

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2022	2021
	(in thousands)
Life insurance	$17,842,327	$18,095,368
Individual annuities and supplementary contracts	781,605	740,941
Other contract liabilities	4,580,601	9,090,720
Total future policy benefits	$23,204,533	$27,927,029

Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and guaranteed minimum death benefits. Other contract liabilities include liabilities for variable annuity living benefit guarantees and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.7% to 14.8%; less than 0.3% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The interest rates used in the determination of the present values range from 4.9% to 5.5%. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2022	2021
	(in thousands)
Interest-sensitive life contracts	$20,730,040	$19,729,444
Individual annuities	19,718,745	14,150,233
Guaranteed interest accounts	107,168	125,249
Other	1,192,288	1,356,869
Total policyholders’ account balances	$41,748,241	$35,361,795
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products. See Note 5 for additional information regarding the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 0.8% to 4.9%. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 4.9%. Interest crediting rates for other range from 0.5% to 5.4%.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred and fixed indexed annuity contracts without MVA that have a guaranteed credited rate, annuity benefit and withdrawal benefit. The Company also issues indexed variable annuity contracts for which the return, when the account value is allocated to the index strategies, is tied to the return of specific indices subject to applicable contractual minimums and maximums and also varying levels of downside protection. The contract also guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed variable annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2022 and 2021, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2022		December 31, 2021
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$77,282,989	N/A	$103,862,788	N/A
Net amount at risk	$976,756	N/A	$27,872	N/A
Average attained age of contractholders	70 years	N/A	69 years	N/A
Minimum return or contract value
Account value	$14,521,870	$84,579,903	$19,634,387	$113,689,139
Net amount at risk	$4,053,465	$8,644,043	$1,124,519	$1,653,394
Average attained age of contractholders	72 years	70 years	72 years	69 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2022	December 31, 2021

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$3,711,310	$4,473,502
General account value	$11,081,838	$10,558,009
Net amount at risk	$155,866,833	$149,872,088
Average attained age of contractholders	58 years	58 years
(1)Balances are gross of reinsurance.
(2)Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2022(1)	December 31, 2021(1)
	(in thousands)
Equity funds	$43,963,573	$69,299,203
Bond funds	42,054,051	47,895,089
Money market funds	2,703,108	3,016,761
Total	$88,720,732	$120,211,053
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.1 billion at December 31, 2022 and $3.3 billion at December 31, 2021 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2022, 2021 and 2020 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2019	$460,501	$7,400,233	$17,107	$8,529,566	$16,407,407
Incurred guarantee benefits(1)	114,878	1,368,759	3,490	4,698,248	6,185,375
Paid guarantee benefits	(37,804)	(126,148)	(1,667)	0	(165,619)
Change in unrealized investment gains and losses	31,488	720,741	318	0	752,547
Balance at December 31, 2020	569,063	9,363,585	19,248	13,227,814	23,179,710
Incurred guarantee benefits(1)	(10,596)	1,089,139	(3,650)	(4,179,858)	(3,104,965)
Paid guarantee benefits	(24,394)	(189,453)	0	0	(213,847)
Change in unrealized investment gains and losses	(46,542)	(326,128)	(484)	0	(373,154)
Balance at December 31, 2021	487,531	9,937,143	15,114	9,047,956	19,487,744
Incurred guarantee benefits(1)	100,830	2,260,795	(1,279)	(4,507,209)	(2,146,863)
Paid guarantee benefits	(62,461)	(200,877)	(1,392)	0	(264,730)
Change in unrealized investment gains and losses	(9,129)	(2,498,668)	(76)	0	(2,507,873)
Balance at December 31, 2022	$516,771	$9,498,393	$12,367	$4,540,747	$14,568,278
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements”. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances”, are as follows:

Sales Inducements
(in thousands)
Balance at December 31, 2020	$0
Capitalization	167
Amortization - Impact of assumption and experience unlocking and true-ups	16,286
Amortization - All other	(37,737)
Change in unrealized investment gains and losses	7,669
Other (1)	388,264
Balance at December 31, 2021	374,649
Capitalization	675
Amortization - Impact of assumption and experience unlocking and true-ups	(44,422)
Amortization - All other	(61,640)
Change in unrealized investment gains and losses	6,312
Balance at December 31, 2022	$275,574
(1) Represents the impact of the 2021 Variable Annuities Recapture.
There were no deferred sales inducements balances at December 31, 2020 because they were fully ceded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), Gibraltar Universal Life Reinsurance Company ("GUL Re"), Dryden Arizona Reinsurance Term Company (“DART”), Lotus Re, PALAC, a former subsidiary of Prudential Financial that was sold to Fortitude on April 1, 2022, which is discussed in Note 1, and Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a subsidiary of Prudential Financial that was sold to a third-party on June 30, 2021, as discussed below. As of July 1, 2021, the Company recaptured the risks related to its business that had been previously reinsured to PALAC as a result of the 2021 Variable Annuities Recapture, which is discussed below and in Note 1. The Company also participates in reinsurance with its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance are recorded within “Other assets” and the corresponding funds withheld liability for assets retained under these reinsurance agreements are recorded within “Other liabilities.” Balances associated with these agreements are included in the tables below.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees and index-linked features of certain annuity products. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC which was recaptured as part of the 2021 Variable Annuities Recapture, and the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2022	2021
	(in thousands)
Reinsurance recoverables	$34,561,825	$38,598,767
Policy loans	(1,011,112)	(156,749)
Deferred policy acquisition costs	(3,155,419)	(2,575,232)
Deferred sales inducements	(33,346)	(37,905)
Other assets(1)	1,142,083	850,681
Policyholders’ account balances(1)	7,137,766	14,386,443
Future policy benefits	5,173,784	5,286,252
Other liabilities(1)	2,701,216	1,642,413
(1)Prior period has been reclassified to conform to the current period presentation to include reinsurance agreements using the deposit method of accounting.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Unaffiliated reinsurance amounts included in the table above and in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

	2022	2021(1)
	(in thousands)
Deferred policy acquisition costs	$484,730	$0
Other assets	1,034,000	497,050
Policyholders' account balances	2,782,114	0
Future policy benefits	0	9
Other liabilities	820,185	467,203
(1)Prior period has been reclassified to conform to the current period presentation.

The deposit assets on reinsurance totaled $828 million and $497 million at December 31, 2022 and 2021, respectively. The funds withheld liabilities totaled $705 million and $419 million at December 31, 2022 and 2021, respectively.

Reinsurance recoverables by counterparty as of December 31, were as follows:

	2022	2021
	(in thousands)
PAR U	$13,365,780	$13,523,832
PALAC(1)	0	7,198,504
PURC	5,921,664	5,830,441
PARCC	2,211,803	2,371,491
GUL Re	2,709,538	2,710,926
PAR Term	2,043,970	1,972,339
Prudential Insurance	1,263,411	2,082,551
Term Re	2,054,090	1,953,063
Lotus Re	2,015,687	32,039
DART	763,004	644,101
Unaffiliated(1)	2,212,878	279,480
Total reinsurance recoverables	$34,561,825	$38,598,767
(1)Due to the sale of PALAC on April 1, 2022 the reinsurance recoverable balance has become unaffiliated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2022	2021	2020
	(in thousands)
Premiums:
Direct	$1,871,264	$1,909,878	$1,923,708
Assumed	776	162	184
Ceded	(1,597,257)	(1,706,364)	(1,831,716)
Net premiums	274,783	203,676	92,176
Policy charges and fee income:
Direct	3,436,953	3,647,883	3,491,735
Assumed	608,458	582,003	587,466
Ceded	(2,313,454)	(2,700,129)	(3,454,881)
Net policy charges and fee income	1,731,957	1,529,757	624,320
Net investment income:
Direct	920,674	555,404	372,822
Assumed	1,513	1,049	1,579
Ceded	(38,186)	(6,218)	(7,051)
Net investment income	884,001	550,235	367,350
Asset administration fees:
Direct	351,600	403,359	360,438
Assumed	0	0	0
Ceded	(67,418)	(201,182)	(341,300)
Net asset administration fees	284,182	202,177	19,138
Other income (loss):
Direct	(731,796)	227,035	78,445
Assumed	271	(66)	(1)
Ceded	(3,457)	35,790	165
Amortization of reinsurance income	73,122	4,449	4,647
Net other income	(661,860)	267,208	83,256
Realized investment gains (losses), net:
Direct(1)	1,838,136	7,663,351	(3,593,799)
Assumed(1)	(244,000)	12,593	0
Ceded(1)	(552,701)	(12,971,350)	3,530,823
Realized investment gains (losses), net	1,041,435	(5,295,406)	(62,976)
Policyholders’ benefits (including change in reserves):
Direct	3,951,690	3,611,402	3,584,011
Assumed	1,504,204	849,599	1,055,277
Ceded	(4,846,502)	(3,805,091)	(4,341,139)
Net policyholders’ benefits (including change in reserves)	609,392	655,910	298,149
Interest credited to policyholders’ account balances:
Direct	883,398	563,821	536,886
Assumed	74,402	138,202	136,153
Ceded	(440,312)	(816,608)	(439,664)
Net interest credited to policyholders’ account balances	517,488	(114,585)	233,375
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(427,208)	(2,265,350)	(1,589,113)
(1)Prior period has been reclassified to conform to the current period presentation to include reinsurance agreements using the deposit method of accounting.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Unaffiliated reinsurance assumed and ceded amounts included in the table above and in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2022	2021(1)	2020(1)
	(in thousands)
Premiums:
Assumed	$149	$162	$184
Ceded	(35,867)	(19,785)	(10,526)

Policy charges and fee income:
Assumed	2,113	0	0
Ceded	(81,781)	(65,451)	(53,871)

Net investment income:
Ceded	10,802	687	0

Other income (loss):
Assumed	270	(68)	1

Realized investment gains (losses), net:
Assumed	778,620	0	0
Ceded	(38,317)	(49,460)	73,108

Policyholders' benefits (including change in reserves):
Assumed	2,566	429	949
Ceded	(87,370)	(200,973)	(69,720)

Interest credited to policyholders' account balances:
Assumed	(95,285)	0	0
(1)Prior period has been reclassified to conform to the current period presentation.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2022	2021	2020
	(in thousands)
Direct gross life insurance face amount in force	$1,093,610,227	$1,079,382,740	$1,045,775,819
Assumed gross life insurance face amount in force	36,668,045	37,822,851	38,818,752
Reinsurance ceded	(1,009,571,304)	(992,635,327)	(986,701,914)
Net life insurance face amount in force	$120,706,968	$124,570,264	$97,892,657

Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation had no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.
Effective July 1, 2021, the Company recaptured the risks related to its business, as discussed above, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in PALAC, were transferred to the Company. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within the Company. See Note 1 for additional information.
On April 1, 2022, PALAC was sold to Fortitude as discussed in Note 1 and is no longer considered an affiliate of the Company.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.
PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. On June 30, 2021, PIIH completed the sale of Prudential of Taiwan to the Buyer. This resulted in the removal of the insurance related liabilities and offsetting reinsurance recoverables previously on the books of Pruco Life. The Buyer provided Pruco Life a backstop indemnification and Pruco Life provided a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer. Refer to Note 14 for details on the guarantee.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly-renewable term ("YRT") reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. This agreement was terminated for new business effective January 1, 2020, with certain new business (primarily Universal Life policies) terminated as early as 2017. The Company now reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, certain term life insurance policies were recaptured and subsequently reinsured to PARCC and PAR Term as noted above. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $305 million loss recorded through "Policy charges and fee income." Those policies were then reinsured to Lotus Re as mentioned below.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above, which were then acquired by Sixth Street in July 2021. There was no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in-force business.
Lotus Re
Effective October 1, 2021, the Company entered into an automatic coinsurance agreement with Lotus Re to reinsure $32 million worth of liabilities associated with the risks associated with a portion of its Variable Life policies in the extended term policy status.
Effective January 1, 2022 the Company recaptured the risks that were previously ceded to Lotus Re from October 1, 2021 through December 31, 2021. Immediately thereafter, the Company entered into a reinsurance agreement with Lotus Re to cede 100% of the risks associated with a closed block of Variable Life business on a coinsurance and modified coinsurance basis including policies in the extended term policy status. The amount of the net liabilities associated with the transaction for coinsurance and modified coinsurance were $1,381 million and $14,037 million, respectively. As part of the consideration, the Company also ceded to Lotus Re $855 million of policy loan assets associated with the reinsured policies while receiving $820 million in cash from Lotus Re. As a result, the Company recorded a $1,346 million deferred gain, which will be recognized over the remaining life of the underlying policies. In tandem with the transaction, effective January 1, 2022, Lotus Re established an automatic YRT agreement with the Company to cede back a portion of the mortality risks associated with the reinsured policies for the purposes of the Company maintaining YRT reinsurance with external counterparties.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.

Information regarding significant third-party reinsurance arrangements is described below.

FLIAC
Effective December 1, 2021, the Company entered into a reinsurance agreement with FLIAC under which the Company assumed all of its indexed variable annuities. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to the Company. As a result of the agreement, Reinsurance recoverables includes the assumed modified coinsurance arrangement, which reflects the value of the invested assets retained by FLIAC and the associated asset returns. The Company also assumed all of FLIAC’s fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature which are accounted for under deposit accounting. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from FLIAC to the Company and any such novated contracts shall cease to be reinsured under this agreement. As of December 31, 2022, the total account value of contracts novated from FLIAC to the Company were $4.8 billion for indexed variable annuities contracts and $1.9 billion for fixed annuities and fixed indexed annuities contracts, which is approximately 74% of the total reinsured block.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2022, $2.5 billion of HDI v.3.0 account values are reinsured to Union Hamilton.

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Current tax expense (benefit):
U.S. federal	$(345,263)	$440,649	$(358,548)
State and local	4,479	5,002	0
Total	(340,784)	445,651	(358,548)
Deferred tax expense (benefit):
U.S. federal	339,902	(1,137,090)	228,300
Total	339,902	(1,137,090)	228,300
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(882)	(691,439)	(130,248)
Income tax expense (benefit) on equity in earnings of operating joint ventures	(193)	(147)	(518)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(510,840)	(52,374)	70,806
Total income tax expense (benefit)	$(511,915)	$(743,960)	$(59,960)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2022, 2021 and 2020, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Expected federal income tax expense (benefit)	$87,361	$(609,393)	$14,308
Non-taxable investment income	(46,426)	(48,662)	(46,836)
Tax credits	(47,544)	(36,806)	(27,980)
Changes in tax law	0	(3,644)	(70,121)
Other	5,727	7,066	381
Reported income tax expense (benefit)	$(882)	$(691,439)	$(130,248)
Effective tax rate	(0.2)%	23.8%	(191.2)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2022, 2021 and 2020 was (0.2)%, 23.8% and (191.2)%, respectively. The following is a description of items that had a significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2022, 2021 and 2020, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is included in most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $44 million of the total $46 million of 2022 non-taxable investment income, $46 million of the total $49 million of 2021 non-taxable investment income, and $45 million of the total $47 million of 2020 non-taxable investment income. The DRD for the current period was estimated using information from 2021, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Changes in Tax Law. The following is a notable change in tax law that impacted the Company’s effective tax rate for the periods presented:
The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company recorded an income tax benefit of $70 million from carrying the 2020 NOL back to tax years that have a 35% tax rate.
Other. This line item represents reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2022	2021
	(in thousands)
Deferred tax assets:
Insurance reserves	$1,338,174	$2,391,739
Investments	343,012	0
Net unrealized loss on securities	481,763	0
Other	2,800	2,894
Deferred tax assets	2,165,749	2,394,633
Deferred tax liabilities:
Deferred policy acquisition cost	888,944	1,003,301
Deferred sales inducements	57,870	78,676
Net unrealized gain on securities	0	114,705
Investments	0	155,891
Deferred tax liabilities	946,814	1,352,573
Net deferred tax asset (liability)	$1,218,935	$1,042,060
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
Changes in market conditions during 2022, including rising interest rates, resulted in the recording of deferred tax assets related to net unrealized tax capital losses. When assessing recoverability of these deferred tax assets, we consider our ability and intent to hold the underlying securities to recovery in value, if necessary, as well as other factors as noted above. As of December 31 2022, based on all available evidence, including capital loss carryback capacity, we concluded that the deferred tax assets related to the unrealized tax capital losses on the available for sale securities portfolios are, more likely than not, expected to be realized.
The Company had no valuation allowance as of December 31, 2022 and 2021. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $416 million, $(2,902) million and $68 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2022, 2021, and 2020. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2022, the Company remains subject to examination in the U.S. for tax years 2014 through 2022.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.
11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2019	$(7,917)	$289,359	$281,442
Change in OCI before reclassifications	599	327,819	328,418
Amounts reclassified from AOCI	0	7,074	7,074
Income tax benefit (expense)	(479)	(70,327)	(70,806)
Balance, December 31, 2020	(7,797)	553,925	546,128
Change in OCI before reclassifications	(3,891)	(222,182)	(226,073)
Amounts reclassified from AOCI	0	(24,994)	(24,994)
Income tax benefit (expense)	414	51,960	52,374
Balance, December 31, 2021	(11,274)	358,709	347,435
Change in OCI before reclassifications	(9,337)	(2,425,810)	(2,435,147)
Amounts reclassified from AOCI	0	(4,428)	(4,428)
Income tax benefit (expense)	604	510,236	510,840
Balance, December 31, 2022	$(20,007)	$(1,561,293)	$(1,581,300)
(1)Includes cash flow hedges of $139 million, $40 million, and $(8) million as of December 31, 2022, 2021 and 2020, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$78,433	$28,508	$162
Net unrealized investment gains (losses) on available-for-sale securities(4)	(74,005)	(3,514)	(7,236)
Total net unrealized investment gains (losses)	4,428	24,994	(7,074)
Total reclassifications for the period	$4,428	$24,994	$(7,074)
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information regarding cash flow hedges.
(4)See table below for additional information regarding unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” (loss) for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recorded, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI Loss has been Recognized	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recorded(1)	Net Unrealized Gains (Losses) on All Other Investments(2)	DAC and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2019	$1,568	$0	$423,612	$423,227	$(482,134)	$(76,914)	$289,359
Reclassification due to implementation of ASU 2016-13 (6)	(1,568)	0	1,568	0	0	0	0
Net unrealized investment gains (losses) on investments arising during the period	0	616	416,479	0	0	(87,588)	329,507
Reclassification adjustment for (gains) losses included in net income	0	0	7,074	0	0	(1,486)	5,588
Reclassification due to allowance for credit losses recorded during the period	0	(616)	616	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	776,821	(866,097)	18,747	(70,529)
Balance, December 31, 2020	0	0	849,349	1,200,048	(1,348,231)	(147,241)	553,925
Net unrealized investment gains (losses) on investments arising during the period	0	2,951	(240,917)	0	0	50,016	(187,950)
Reclassification adjustment for (gains) losses included in net income	0	(8)	(24,986)	0	0	5,277	(19,717)
Reclassification due to allowance for credit losses recorded during the period	0	742	(742)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	(216,963)	232,747	(3,333)	12,451
Balance, December 31, 2021	0	3,685	582,704	983,085	(1,115,484)	(95,281)	358,709
Net unrealized investment gains (losses) on investments arising during the period	0	(149)	(2,737,565)	0	0	574,791	(2,162,923)
Reclassification adjustment for (gains) losses included in net income	0	831	(5,259)	0	0	930	(3,498)
Reclassification due to allowance for credit losses recorded during the period	0	4	(4)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	(2,177,588)	2,489,492	(65,485)	246,419
Balance, December 31, 2022	$0	$4,371	$(2,160,124)	$(1,194,503)	$1,374,008	$414,955	$(1,561,293)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Includes cash flow hedges. See Note 4 for information regarding cash flow hedges.
(3)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(4)"Other liabilities" primarily includes reinsurance payables.
(5)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). It's subsidiary PLNJ is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
The following table summarizes certain statutory financial information for the Company, including its subsidiary PLNJ, for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Statutory net income (loss)(1)	$3,369	$833	$(671)
Statutory capital and surplus(1)	4,839	5,955	1,461
(1) Prior year amounts have been updated to conform to finalized statutory filing where applicable.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. The Company must obtain approval from AZDOI prior to paying a dividend if the dividend, together with other dividend distributions made within the preceding twelve months, would exceed the lesser of 10% of statutory surplus or net gain from operations. Based on these limitations, there is no capacity to pay a dividend in 2023 without prior approval. The Company did not pay dividends to Prudential Insurance in 2022, 2021 and 2020.

13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2022, 2021 and 2020. The expense charged to the Company for the deferred compensation program was $5 million, $4 million and $5 million for the years ended December 31, 2022, 2021 and 2020, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $19 million, $14 million and $17 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $15 million, $13 million and $18 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $9 million, $5 million and $7 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company is charged distribution expenses from Prudential’s proprietary nationwide sales organization, “Prudential Advisors” through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.  Prudential Advisors distributes Prudential life insurance, annuities, and investment products with proprietary and non-proprietary product options.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $611 million, $379 million and $529 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $105 million, $86 million and $76 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,512 million at December 31, 2022 and $5,248 million at December 31, 2021. Fees related to these COLI policies were $52 million, $56 million and $50 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company reinsures the risk associated with these COLI policies to an affiliate reinsurer as part of a broader program related to variable insurance policies.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $41 million, $20 million and $15 million for the years ended December 31, 2022, 2021 and 2020, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
The interest income to the Company from PGF related to affiliated cash collateral was $137 million for the year ended December 31, 2022.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $606 million and $466 million as of December 31, 2022 and 2021, respectively. "Net investment income" related to these ventures include gains of $21 million, $39 million and $12 million for the years ended December 31, 2022, 2021 and 2020, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $306 million, $374 million and $344 million for the years ended December 31, 2022, 2021 and 2020, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $36 million, $21 million and $11 million for the years ended December 31, 2022, 2021 and 2020, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2022	2021
							(in thousands)
U.S. dollar fixed rate notes	2022	-	2027	0.00%	-	14.85%	$148,076	$162,045
Total long-term notes receivable - affiliated(1)							$148,076	$162,045
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2022 and 2021, and is included in “Other assets.” Revenues related to these loans was $3 million, $4 million and $4 million for each of the years ended December 31, 2022 , 2021 and 2020, respectively, and are included in “Other income (loss).”
Affiliated Commercial Mortgage Loan
The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, was as follows:

	Maturity Date	Interest Rate	2022	2021
			(in thousands)
Affiliated Commercial Mortgage Loan	2025	8.67%	$72,225	$73,412
This affiliated commercial mortgage loan was transferred from PALAC as part of the 2021 Variable Annuities Recapture. See Note 1 for details.
The commercial mortgage loan shown above is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage loan on an on-going basis.
Accrued interest receivable related to the loan was $0.5 million and $0.3 million for years ended December 31, 2022 and 2021, respectively, and is included in "Accrued investment income". Revenues were $4.6 million and $1.7 million and for the years ended December 31, 2022 and 2021, respectively, and is included in "Net investment income."

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2022 and 2021, excluding those related to the 2021 Variable Annuities Recapture effective July 1, 2021, as described in Note 1.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
PALAC	June 2021	Purchase	Equities	$40,284	$40,284	$0	$0
Prudential Insurance	September 2021	Purchase	Fixed Maturities	$64,374	$59,642	$(3,739)	$0
Prudential Insurance	September 2021	Sale	Fixed Maturities	$37,887	$35,264	$2,073	$0
Hirakata LLC	September 2021	Purchase	Fixed Maturities	$13,944	$13,944	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Fixed Maturities	$120,256	$120,256	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Fixed Maturities	$173,590	$166,427	$0	$7,163
Prudential Insurance	September 2021	Purchase	Commercial Mortgage and Other Loans	$45,358	$42,127	$(2,553)	$0
Prudential Insurance	September 2021	Sale	Commercial Mortgage and Other Loans	$22,796	$21,780	$802	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Commercial Mortgage and Other Loans	$29,483	$29,483	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Commercial Mortgage and Other Loans	$51,005	$47,020	$0	$3,985
Prudential Insurance	September 2021	Purchase	Derivatives	$600	$494	$(84)	$0
Prudential Insurance	September 2021	Sale	Derivatives	$335	$175	$127	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Derivatives	$(1,243)	$(1,243)	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Derivatives	$2,846	$770	$0	$2,076
PARU	November 2021	Purchase	Fixed Maturities	$41,021	$41,021	$0	$0
PALAC	November 2021	Purchase	Derivatives	$1,112	$1,112	$0	$0
PALAC	December 2021	Transfer in	Fixed Maturities	$2,037,320	$2,037,320	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PURC	December 2021	Purchase	Fixed Maturities	$48,041	$48,041	$0	$0
PALAC	December 2021	Purchase	Fixed Maturities	$57,087	$57,087	$0	$0
PALAC	December 2021	Transfer in	Commercial Mortgage and Other Loans	$517,309	$517,309	$0	$0
Prudential Insurance	December 2021	Contributed Capital	Fixed Maturities	$166,676	$166,676	$0	$0
Prudential Retirement Insurance & Annuity Co	December 2021	Sale	Derivatives	$31,567	$0	$0	$31,567
Prudential Retirement Insurance & Annuity Co	December 2021	Purchase	Derivatives	$73,572	$73,572	$0	$0
PALAC	December 2021	Purchase	Derivatives	$8,455	$8,455	$0	$0
PALAC	January 2022	Purchase	Fixed Maturities	$4,432	$4,432	$0	$0
PALAC	January 2022	Purchase	Derivatives	$404	$404	$0	$0
PALAC	February 2022	Purchase	Fixed Maturities	$128,909	$128,909	$0	$0
PARU	April 2022	Purchase	Fixed Maturities	$48,970	$48,970	$0	$0
Prudential Insurance	May 2022	Purchase	Fixed Maturities	$233,426	$241,128	$6,085	$0
Prudential Insurance	June 2022	Purchase	Fixed Maturities	$88,754	$81,216	$(5,955)	$0
Prudential Insurance	June 2022	Transfer In	Fixed Maturities	$52,089	$45,031	$(5,577)	$0
Prudential Insurance	June 2022	Transfer Out	Fixed Maturities	$48,786	$58,984	$(8,057)	$0
PARU	June 2022	Purchase	Commercial Mortgage and Other Loans	$6,492	$6,492	$0	$0
PARU	June 2022	Sale	Commercial Mortgage and Other Loans	$14,853	$15,725	$0	$(872)
GUL RE	June 2022	Purchase	Commercial Mortgage and Other Loans	$13,551	$13,551	$0	$0
GUL RE	June 2022	Sale	Commercial Mortgage and Other Loans	$8,692	$9,033	$0	$(341)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PURC	June 2022	Purchase	Commercial Mortgage and Other Loans	$4,403	$4,403	$0	$0
Prudential Insurance	July 2022	Transfer In	Fixed Maturities	$6,319	$7,230	$719	$0
PARU	July 2022	Purchase	Fixed Maturities	$16,284	$16,284	$0	$0
Prudential Insurance	August 2022	Purchase	Fixed Maturities	$155,823	$139,712	$(12,728)	$0
Vantage Casualty Insurance Company	September 2022	Purchase	Fixed Maturities	$3,497	$3,497	$0	$0
WH Warehouse Ltd	October 2022	Sale	Fixed Maturities	$26,536	$26,388	$0	$148
PARU	November 2022	Purchase	Fixed Maturities	$91,051	$91,051	$0	$0
Prudential Insurance	December 2022	Purchase	Fixed Maturities	$67,477	$71,369	$3,075	$0

Debt Agreements
The Company is authorized to borrow funds up to $7 billion from affiliates to meet its capital and other funding needs. The following table provides the breakout of the Company's short and long-term debt to affiliates as of December 31, 2022:

Affiliate	Date Issued	Amount of Notes - December 31, 2022	Amount of Notes - December 31, 2021	Interest Rate	Date of Maturity
		(in thousands)
Prudential Insurance	8/13/2021	$96,666	$99,770	4.39%	12/15/2023
Prudential Insurance	8/13/2021	29,000	29,931	4.39%	12/15/2023
Prudential Insurance	8/13/2021	97,665	100,348	3.95%	6/20/2024
Prudential Insurance	8/13/2021	39,066	40,139	3.95%	6/20/2024
Prudential Insurance	8/13/2021	48,832	50,174	3.95%	6/20/2024
Prudential Funding, LLC	12/28/2022	138	0	4.73%	1/31/2023
Prudential Funding, LLC	12/29/2022	62	0	4.73%	1/31/2023
Prudential Funding, LLC	12/30/2022	384	0	4.73%	1/31/2023
Total Loans Payable to Affiliates		$311,813	$320,362
Effective August 2021, the affiliated long-term debt was transferred to the Company from PALAC based on the market value of $324 million. The Company recorded a premium of $24 million which is amortized into earnings over the life of the loans.
The total interest expense to the Company related to affiliated loans was $3.2 million, $0.4 million and $0.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Contributed Capital and Dividends
In February 2023, the Company received a capital contribution in the amount of $405 million from Prudential Insurance. In March, June and September of 2022, the Company received capital contributions in the amount of $8 million, $3 million and $7 million, respectively, from Prudential Insurance. In January, July and December of 2021, the Company received capital contributions in the amounts of $106 million, $3,813 million and $457 million, respectively, from Prudential Insurance. The December 2021 capital contribution includes$167 million of invested assets related to the affiliated reinsurance agreement with PALAC. In June, September and December of 2020, the Company received capital contributions in the amounts of $325 million, $75 million and $175 million, respectively, from Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In June 2021, there was a $34 million return of capital to Prudential Insurance associated with the financial guarantee related to the sale of Prudential of Taiwan. There was no return of capital in 2022 or 2020.
In 2022, 2021 and 2020, the Company did not pay any dividends to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2022 and 2021, the outstanding balances on these commitments were $333 million and $121 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.1 million and $0.0 million as of December 31, 2022 and 2021, respectively, which is a change of $0.1 million and $0.0 million for the years ended December 31, 2022 and 2021, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2022 and 2021, $582 million and $753 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2022 and 2021.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Since 2001, the Company entered into an arrangement with Prudential of Taiwan as discussed in Note 9. In June 2021, PIIH completed the sale of Prudential of Taiwan. As a result of the sale, the Company has a financial guarantee to stand ready to perform in an event that both Prudential of Taiwan and the Buyer default and fail to perform their obligations to make payments to the policyholders. The Company has a liability of $33 million and $34 million as of December 31, 2022 and 2021, respectively, which represents the fair value of the guarantee and is amortized in revenue over a period which approximates the life of the underlying insurance in force. Since this obligation is not subject to limitations, it is not possible to determine the maximum potential amount due under this guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2022, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Moreland, Socorro v. PICA, et al.
In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30-day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order. In December 2022, plaintiff filed a motion for class certification.

Regulatory
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2022 and 2021, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost in 2020.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life and Annuity Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the consolidated financial statements, the Company issues certain life and annuity contracts which contain guaranteed benefit features. Certain of the guarantees associated with variable annuity contracts are accounted for as embedded derivatives and recorded at fair value, with changes in fair value recognized currently in earnings. As of December 31, 2022, the fair value of the obligations associated with these guarantees accounted for as embedded derivatives was $4.5 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated by management using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance risk under the contract, as well as actuarially determined assumptions, including mortality rates, lapse rates, benefit utilization rates and withdrawal rates. For certain life insurance and annuity products that include certain other contract features, including guaranteed minimum death benefits (“GMDB”) and no-lapse guarantees, additional policyholder liabilities are established when associated assessments are recognized. The liability for no-lapse guarantee features is grouped with GMDB features in Note 8. As of December 31, 2022, the additional liability for these contract features was $10.0 billion recorded within the liability for future policy benefits. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, benefit utilization rates, withdrawal rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life and annuity products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the valuation model for the benefit features accounted for as embedded derivatives in light of the valuation objective (fair value) given the lack of an observable market for these guarantees and to determine the aforementioned assumptions for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the model for embedded derivatives recorded at fair value and the aforementioned assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life and annuity products included in the liability for future policy benefits, including controls over the model for the benefit features accounted for as embedded derivatives and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life and annuity products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models and (ii) the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products and Variable Deferred Annuity Products

As described in Notes 2 and 6 to the consolidated financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance and annuity business to the extent such costs are deemed recoverable from future profits. As of December 31, 2022, a significant portion of the $6.6 billion of deferred policy acquisition costs ("DAC") are associated with certain universal life and variable life products and variable deferred annuity products. DAC related to universal life and variable life products and variable deferred annuity products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products and variable deferred annuity products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, benefit utilization rates, withdrawal rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products and variable deferred annuity products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products and variable deferred annuity products, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models and (ii) the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 20, 2023

We have served as the Company's auditor since 1996.